UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-07603
                                   ---------------------------------------------

                       Mellon Institutional Funds Master Portfolio _____
                  -----------------------------------------------------------
                       (Exact name of registrant as specified in charter)

                       One Boston Place, Boston, MA                       02108
                  --------------------------------------------------------------
                       (Address of principal executive offices)       (Zip code)

                       Barbara A. McCann
                       Vice President and Secretary
                       One Boston Place, Boston, MA  02108
                  ------------------------------------------------------------
                       (Name and address of agent for service)

                       with a copy to:

                       Leonard Pierce
                       Hale & Dorr

                       Boston, MA
                  -------------------

Registrant's telephone number, including area code: 800-221-4795
                                                    --------------------

Date of fiscal year end:            12/31/2003
                         -----------------------------------------------

Date of reporting period:           12/31/2003
                          ----------------------------------------------

Item 1. Reports to Stockholders.

                             Standish Mellon Global
                                Fixed Income Fund


                          Financial Statements for the
                                   Year Ended
                                December 31, 2003


[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds


February 28, 2004


Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2003.

In 2003 we experienced a return to risk-taking in the financial markets. It's worth recalling that for most of 2002, market sentiment was notably bearish, characterized by a flight to quality. Indeed, the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, during 2003, the greatest gains were made by the stock market and the lowest-rated corporate debt. The S&P 500 gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 45%. International stocks also have enjoyed a healthy rebound, advancing 17%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 2%, after providing a total return of 12% in 2002, as measured by the Lehman Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Sluggish spots to date include inventory investment, state and local spending, net exports and employment, although some of these sectors show signs of much-awaited improvement.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. At its most recent meeting, the Fed edged closer to a less accommodative stance in dropping the "considerable period" language. Instead, the Fed said it "can be patient" in not raising rates until signs of inflation become evident. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.


                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 o Boston, MA 02205-1407
                  (800) 221-4795 Toll Free o (617) 350-0042 Fax

                        A Mellon Financial Company. (SM)

Looking ahead, it is clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard


                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 o Boston, MA 02205-1407
                  (800) 221-4795 Toll Free o (617) 350-0042 Fax

                        A Mellon Financial Company. (SM)

                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                       Management Discussion and Analysis
                                  December 2003

Global bond markets produced modest, positive returns in 2003. The Standish Mellon Global Fixed Income Fund returned 6.38% for the year, after all expenses, compared to our benchmarks of 2.09% for the JP Morgan Hedged Global Government Bond Index, and 3.11% for the Lehman Global Aggregate Hedged Index.

Global bond market returns had two distinct phases during 2003 that were driven by a series of economic, financial and geopolitical developments. During the first half of the year, bond markets were generally strong, led by the U.S. market. The global economy was weak, although there were signs of recovery, and financial market participants were concerned about the possibility of deflation, particularly in the U.S. The Iraq war and concern about North Korea's nuclear weapons program further weighed on confidence and the growth outlook. In addition, financial market scandals caused some investors to abandon riskier assets such as stocks. Bonds looked like a safe bet.

During the second half of the year, global growth accelerated and confidence returned to financial markets. The heavy fighting was over in Iraq and progress was being made on the Korean Peninsula. The Federal Reserve had lowered rates to their lowest level since 1958 and the combination of low interest rates and fiscal stimulus was taking hold. The health of global companies was improving with increasing profits and declining credit spreads. Equities were rallying globally as were emerging market stocks and bonds. As the fear of deflation faded, bond yields rose dramatically from the mid-year lows.

The range of returns in hedged terms for government bond markets as measured by the JP Morgan Government Bond Indices was modest for the year with only 514 b.p. separating the best market Canada (+4.52%) from the worst, Australia (-0.62%). The U.S. component of the index returned 2.44% while European markets returned 2.80% and Japan only 36 b.p. Although government bond returns were modest in 2003, corporate and emerging market bonds performed quite well. The higher yielding segments of the bond market produced the best returns with high yield corporate bonds and emerging market bond indices recording returns in excess of 20%. The U.S. dollar fell during the year as the mix of loose fiscal and monetary policy and the large current account deficit made the currency unattractive to global investors.

During this period of U.S. dollar weakness, the Fund has not been able to make regular distributions of investment income. This is due to our policy of hedging most of our currency exposures back to U.S. dollars. Although this policy results in less volatility in total return over time than if the portfolio were unhedged, currency volatility can have a significant effect on the Fund's investment income. In periods when the dollar declines as it has over the past two years, the losses from the currency hedging activity offset the investment income of the portfolio. Conversely, when the dollar appreciates, our currency hedging activity typically generates gains that enhance the investment income of the Fund. Another way to view this is that much of the Fund's reported total return -which has been very strong compared to the Index -- is classified as capital appreciation within the portfolio.

The Fund outperformed its benchmarks during the year. Our position in investment grade and high yield corporate bonds and emerging market securities was the largest positive contributor relative to our benchmarks. Our country selection was also positive as we were overweighted European markets and zero weighted in Japan. Our currency exposure was positive for the year relative to the benchmark as we had established positions in the euro and the Australian, New Zealand and Canadian dollars relative to the U.S. dollar and all those positions contributed positively in 2003.

Our outlook for 2004 is favorable for global bonds. We believe that the performance of global economies will be mixed in the coming year with the U.S. growing above trend, Japan on trend and Europe below. Government bond yields in the U.S. will be biased upwards but opportunities for value-added can be found in European bonds as the European Central Bank is likely to lag any moves by the Fed to increase interest rates. Non-government sectors such as corporate and emerging bonds offer value in 2004 as credit quality improves. However, the excess returns are likely to be more modest than in 2003.

We appreciate your continued support and look forward to working on your behalf over the next year.


/s/ W. Charles Cook

W. Charles Cook

--------------------------------------------------------------------------------


                  Mellon Institutional Funds Investment Trust
                    Standish Mellon Global Fixed Income Fund


             Comparison of Change in Value of $100,000 Investment in
   Standish Mellon Global Fixed Income Fund, the Lehman Brothers Hedged Global
             Aggregate Index and the J.P. Morgan Hedged Global Index

[The following data was represented as a line chart in the printed material].

Standish Mellon               J.P. Morgan
Global Fixed                  Global Hedged       Lehman Global
Income Fund                   Index               Aggregate Index

          100000              100000              100000
          101350              100332              100704
           97950               98201               98778
           95200               96831               96931
           94237               96113               96237
           92971               95492               95747
           91805               94898               95243
           93228               95936               96689
           92313               95469               96395
1994       91602               95008               95557
           92212               95186               95675
           92822               95832               96069
           92923               95954               96420
           93801               97272               97965
           94731               98867               99817
           95661              100302              100883
           97598              101745              102378
          101263              105254              105946
          100635              105381              106251
          102014              106084              106705
          103447              107086              107873
1995      104455              108482              109080
          106013              109818              110399
          108323              111917              112345
          109774              113133              113782
          111348              114273              114824
          109718              112635              113113
          109830              112870              112989
          111026              113484              113236
          111197              113905              113374
          112677              114986              114674
          113023              115630              115216
          114465              116558              115646
1996      118271              118773              117886
          120839              120898              120186
          124167              123153              122400
          124076              122852              121832
          125682              123900              122628
          126793              124454              123118
          125307              123579              122043
          127058              125089              123662
          128434              125928              124683
          130310              127783              126404
          133031              130502              129152
          132398              130044              128545
1997      135246              132228              130606
          135887              133690              132005
          136847              134547              132786
          138574              136197              134218
          140205              138129              136006
          140137              138698              136428
          141636              139602              137194
          142118              140284              137848
          143631              142039              139361
          144159              143061              140318
          145208              143971              141117
          144928              147259              143533
1998      147528              151005              146797
          144980              150670              146389
          148307              151744              147605
          148244              151738              147331
          150657              153271              149150
          148464              151216              147282
          150222              152607              148445
          151924              154034              149578
          150518              153107              148716
          149044              151380              147351
          147171              151069              146738
          146346              151234              146848
1999      147095              152009              147732
          146184              152308              148123
          147398              152819              148651
          147299              152831              148489
          146828              152948              148220
          148634              154486              149630
          150365              157052              151624
          150286              157446              151757
          150684              158379              152156
          152521              159759              154048
          153650              161056              155250
          154939              161796              156389
2000      155426              162782              157661
          156080              164191              158841
          158448              167292              161514
          161720              169570              163841
          164426              171350              166087
          165822              173029              167549
          166347              174102              168653
          164416              172553              167843
          164767              173329              168842
          165460              174300              169687
          166971              176722              172197
          168216              178490              173802
2001      167949              179757              175199
          171683              183568              178386
          170617              181677              176896
          169012              180006              175705
          169470              180510              176533
          169379              181141              177471
          168098              179149              175593
          170051              181496              177957
          171540              181949              178793
          172935              184369              180653
          173214              186858              182543
          175819              189661              185161
2002      177493              192639              187646
          176191              191965              187167
          177772              191715              187393
          180749              195109              190560
          182330              196065              191437
          184284              198006              193356
          184377              197570              193190
          186144              198163              194239
          189774              202047              197590
          190059              200915              196954
          186980              196917              192891
          186887              196253              192802
2003      190512              199387              196302
          188931              197214              194452
          189403              197411              194729
          192282              199257              196588


                          -----------------------------
                           Average Annual Total Return
                          (for period ended 12/31/2003)
                          -----------------------------

                                                               Since
                                                             Inception
           1 Year      3 Year      5 Year      10 Year      01/03/1994
           ------      ------      ------      -------      ----------
            6.38%       5.94%       5.34%       6.76%         6.76%

                          -----------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Global Fixed Income
    Portfolio ("Portfolio"), at value (Note 1A)                          $153,572,413
  Prepaid expenses                                                              4,443
                                                                         ------------
    Total assets                                                          153,576,856
LIABILITIES
  Payable for Fund shares redeemed                           $7,370,000
  Accrued accounting, custody and transfer agent fees             3,215
  Accrued trustees' fees and expenses (Note 2)                      500
  Accrued expenses and other liabilities                         17,223
                                                              ---------
    Total liabilities                                                       7,390,938
                                                                         ------------
NET ASSETS                                                               $146,185,918
                                                                         ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                        $161,325,369
  Accumulated net realized loss                                           (25,474,329)
  Distributions in excess of net investment income                         (3,586,640)
  Net unrealized appreciation                                              13,921,518
                                                                         ------------
TOTAL NET ASSETS                                                         $146,185,918
                                                                         ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                   7,072,376
                                                                         ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                        $      20.67
                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                                $ 6,948,478
  Dividend income allocated from Portfolio                                     63,503
  Expenses allocated from Portfolio                                        (1,014,568)
                                                                          -----------
    Net investment income allocated from Portfolio                          5,997,413
EXPENSES
  Accounting, custody, and transfer agent fees               $     37,259
  Legal and audit services                                         32,540
  Registration fees                                                22,117
  Insurance expense                                                 1,785
  Trustees' fees and expenses (Note 2)                              1,523
  Miscellaneous                                                    14,097
                                                              -----------
    Total expenses                                                109,321

Deduct:
  Reimbursement of Fund operating expenses (Note 2)               (85,583)
                                                              -----------
      Net expenses                                                             23,738
                                                                          -----------
        Net investment income                                               5,973,675
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                           16,725,958
    Financial futures contracts                                     5,797
    Written options transactions                                  181,507
    Foreign currency transactions and forward foreign
      currency exchange contracts                             (16,914,638)
                                                              -----------
      Net realized loss                                                        (1,376)
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                       3,457,190
    Financial futures contracts                                   323,700
    Written options                                              (162,104)
    Foreign currency and forward foreign currency exchange
      contracts                                                   177,303
                                                              -----------
      Change in net unrealized appreciation (depreciation)                  3,796,089
                                                                          -----------
    Net realized and unrealized gain on investments                         3,794,713
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $ 9,768,388
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31, 2003  DECEMBER 31, 2002
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $  5,973,675       $  11,853,212
  Net realized loss                                                   (1,376)        (16,266,885)
  Change in net unrealized appreciation (depreciation)             3,796,089          20,302,604
                                                                ------------       -------------
  Net increase in net assets from investment operations            9,768,388          15,888,931
                                                                ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                              --          (5,079,763)
  Return of capital                                                       --            (106,692)
                                                                ------------       -------------
  Total distributions to shareholders                                     --          (5,186,455)
                                                                ------------       -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                10,566,938          16,933,516
  Value of shares issued to shareholders in payment of
    distributions declared                                                --           3,839,481
  Cost of shares redeemed                                        (38,731,401)       (226,251,292)
                                                                ------------       -------------
  Net decrease in net assets from Fund share transactions        (28,164,463)       (205,478,295)
                                                                ------------       -------------
TOTAL DECREASE IN NET ASSETS                                     (18,396,075)       (194,775,819)
NET ASSETS
  At beginning of year                                           164,581,993         359,357,812
                                                                ------------       -------------
  At end of year (including distributions in excess of net
    investment income of $3,586,640 and $2,030,149)             $146,185,918       $ 164,581,993
                                                                ============       =============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------
                                                            2003      2002    2001(A)        2000      1999
                                                          --------  --------  --------     --------  --------
NET ASSET VALUE, BEGINNING OF YEAR                        $  19.43  $  18.45  $  18.53     $  18.76  $  20.28
                                                          --------  --------  --------     --------  --------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                   0.75      0.82      0.84         1.06      1.26
  Net realized and unrealized gain (loss) on investments      0.49      0.44     (0.01)(2)     0.71    (1.38)
                                                          --------  --------  --------     --------  --------
Total from investment operations                              1.24      1.26      0.83         1.77     (0.12)
                                                          --------  --------  --------     --------  --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    --     (0.27)    (0.91)       (2.00)    (1.40)
  From tax return of capital                                    --     (0.01)       --           --        --
                                                          --------  --------  --------     --------  --------
Total distributions to shareholders                             --     (0.28)    (0.91)       (2.00)    (1.40)
                                                          --------  --------  --------     --------  --------
NET ASSET VALUE, END OF YEAR                              $  20.67  $  19.43  $  18.45     $  18.53  $  18.76
                                                          ========  ========  ========     ========  ========
TOTAL RETURN                                                  6.38%+    6.94%     4.51%        9.79%    (0.64)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                     0.65%     0.60%     0.56%        0.56%     0.54%
  Net Investment Income (to average daily net assets)*        3.74%     4.43%     4.46%        5.59%     6.31%
  Net Assets, End of Year (000's omitted)                 $146,186  $164,582  $359,358     $373,739  $379,246

-----------------

* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee payable to the Portfolio and/or reimbursed the Fund for aportion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                        $   0.74       N/A       N/A          N/A       N/A
Ratios (to average daily net assets):
  Expenses                                                    0.70%      N/A       N/A          N/A       N/A
  Net investment income                                       3.69%      N/A       N/A          N/A       N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, to increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 4.50% to 4.46%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

     The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of Standish Mellon Global Fixed Income Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     On June 21, 2003, by vote of the Trustees, the name of the Standish Global Fixed Income Fund was changed to Standish Mellon Global Fixed Income Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, options, futures, amortization and/or accretion of premiums and discounts on certain securities, capital loss carryforwards and losses deferred due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets for the year ended December 31, 2003. Pursuant to this agreement, for the year ended December 31, 2003, Standish Mellon voluntarily reimbursed the Fund for $85,583 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2003, aggregated $10,566,938 and $31,376,444, respectively.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31, 2003     DECEMBER 31, 2002
                                                             -------------------  --------------------
         Shares sold                                                523,070                931,692
         Shares issued to shareholders in payment of
           distributions declared                                        --                212,596
         Shares redeemed                                         (1,921,020)           (12,149,438)
                                                                 ----------            -----------
         Net decrease                                            (1,397,950)           (11,005,150)
                                                                 ==========            ===========

     At December 31, 2003, four shareholders held of record approximately 32%, 19%, 15% and 14% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

     A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                     AMOUNT
                                                                  ------------
         Accumulated losses                                       $(31,409,647)

     At December 31, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
         $ 6,326,146     12/31/2007
          15,100,842     12/31/2008
             408,689     12/31/2009
           3,621,061     12/31/2010

     The fund elected to defer to its fiscal year ending December 31, 2004 $5,952,909 of losses recognized during the period November 1, 2003 to December 31, 2003.

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                          REPORT OF INDEPENDENT AUDITORS

     To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Global Fixed Income Fund:

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: Standish Mellon Global Fixed Income Fund (formerly, Standish Global Fixed Income
     Fund) (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     February 20, 2004

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                   RATE           MATURITY                    VALUE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 99.1%
ASSET BACKED -- 2.1%
Household Automotive Trust 2003-1A A2       1.300%       09/18/2006         USD       1,065,000    $1,064,939
MBNA Master Credit Card Trust 1999-G A      6.350%       12/15/2006                   1,595,000     1,638,405
Whole Auto Loan Trust 2002-1 A2             1.880%       06/15/2005                     514,417       515,495
                                                                                                   ----------
Total Asset Backed (Cost $3,236,951)                                                                3,218,839
                                                                                                   ----------
CORPORATE -- 15.3%
BANKING -- 0.7%
Chevy Chase Bank Sub Notes                  6.875%       12/01/2013                     295,000       302,375
FleetBoston Financial Corp. Sub Notes       7.375%       12/01/2009                     210,000       246,559
Union Planters Bank                         5.125%       06/15/2007                     455,000       484,668
                                                                                                   ----------
                                                                                                    1,033,602
                                                                                                   ----------
BASIC INDUSTRY -- 1.8%
Alcoa, Inc.                                 4.250%       08/15/2007                      85,000        88,381
CSC Holdings, Inc.                          7.875%       12/15/2007                     155,000       163,525
Fort James Corp. Senior Notes               6.625%       09/15/2004                     840,000       856,800
Freeport-McMoRan Copper & Gold, Inc.
  144A Senior Notes                        10.125%       02/01/2010                     130,000       149,825
ICI Wilmington, Inc.                        4.375%       12/01/2008                     500,000       498,120
Nalco Co.                                   7.750%       11/15/2011                     210,000       272,853
Pinnacle Partners 144A Senior Notes         8.830%       08/15/2004                     615,000       637,294
Republic Services, Inc. Senior Notes        6.750%       08/15/2011                     150,000       167,669
                                                                                                   ----------
                                                                                                    2,834,467
                                                                                                   ----------
CAPITAL GOODS -- 1.2%
Allied Waste Industries Series B            7.375%       01/01/2004                     170,000       170,000
Allied Waste Industries, Inc.               8.875%       04/01/2008                     225,000       252,000
Allied Waste Industries, Inc.              10.000%       08/01/2009                      95,000       102,600
American Standard, Inc.                     7.375%       02/01/2008                     145,000       160,225
Oakmont Asset Trust 144A                    4.514%       12/22/2008                     400,000       400,716
Raytheon Corp.                              6.500%       07/15/2005                     480,000       511,524
Smurfit-Stone Container Corp.               8.250%       10/01/2012                      15,000        16,275
Stone Container Corp. Senior Notes          8.375%       07/01/2012                     150,000       162,750
                                                                                                   ----------
                                                                                                    1,776,090
                                                                                                   ----------
COMMUNICATIONS -- 2.2%
AOL Time Warner, Inc.                       7.700%       05/01/2032                     350,000       408,487
AT&T Wireless Services, Inc. Senior
  Notes                                     8.750%       03/01/2031                     640,000       789,651
Block Communications, Inc.                  9.250%       04/15/2009                     280,000       301,000
Comcast Cable Communication Senior Notes
  NCL                                       6.750%       01/30/2011                      75,000        83,470
Salem Communciations Corp. Senior Sub
  Notes                                     7.750%       12/15/2010                      90,000        93,825
Sprint Capital Corp.                        6.900%       05/01/2019                     435,000       444,369
Sprint Capital Corp.                        8.375%       03/15/2012                     420,000       490,476
Sprint Capital Corp.                        8.750%       03/15/2032                     685,000       809,252
                                                                                                   ----------
                                                                                                    3,420,530
                                                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                   RATE           MATURITY                    VALUE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 2.2%
Argosy Gaming Co.                          10.750%       06/01/2009         USD         130,000    $  140,400
Coast Hotels & Casino, Inc.                 9.500%       04/01/2009                     145,000       153,337
Cox Communications, Inc.                    7.125%       10/01/2012                     200,000       230,683
Dex Media Finance, Inc. 144A Senior
  Notes                                     8.500%       08/15/2010                      70,000        77,962
Dex Media Finance, Inc. 144A Senior Sub
  Notes                                     9.875%       08/15/2013                      70,000        81,375
Echostar DBS Corp. Senior Notes            10.375%       10/01/2007                     480,000       526,200
ERAC USA Finance Company 144A               7.350%       06/15/2008                     155,000       177,089
Horseshoe Gaming Holding Corp.              8.625%       05/15/2009                     135,000       142,594
Liberty Media Corp.                         3.500%       09/25/2006                     800,000       803,998
Mohegan Tribal Gaming Authority Senior
  Notes                                     8.375%       07/01/2011                     155,000       168,950
Mohegan Tribal Gaming Authority Senior
  Sub Notes                                 6.375%       07/15/2009                     100,000       103,250
Moore North America Finance, Inc. 144A
  Senior Notes                              7.875%       01/15/2011                     125,000       141,562
News America Holdings Corp.                 9.250%       02/01/2013                     180,000       232,201
Station Casinos, Inc. Senior Sub Notes      8.875%       12/01/2008                     155,000       160,425
Univision Communications, Inc.              7.850%       07/15/2011                     200,000       237,768
                                                                                                   ----------
                                                                                                    3,377,794
                                                                                                   ----------
CONSUMER NONCYCLICAL -- 1.0%
Altria Group, Inc.                          5.625%       11/04/2008                     600,000       615,503
Kroger Co. Senior Notes                     8.000%       09/15/2029                     185,000       222,056
Office Depot, Inc.                          6.250%       08/15/2013                     145,000       152,249
Stater Brothers Holdings Senior Notes      10.750%       08/15/2006                     165,000       173,869
Tricon Global Restaurant, Inc. Senior
  Notes                                     8.875%       04/15/2011                     310,000       375,875
                                                                                                   ----------
                                                                                                    1,539,552
                                                                                                   ----------
ELECTRIC -- 0.1%
Niagara Mohawk Power Senior Notes           7.750%       10/01/2008                     175,000       203,084
                                                                                                   ----------
ENERGY -- 1.8%
ANR Pipeline Co.                            7.375%       02/15/2024                      95,000        95,950
Chesapeake Energy Corp.                     8.125%       04/01/2011                     250,000       277,500
FirstEnergy Corp. Series B                  6.450%       11/15/2011                     560,000       580,411
Halliburton Co. 144A                        5.500%       10/15/2010                     325,000       339,891
Progress Energy, Inc.                       7.000%       10/30/2031                     230,000       246,166
Transcontinental Gas Pipeline Corp.         6.125%       01/15/2005                     325,000       330,281
TXU Energy Co. Senior Notes                 7.000%       03/15/2013                     270,000       298,619
Waste Management, Inc.                      6.875%       05/15/2009                     245,000       273,857
Waste Management, Inc.                      7.375%       05/15/2029                     225,000       253,234
                                                                                                   ----------
                                                                                                    2,695,909
                                                                                                   ----------
FINANCIAL -- 3.6%
Boston Properties, Inc. REIT Senior
  Notes                                     6.250%       01/15/2013                     370,000       397,026
EOP Operating LP                            7.875%       07/15/2031                     155,000       181,476
Fifth Third Bank Sub Notes                  4.500%       06/01/2018                     565,000       524,523
Ford Motor Credit Co. Senior Notes          6.875%       02/01/2006                     710,000       757,789
General Motors Acceptance Corp.             6.875%       09/15/2011                   1,580,000     1,701,861
General Motors Corp.                        7.250%       07/03/2013                     550,000       766,081
Goldman Sachs Group, Inc.                   4.750%       07/15/2013                     170,000       165,677

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                   RATE           MATURITY                    VALUE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Goldman Sachs Group, Inc.                   5.700%       09/01/2012         USD         215,000   $   225,955
Morgan Stanley Dean Witter                  6.600%       04/01/2012                     205,000       228,952
Petronas Capital Ltd. 144A                  7.875%       05/22/2022                     160,000       189,095
RH Donnelley Finance Corp. I 144A Senior
  Notes                                     8.875%       12/15/2010                      50,000        56,250
RH Donnelley Finance Corp. I 144A Senior
  Sub Notes                                10.875%       12/15/2012                      90,000       106,762
Travelers Property Casualty Corp. Senior
  Notes                                     5.000%       03/15/2013                     190,000       190,125
                                                                                                  -----------
                                                                                                    5,491,572
                                                                                                  -----------
PUBLIC UTILITY -- 0.7%
AES Corp. 144A                              8.750%       05/15/2013                     200,000       223,500
AES Corp. 144A                             10.000%       07/15/2005                      80,769        82,183
Northern States Power Co.                   8.000%       08/28/2012                     195,000       237,750
Public Service Co. of CO                    7.875%       10/01/2012                     355,000       430,863
Southern Natural Gas Co.                    8.875%       03/15/2010                     100,000       112,500
                                                                                                  -----------
                                                                                                    1,086,796
                                                                                                  -----------
Total Corporate (Cost $22,702,295)                                                                 23,459,396
                                                                                                  -----------
SOVEREIGN BONDS -- 2.0%
Republic of Brazil                         10.000%       08/07/2011                     200,000       221,000
Republic of Brazil                         11.000%       08/17/2040                     415,000       456,500
Republic of Brazil                         14.500%       10/15/2009                     130,000       169,975
Republic of Bulgaria IAB PDI(a)             1.938%       07/28/2011                     152,000       149,340
Republic of Bulgaria Series A(a)            1.938%       07/28/2024                      75,000        74,250
Republic of Colombia                       10.750%       01/15/2013                     150,000       170,625
Republic of El Salvador                     8.500%       07/25/2011                     160,000       176,400
Republic of Peru                            8.750%       11/21/2033                     160,000       160,000
Republic of Peru FLIRB(a)                   4.500%       03/07/2017                     185,000       164,650
Republic of Turkey Senior Unsub Notes      11.875%       01/15/2030                      70,000        94,850
Republic of Turkey Senior Unsub Notes      12.375%       06/15/2009                     135,000       171,450
Russian Federation                          5.000%       03/31/2030                     175,000       168,437
Russian Federation                         11.000%       07/24/2018                     115,000       154,962
Ukraine Government Senior Notes            11.000%       03/15/2007                     316,870       352,518
United Mexican States                       9.875%       02/01/2010                     270,000       340,875
                                                                                                  -----------
Total Sovereign Bonds (Cost $2,980,873)                                                             3,025,832
                                                                                                  -----------
YANKEE BONDS -- 6.6%
Banque Centrale de Tunisie                  7.375%       04/25/2012                     210,000       235,200
British Sky Broadcasting                    8.200%       07/15/2009                     335,000       398,821
British Sky Broadcasting                    6.875%       02/23/2009                   1,360,000     1,526,589
British Sky Broadcasting                    7.300%       10/15/2006                     410,000       456,522
Carnival Corp. 144A                         3.750%       11/15/2007                     100,000       100,179
Deutsche Telekom                            5.250%       07/22/2013                   1,000,000     1,010,219
HBOS PLC 144A Sub Notes(a)                  5.375%       12/31/2049                     745,000       742,719
Hutchison Whampoa Ltd. 144A                 5.450%       11/24/2010                     585,000       593,370
Inco Ltd.                                   7.750%       05/15/2012                     205,000       239,145
International Telecom Satellite Ltd.
  144A                                      6.500%       11/01/2013                     175,000       182,594
Merita Bank FLIRB 144A                      7.500%       12/29/2049                     445,000       475,961
Ministry Finance Russia                     3.000%       05/14/2008                     260,000       232,375
Rogers Cable, Inc.                          6.250%       06/15/2013                     200,000       201,500

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                   RATE           MATURITY                    VALUE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
YANKEE BONDS (CONTINUED)
Royal Caribbean Cruises                     8.250%       04/01/2005         USD         100,000   $   105,250
Salomon Bros. (Sibneft)                    10.750%       01/15/2009                     200,000       226,000
Teck Cominico Ltd.                          7.000%       09/15/2012                     340,000       373,274
Telecom Italia Capital 144A                 4.000%       11/15/2008                   1,060,000     1,066,710
Telus Corp.                                 8.000%       06/01/2011                     335,000       391,711
Tyco International Group SA                 6.750%       02/15/2011                     410,000       447,925
Tyco International Group SA 144A Senior
  Notes                                     6.000%       11/15/2013                   1,040,000     1,071,200
                                                                                                  -----------
Total Yankee Bonds (Cost $9,796,180)                                                               10,077,264
                                                                                                  -----------
U.S. GOVERNMENT AGENCY -- 8.8%
PASS THRU SECURITIES -- 8.8%
FNMA                                        6.500%       10/01/2032                     232,953       243,666
FNMA (TBA)#                                 5.500%       01/01/2034                   1,650,000     1,671,140
FNMA (TBA)#                                 6.000%       01/01/2032                  10,650,000    11,006,115
FNMA (TBA)#                                 6.500%       01/01/2032                     580,000       606,462
                                                                                                  -----------
                                                                                                   13,527,383
                                                                                                  -----------
Total U.S. Government Agency (Cost $13,326,838)                                                    13,527,383
                                                                                                  -----------
U.S. TREASURY OBLIGATIONS -- 1.7%
TREASURY BONDS -- 1.0%
U.S. Treasury Bond                          6.250%       05/15/2030                   1,375,000     1,586,728
                                                                                                  -----------
TREASURY NOTES -- 0.7%
U.S. Treasury Note                          3.250%       08/15/2008                     105,000       105,640
U.S. Treasury Note                          4.000%       11/15/2012                     210,000       207,982
U.S. Treasury Note                          4.625%       05/15/2006                     750,000       794,883
                                                                                                  -----------
                                                                                                    1,108,505
                                                                                                  -----------
Total U.S. Treasury Obligations (Cost $2,663,021)                                                   2,695,233
                                                                                                  -----------
FOREIGN DENOMINATED -- 62.6%
AUSTRALIA -- 2.1%
Australian Government Series 808            8.750%       08/15/2008         AUD       3,865,000     3,278,944
                                                                                                  -----------
CANADA -- 0.3%
Canadian Pacific Railway                    4.900%       06/15/2010         CAD         620,000       478,075
                                                                                                  -----------
DENMARK -- 4.0%
Denmark Realkredit                          4.000%       01/01/2006         DKK       5,140,000       887,420
Denmark Realkredit                          6.000%       10/01/2032                  30,562,247     5,301,346
                                                                                                  -----------
                                                                                                    6,188,766
                                                                                                  -----------
EURO -- 47.6%
Allied Domecq PLC                           5.875%       06/12/2009         EUR         145,000       196,577
Allied Irish Banks Ltd.(a)                  7.500%       02/28/2011                     135,000       196,970
Bank of Ireland Holdings(a)                 7.400%       12/29/2049                     135,000       197,507
Barclays Bank PLC(a)                        7.500%       12/15/2010                     135,000       199,054
Bertelsmann U.S. Finance                    4.625%       06/03/2010                     195,000       245,049
Bouni Poliennali del Tesoro                 1.650%       09/15/2008                     705,000       890,455
British Telecom PLC                         6.125%       02/15/2006                     150,000       200,595

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                   RATE           MATURITY                    VALUE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Bundes Obligation Series 135                5.000%       05/20/2005         EUR       6,830,000    $8,895,263
Bundes Obligation Series 136                5.000%       08/19/2005                   2,575,000     3,367,727
Bundes Obligation Series 140                4.500%       08/17/2007                   3,840,000     5,036,660
Bundes Obligation Series 143                3.500%       10/10/2008                   3,840,000     4,829,840
Daimlerchrysler International Finance       6.125%       03/21/2006                     410,000       544,152
Deutsche Telekom International Finance
  BV                                        8.125%       05/29/2012                     225,000       347,441
Deutschland Republic                        4.000%       07/04/2009                   2,030,000     2,597,213
Deutschland Republic                        4.125%       07/04/2008                     345,000       445,892
Deutschland Republic                        5.000%       07/04/2011                   1,855,000     2,477,660
Deutschland Republic                        5.250%       01/04/2011                   1,290,000     1,749,632
Deutschland Republic                        5.625%       01/04/2028                     710,000       979,594
Deutschland Republic                        6.250%       01/04/2030                     795,000     1,190,809
Eircom Funding                              8.250%       08/15/2013                     135,000       187,297
European Investment Bank                    3.625%       10/15/2013                     360,000       426,746
FBG Treasury BV                             5.750%       03/17/2005                     295,000       384,195
Ford Motor Credit Co. Senior Notes          5.750%       01/12/2009                   1,200,000     1,540,795
Fort James Corp.                            4.750%       06/29/2004                     110,000       138,078
France Telecom                              7.250%       01/28/2013                     875,000     1,281,130
France Telecom Senior Unsub Notes           8.125%       01/28/2033                     240,000       388,030
French Government                           3.150%       07/25/2032                   1,644,619     2,322,285
French Treasury Note                        5.000%       01/12/2006                   2,720,000     3,581,494
HBOS PLC(a)                                 6.050%       11/23/2049                     450,000       612,488
Heinz BV                                    5.125%       04/10/2006                     100,000       131,364
Hilton Group Finance PLC                    6.500%       07/17/2009                     225,000       310,404
Honeywell Holding BV                        5.250%       12/20/2006                     135,000       176,478
Household Finance Corp. Senior Unsub
  Notes                                     6.500%       05/05/2009                     300,000       418,130
Inco, Ltd.                                 15.750%       07/15/2006                     200,000       414,585
International Paper Co.                     5.375%       08/11/2006                     135,000       176,939
Italian Government                          7.750%       11/01/2006                   2,025,000     2,858,638
Kappa Beheer BV                            10.625%       07/15/2009                     135,000       180,926
Lear Corp. Senior Notes                     8.125%       04/01/2008                     135,000       191,119
Linde Finance BV(a)                         6.000%       07/29/2049                   1,410,000     1,783,925
MBNA Corp. Series 6                         4.375%       08/19/2004                   1,100,000     1,400,088
Messer Greisheim Holdings AG Senior
  Notes                                    10.375%       06/01/2011                     135,000       196,216
National Westminister Bank(a)               6.625%       10/29/2049                     630,000       880,736
Netherland Government Notes                 5.500%       07/15/2010                   3,165,000     4,347,265
NGG Finance PLC                             5.250%       08/23/2006                     190,000       250,242
Nordbanken(a)                               6.000%       12/13/2010                     140,000       185,789
Parker-Hannifin Corp.                       6.250%       11/21/2005                      75,000        99,795
Pemex Project Funding Master Trust 144A     6.625%       04/04/2010                     180,000       234,440
Republic of Bulgaria 144A                   7.500%       01/15/2013                      15,000        21,311
Republic of South Africa                    5.250%       05/16/2013                     110,000       132,195
Sara Lee Corp.                              6.125%       07/27/2007                     125,000       169,868
Sogerim                                     7.000%       04/20/2011                     210,000       299,596
Spanish Government                          4.250%       10/31/2007                   3,130,000     4,071,521
Spanish Government                          5.000%       07/30/2012                   1,555,000     2,067,949
Svenska Handelsbanken(a)                    5.500%       03/07/2011                     100,000       131,926
Teksid Aluminum SpA                        11.375%       07/15/2011                     150,000       201,596
Telecom Italia SpA                          6.250%       02/01/2012                     555,000       760,431
Telelfonica Europe BV                       5.125%       02/14/2013                     195,000       252,234
Telenet Communication NV 144A Senior
  Notes                                     9.000%       12/15/2013                     625,000       810,095
ThyssenKrupp                                7.000%       03/19/2009                     160,000       218,962

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                       PAR          VALUE
SECURITY                                   RATE           MATURITY                    VALUE       (NOTE 1A)
-------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Transco PLC Senior Unsubordinated Notes     5.250%       05/23/2006         EUR         245,000  $    322,206
Treuhandanstalt                             7.500%       09/09/2004                   1,205,000     1,570,567
Tyco International Group SA                 5.500%       11/19/2008                   1,405,000     1,803,413
Valentia Telecommunications Ltd.            7.250%       12/31/2049                     230,000       311,139
Vivendi Environnement Senior Notes          5.875%       06/27/2008                     185,000       249,205
                                                                                                 ------------
                                                                                                   73,081,921
                                                                                                 ------------
SINGAPORE -- 3.4%
Singapore Government                        5.625%       07/01/2008         SGD       7,680,000     5,143,985
                                                                                                 ------------
SOUTH AFRICA -- 0.1%
Republic of South Africa                   13.000%       08/31/2010         ZAR         945,000       169,143
                                                                                                 ------------
SWEDEN -- 5.1%
Swedish Government Series 1037              8.000%       08/15/2007         SEK      27,600,000     4,372,315
Swedish Government Series 1040              6.500%       05/05/2008                  22,450,000     3,427,555
                                                                                                 ------------
                                                                                                    7,799,870
                                                                                                 ------------
Total Foreign Denominated (Cost $81,106,796)                                                       96,140,704
                                                                                                 ------------
TOTAL BONDS AND NOTES (COST $135,812,954)                                                         152,144,651
                                                                                                 ------------
                                                                                      SHARES
                                                                                  -------------
PREFERRED STOCKS -- 0.2%
Convertible Preferred Stocks -- 0.2%
Tyco International Group SA 3.125% 144A
  CVT Pfd                                                                               195,000       266,663
                                                                                                 ------------
Total Convertible Preferred Stocks (Cost $195,000)                                                    266,663
                                                                                                 ------------
TOTAL PREFERRED STOCKS (COST $195,000)                                                                266,663
                                                                                                 ------------

                                                                                      CONTRACT
                                                                                        SIZE
                                                                                      ---------
PURCHASED OPTIONS -- 0.5%
JPY Put/USD Call, Strike Price 130.00,
  05/13/2004 (USD)                                                                    6,985,000            22
USD Put/AUD Call, Strike Price 0.70,
  04/12/2004 (USD)                                                                    3,025,000       193,600
USD Put/CAD Call, Strike Price 1.30,
  05/19/2004 (USD)                                                                    3,240,000        68,040
USD Put/CAD Call, Strike Price 1.325,
  01/15/2004 (USD)                                                                    3,250,000        84,565
USD Put/EUR Call, Strike Price 1.145,
  03/5/2004 (USD)                                                                     1,480,000       146,712
USD Put/EUR Call, Strike Price 1.23,
  03/10/2004 (USD)                                                                    3,140,000        98,596
USD Put/NZD Call, Strike Price 0.61
  04/12/2004 (USD)                                                                    3,025,000       178,777
                                                                                                 ------------
TOTAL PURCHASED OPTIONS (COST $455,946)                                                               770,312
                                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                            CONTRACT      VALUE
SECURITY                                         RATE      MATURITY           SIZE      (NOTE 1A)
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.4%
U.S. GOVERNMENT AGENCY -- 5.6%
FNMA Discount Note=/=                              1.056% 01/14/2004  USD   8,575,000  $ 8,571,570
                                                                                       -----------
REPURCHASE AGREEMENTS -- 2.8%

Tri-party repurchase agreement dated 12/31/03 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 01/02/04, with a maturity value of
$4,346,091 and an effective yield of 0.20%, collateralized by a U.S. Government
Obligation with a rate of 5.18%, a maturity date of 02/15/26 and an aggregate
market value of $4,437,310.                                                              4,346,043
                                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS (COST $12,917,791)                                         12,917,613
                                                                                       -----------

TOTAL INVESTMENTS -- 108.2% (COST
 $149,381,691)                                                                        $ 166,099,239
OTHER ASSETS, LESS LIABILITIES -- (8.2%)                                                (12,526,826)
                                                                                      -------------
NET ASSETS -- 100.0%                                                                  $ 153,572,413
                                                                                      =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
AUD - Australian Dollar
CAD - Canadian Dollar
CVT - Convertible
DKK - Danish Krone
EUR - Euro
FLIRB - Front Loaded Interest Reduction Bond
FNMA - Federal National Mortgage Association
IAB - Interest Arrears Bonds
JPY - Japanese Yen
NZD - New Zealand Dollar
PDI - Past Due Interest Bonds
REIT - Real Estate Investment Trust
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar
ZAR - South African Rand

(a)  Variable Rate Security; rate indicated is as of 12/31/03.
#    Delayed delivery contract.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
INDUSTRY SECTOR                                                 ASSETS
------------------------------------------------------------------------
Foreign Government                                                51.7%
Financial                                                         16.4%
U.S. Government                                                   16.1%
Communications                                                     8.1%
Capital Goods                                                      3.9%
Consumer Cyclical                                                  3.1%
Basic Industry                                                     2.7%
Energy                                                             1.9%
Consumer Noncyclical                                               1.3%
Banking                                                            1.2%
Public Utility                                                     1.0%
Transportation                                                     0.4%
Technology                                                         0.3%
Electric                                                           0.1%
                                                               -------
                                                                 108.2%

                                                              PERCENTAGE
                                                                OF NET
TOP TEN COUNTRIES                                               ASSETS
------------------------------------------------------------------------
United States                                                     39.4%
Germany                                                           21.2%
Netherlands                                                        6.7%
France                                                             5.9%
Sweden                                                             5.3%
United Kingdom                                                     4.1%
Denmark                                                            4.0%
Spain                                                              4.0%
Italy                                                              3.6%
Singapore                                                          3.4%

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $149,381,691)                                                         $166,099,239
  Cash                                                                             219
  Receivable for investments sold                                              559,951
  Interest receivable                                                        3,035,990
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 5)                                                 73,429
  Prepaid expenses                                                               3,753
                                                                          ------------
    Total assets                                                           169,772,581
LIABILITIES
  Payable for investments purchased                          $13,139,877
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                                2,725,313
  Payable for closed forward foreign currency exchange
    contracts (Note 5)                                            51,296
  Options written, at value (Note 5) (premiums received,
    $69,112)                                                     172,806
  Accrued accounting and custody fees                             25,729
  Accrued trustees' fees and expenses (Note 2)                     5,646
  Accrued expenses and other liabilities                          79,501
                                                              ----------
    Total liabilities                                                       16,200,168
                                                                          ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)                $153,572,413
                                                                          ============

    The accompanying notes are an integral part of the financial statements.

                     MELLON INSTITUTIONAL MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $6,321 (Note 6))                                                       $6,948,485
  Dividend income                                                              63,503
                                                                           ----------
    Total income                                                            7,011,988
EXPENSES
  Investment advisory fee (Note 2)                           $    639,251
  Accounting and custody fees                                     261,099
  Legal and audit services                                         54,954
  Trustees' fees and expenses (Note 2)                             23,228
  Licensing fees                                                   19,999
  Insurance expense                                                16,038
                                                              -----------
    Total expenses                                                          1,014,569
                                                                           ----------
      Net investment income                                                 5,997,419
                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                           16,725,976
    Financial futures contracts                                     5,797
    Written options transactions                                  181,507
    Foreign currency transactions and forward foreign
      currency exchange contracts                             (16,914,657)
                                                              -----------
      Net realized loss                                                        (1,377)
  Change in unrealized appreciation (depreciation)
    Investment securities                                       3,457,192
    Financial futures contracts                                   323,700
    Written options                                              (162,104)
    Foreign currency and forward foreign currency exchange
      contracts                                                   177,306
                                                              -----------
      Change in net unrealized appreciation (depreciation)                  3,796,094
                                                                           ----------
    Net realized and unrealized gain                                        3,794,717
                                                                           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $9,792,136
                                                                           ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31, 2003  DECEMBER 31, 2002
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $  5,997,419       $  11,973,451
  Net realized loss                                                   (1,377)        (16,266,897)
  Change in net unrealized appreciation (depreciation)             3,796,094          20,302,620
                                                                ------------       -------------
  Net increase in net assets from investment operations            9,792,136          16,009,174
                                                                ------------       -------------

CAPITAL TRANSACTIONS
  Contributions                                                   10,566,938          21,983,740
  Withdrawals                                                    (31,376,618)       (237,470,874)
                                                                ------------       -------------
  Net decrease in net assets from capital transactions           (20,809,680)       (215,487,134)
                                                                ------------       -------------
TOTAL DECREASE IN NET ASSETS                                     (11,017,544)       (199,477,960)
NET ASSETS
  At beginning of year                                           164,589,957         364,067,917
                                                                ------------       -------------
  At end of year                                                $153,572,413       $ 164,589,957
                                                                ============       =============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2003      2002     2001(A)    2000      1999
                                                         --------  --------  --------  --------  --------
TOTAL RETURN+                                                6.40%     6.98%     4.54%     9.82%    (0.62)%
RATIOS:
  Expenses (to average daily net assets)                     0.63%     0.56%     0.53%     0.53%     0.52%
  Net Investment Income (to average daily net assets)        3.75%     4.47%     4.49%     5.61%     6.33%
  Portfolio Turnover                                          222%      205%      251%      236%      172%
  Net Assets, End of Year (000's omitted)                $153,572  $164,590  $364,068  $375,348  $379,604

-----------------

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 4.53% to 4.49%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+ Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

     The objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets.

     At December 31, 2003 there was one fund, Standish Mellon Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2003 was approximately 100%.

     On June 21, 2003, by vote of the Trustees, the name of the Standish Global Fixed Income Portfolio was changed to Standish Mellon Global Fixed Income Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

     It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually required or paid.

     D. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     H. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

     The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 2003 were as follows:

                                                                        PURCHASES       SALES
                                                                       ------------  ------------
         U.S. Government Securities                                    $133,900,841  $139,456,947
                                                                       ============  ============
         Investments (non-U.S.Government Securities)                   $199,017,909  $203,310,655
                                                                       ============  ============

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                           $149,381,880
                                                                  ============
         Gross unrealized appreciation                              16,546,661
         Gross unrealized depreciation                                (276,465)
                                                                  ------------
         Net unrealized appreciation                              $ 16,270,196
                                                                  ============

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     A summary of the written put options for the year ended December 31, 2003 is as follows:

     WRITTEN PUT OPTION TRANSACTIONS
     ----------------------------------

                                                                        NUMBER OF CONTRACTS     PREMIUMS
                                                                       -------------------  ---------------
         Outstanding, beginning of period                                        2             $ 45,729
         Options expired                                                        (2)             (45,729)
                                                                                --             --------
         Outstanding, end of period                                              0             $     --
                                                                                ==             ========

     At December 31, 2003, the Fund held no written put options.

     A summary of the written call options for the year ended December 31, 2003 is as follows:

     WRITTEN CALL OPTION TRANSACTIONS
     -----------------------------------

                                                                        NUMBER OF CONTRACTS     PREMIUMS
                                                                       -------------------  ---------------
         Outstanding, beginning of period                                        1             $ 2,576
         Options closed                                                         (1)            $(2,576)
                                                                                --             -------
         Outstanding, end of period                                              0             $    --
                                                                                ==             =======

     At December 31, 2003, the Fund held no written call options.

     A summary of the written currency options for the year ended December 31, 2003 is as follows:

     WRITTEN CURRENCY OPTION TRANSACTIONS
     ---------------------------------------

                                                                        NUMBER OF CONTRACTS     PREMIUMS
                                                                       -------------------  ---------------
       Outstanding, beginning of period                                          1             $  18,009
         Options written                                                        13               250,930
         Options expired                                                        (2)              (13,861)
         Options closed                                                         (9)             (185,966)
                                                                                --             ---------
         Outstanding, end of period                                              3             $  69,112
                                                                                ==             =========

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 2003, the Portfolio held the following written currency option contracts:

         SECURITY                                                           CONTRACTS            VALUE
         ---------------------------------------------------------------------------------------------------
         USD Put/AUD Call, Strike Price 0.74, 04/12/2004                            1           $ 68,365
         USD Put/CAD Call, Strike Price 1.24, 05/19/2004                            1             23,976
         USD Put/NZD Call, Strike Price 0.64, 04/12/2004                            1             80,465
                                                                                                --------
         Total (premiums received $69,112)                                                      $172,806
                                                                                                ========

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     At December 31, 2003, the Portfolio held the following forward foreign currency exchange contracts:

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                   LOCAL PRINCIPAL   CONTRACT           MARKET       AGGREGATE         UNREALIZED
         CONTRACTS TO DELIVER          AMOUNT       VALUE DATE          VALUE       FACE AMOUNT           LOSS
         ------------------------------------------------------------------------------------------------------------
         Australian Dollar             4,420,000    03/17/2004       $ 3,292,037    $ 3,210,997       $   (81,040)
         Canadian Dollar                 620,000    03/17/2004           476,615        470,981            (5,634)
         Danish Krone                 41,950,000    03/17/2004         7,071,791      6,827,687          (244,104)
         Euro                         58,738,000    03/17/2004        73,762,996     71,639,456        (2,123,540)
         Singapore Dollar              8,810,000    03/17/2004         5,193,558      5,152,047           (41,511)
         South African Rand            1,170,000    01/27/2004           174,364        166,075            (8,289)
         Swedish Krona                55,030,000    03/17/2004         7,624,483      7,404,667          (219,816)
                                                                     -----------    ------------      -----------
         TOTAL                                                       $97,595,844    $94,871,910       $(2,723,934)
                                                                     ===========    ============      ===========

      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS

                                      MARKET                             MARKET     CONTRACT        UNREALIZED
         CONTRACTS TO DELIVER          VALUE        IN EXCHANGE FOR      VALUE     VALUE DATE       GAIN/(LOSS)
         ------------------------------------------------------------------------------------------------------
         New Zealand Dollar         $5,196,853     Australian Dollar   $5,270,282  03/04/2004        $73,429
         Euro                        1,708,568       Swedish Krona      1,707,189  03/02/2004         (1,379)
                                    ----------                         ----------                    -------
         TOTAL                      $6,905,421                         $6,977,471                    $72,050
                                    ==========                         ==========                    =======

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At December 31, 2003, the Portfolio held no outstanding financial futures contracts.

     INTEREST RATE SWAP CONTRACTS

     Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will be diminished compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, managing duration or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Gains and losses are realized upon the expiration or closing of the swap contracts.

     The Portfolio entered into no such transactions during the year ended December 31, 2003.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2003 resulting in security lending income. At December 31, 2003, the Portfolio had no securities on loan.

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     See the Schedule of Investments for outstanding delayed delivery transactions.

                          REPORT OF INDEPENDENT AUDITORS

     To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of Standish Mellon Global Fixed Income Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master Portfolio: Standish Mellon Global Fixed Income Portfolio (formerly, Standish Global Fixed Income Portfolio) (the "Portfolio"), at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     February 20, 2004

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28               None
c/o Decision                                    11/3/1986             Board and Chief
Resources, Inc.                                                       Executive Officer,
260 Charles Street                                                    Decision Resources,
Waltham, MA 02453                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, Mertens             28               None
P.O. Box 233                                    11/3/1986             House, Inc. Trustee
New London, NH 03257                                                  and Chairman of the
4/11/35                                                               Board, Visiting
                                                                      Nurse Alliance of
                                                                      Vermont & New
                                                                      Hampshire.
INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann               Secretary       Secretary since 2003  Senior Vice                  28               None
c/o Standish Mellon Asset                                             President and Head
Management,                                                           of Operations,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management,
2/20/61                                                               formerly First Vice
                                                                      President, Mellon
                                                                      Institutional Asset
                                                                      Management and
                                                                      Mellon Global
                                                                      Investments

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management; formerly
7/14/65                                                               Assistant Vice
                                                                      President and Mutual
                                                                      Funds Controller,
                                                                      Standish Mellon
                                                                      Asset Management

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

Cara E. Hultgren,             Assistant Vice    Since 2001            Assistant Manager,           28               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      1999; Shareholder
Boston, MA 02108                                                      Representative,
1/19/71                                                               Standish Mellon
                                                                      Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll free 1-800-221-4795, (ii) on the fund's website at http://www.melloninstitutionalfunds.com, and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

                              Standish Mellon High
                                 Yield Bond Fund


                          Financial Statements for the
                                   Year Ended
                                December 31, 2003


[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds


February 28, 2004


Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2003.

In 2003 we experienced a return to risk-taking in the financial markets. It's worth recalling that for most of 2002, market sentiment was notably bearish, characterized by a flight to quality. Indeed, the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, during 2003, the greatest gains were made by the stock market and the lowest-rated corporate debt. The S&P 500 gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 45%. International stocks also have enjoyed a healthy rebound, advancing 17%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 2%, after providing a total return of 12% in 2002, as measured by the Lehman Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Sluggish spots to date include inventory investment, state and local spending, net exports and employment, although some of these sectors show signs of much-awaited improvement.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. At its most recent meeting, the Fed edged closer to a less accommodative stance in dropping the "considerable period" language. Instead, the Fed said it "can be patient" in not raising rates until signs of inflation become evident. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.


                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 o Boston, MA 02205-1407
                  (800) 221-4795 Toll Free o (617) 350-0042 Fax

                        A Mellon Financial Company. (SM)

Looking ahead, it is clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard


                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 o Boston, MA 02205-1407
                  (800) 221-4795 Toll Free o (617) 350-0042 Fax

                        A Mellon Financial Company. (SM)

                      STANDISH MELLON HIGH YIELD BOND FUND

                       Management Discussion and Analysis
                                  December 2003

Performance

Just when it looked like the high yield market might settle down and glide through the last month of the year, bond prices moved sharply higher during December. December's monthly return was one of seven that exceeded 2% and high yield finished with its best year since 1991. For the month the Standish Mellon High Yield Fund returned 2.28% modestly topping the 2.26% return of the benchmark Lehman High Yield Index. The Fund had a total return in 2003 of 21.76%, which underperformed the Index mark of 28.97%. The high yield asset class was the star of the fixed income market in 2003 as it significantly outperformed most competitors, with Emerging Markets coming the closest at 26.93%. High yield outperformed the Lehman Aggregate Index (+4.1% 2003 total return) by almost 23%.

From a quality perspective the return pattern for December mirrored the one that held steady throughout the year: outperformance by the most speculative securities. In December, CCC and Ca thru D rated securities returned 3.43% and 3.58% respectively. The B sector was next at 2.34% and BB's followed along at 1.54%. The story for the year, as we have related repeatedly, was the same but on a much bigger scale. Lehman's Ca and defaulted bond sub-index returned 86.29% for the year while CCC's were next in line with a stunning +60.23%. The more mainstream rating sectors had strong but much lower returns with B's gaining 26.59% and BB's rising 19.95%. Two of the outcomes from all this performance are worth noting: the average dollar price of bonds in the Index is nearly 103 (CCC's alone are over 94) and CCC and lower rated bonds represent 18%20% of the market value of every broad high yield index.

On an industry basis December's outperforming sectors were led by a price recovery in steel (+9.21%) and late in the month gains from the cable sector (+4.28%). Again, the standout under-performing sector (a small component of the total market at 0.7%) was textile/apparel, which fell a further 2.09% during the month largely due to further price deterioration in Levi's securities. For the year, apparel/textile is the only sector reporting a negative total return at -3.85%. Interestingly, only one other market sector has a YTD total return of less than 10%: steel at +9.91%, almost all of which came in December. Combined, these two laggard sectors represent less than 1.5% of the high yield universe.

With lower quality bonds dominating returns in 2003, it follows that the industry classifications containing a concentration of those lower priced/higher-yielding securities would provide the bulk of outperformance. The top performing industries were electric utilities (+52.29%), telecommunications (+46.77%), cable TV (+46.03%, a large share from Charter) and technology (+41.44%). All of these industries represent large components of the high yield index universe, with each exceeding a 3.5% share, and in total they represent about 28% of the asset class's market value.

Despite the huge returns in these four industries, fundamental credit improvement within them was not universally observed. A return of capital market access did solve almost all near term liquidity problems for many companies. But notable large issuers such as Calpine, Charter Communications, Level Three Communications, Lucent Technologies and Qwest Communications still face enormous competitive threats and business execution issues. We have had limited or zero exposure to these companies.

In examining the performance of the Standish Mellon High Yield Fund against the benchmark, the major discrepancy was caused by the huge returns from credit situations that were stressed and at low dollar prices starting the year. Our higher-quality strategy and concentration on cash flow generating B and BB credits was not a recipe for outperformance in 2003. Although we avoided what few credit problems did occur, the sectors that did poorly were not material parts of the universe. Also, positive performance opportunities from security selection standpoint were limited to a fairly small list of industries: of the 37 industry classifications defined in the Merrill Lynch Master Index only six had returns above the overall return of the Index. Of the four big outperforming sectors listed above, the Fund's portfolio had a large overweight in the utility area; particularly in the asset-value rich pipeline operating subsidiaries. Our exposure to the other three was limited primarily due to fundamental credit concerns and, in the case of Qwest, a lack of audited financial statements upon which to base a credit opinion.

Market Environment

The market commentary surrounding the huge cash flows in the market remains the same and is substantially repeated below. High yield mutual fund flows continued to be positive as over $1 billion was allocated in December thus increasing 2003 inflows to $27 billion. As a back of the envelope demonstration of the technical strength of the asset class, consider that in 2003 the high yield market had approximately $121 billion in new issuance. A bit less than half of that total was in the form of refinancings and as such does not represent net new issuance. Against the roughly $70 billion in net new issuance, sources of cash for the market include about $50 billion in high yield coupon income, the aforementioned $27 billion in mutual fund flows plus all institutional, hedge fund and insurance company commitments not flowing to reporting mutual funds.

Wall Street of course has a ready answer for this situation: more high yield paper. As the search for potential issuers widens and portfolio managers continue to search for any new opportunity with yield, the quality of the new issuance has declined precipitously. The average ratings of new deals have fallen and CCC new issues have become a regular occurrence. Other anecdotal signs of quality decline include: the return of zero-coupon issues, new deals of less than $100 million, paper from industries such as sub-prime finance, shipping, European cable and CLECs all of which were effectively banished from the high yield primary market due to horrific default rates.

Portfolio Strategy and Outlook

Seemingly ever-higher high yield bond prices continue to be supported by high levels of investor liquidity and improving trends in defaults and ratings actions. The burning questions now are: what is likely to change this situation and when might the change occur? Our feeling is that although spreads on high yield securities have declined, the asset class continues to offer attractive return opportunities relative to other higher quality fixed income options, particularly if the default experience continues to decline. High yield investments to be avoided, therefore, are ones that may experience credit stress. That statement sounds obvious, but the behavior of the market is just the opposite -there is a huge thirst for risk and yield, and performance in 2003 was dominated by the price recovery of the most stressed situations. We intend to invest based on sensible risk reward from a credit standpoint.

We believe that the credit stress associated with the risky crop of issues priced in the past six months will occur sometime in the next 18 to 36 months. Also, companies that were facing liquidity and capital market access difficulties were bailed out in 2003 but many of those companies also have significant business challenges that have not been addressed or improved. When investors begin to fear the possibility that those business issues will not be solved those credits will suffer. The other timing consideration that will impact the market will occur when high yield buyers feel that, despite excess portfolio cash, it is time to sell the new issues from weak credits that were purchased in a hot market. That exercise will be the high yield portfolio management guessing game in 2004 for those who are currently aggressively invested.


/s/ Michael Tucker              /s/ Jonathan Uhrig

Michael Tucker                  Jonathan Uhrig

--------------------------------------------------------------------------------


                   Mellon Institutional Funds Investment Trust
                      Standish Mellon High Yield Bond Fund

             Comparison of Change in Value of $100,000 Investment in Standish Mellon High Yield Bond Fund and the Lehman High Yield Index

[The following data was represented as a line chart in the printed material].

          Standish Mellon
          High Yield Bond     Lehman High
          Fund                Yield Index

          100,000             100,000
          101,500             101,390
          104,400             104,178
          103,950             103,939
          106,049             105,997
          103,919             106,092
          105,238             107,110
          106,200             108,053
1998      107,546             109,998
          108,271             110,642
          110,189             111,681
          110,346             112,121
          109,978             112,510
          109,770             112,915
          110,782             113,557
          100,285             107,291
          102,526             107,776
          101,877             105,567
          107,831             109,948
          107,115             110,069
          107,566             111,703
          105,876             111,045
1999      108,476             112,105
          111,966             114,277
          109,105             112,730
          109,633             112,489
          107,773             112,942
          106,436             111,693
          106,781             110,890
          105,658             110,153
          107,549             111,449
          109,472             112,702
          109,535             112,216
2000      111,046             112,433
          111,163             110,069
          108,922             110,245
          106,552             109,115
          110,335             111,337
          111,443             112,186
          112,942             112,954
          112,162             111,967
          110,636             108,381
          107,718             104,089
          112,581             106,098
          119,958             114,046
2001      121,093             115,566
          118,751             112,844
          116,956             111,439
          118,176             113,446
          114,298             110,264
          114,371             111,887
          115,103             113,207
          107,560             105,599
          111,145             108,211
          114,656             112,158
          114,289             111,701
          115,594             112,478
2002      114,750             110,909
          116,287             113,577
          117,228             115,348
          117,306             114,752
          112,874             106,292
          110,642             101,649
          113,512             104,547
          112,772             103,174
          113,259             102,275
          118,127             108,609
          119,659             110,128
          121,662             113,794
2003      123,247             115,198
          126,278             118,511
          132,199             125,543
          133,389             126,839
          136,350             130,488
          134,455             129,053
          135,234             130,537
          138,156             134,105
          140,863             136,813
          142,441             138,888
          145,689             142,032


                          -----------------------------
                           Average Annual Total Return
                          (for period ended 12/31/2003)
                          -----------------------------

                                                         Since
                                                       Inception
                  1 Year      3 Year      5 Year      06/02/1997
                  ------      ------      ------      ----------
                  21.76%       8.97%       6.34%         5.88%

                          -----------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon High Yield Bond Portfolio
    ("Portfolio"), at value (Note 1A)                                  $57,078,563
  Receivable for Fund shares sold                                          140,375
  Prepaid expenses                                                           4,564
                                                                       -----------
    Total assets                                                        57,223,502
LIABILITIES
  Distributions payable                                       $171,528
  Accrued accounting, custody and transfer agent fees           2,506
  Accrued trustees' fees and expenses (Note 2)                    500
  Accrued expenses and other liabilities                       12,894
                                                              -------
    Total liabilities                                                      187,428
                                                                       -----------
NET ASSETS                                                             $57,036,074
                                                                       ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $65,340,774
  Accumulated net realized loss                                        (11,670,055)
  Distributions in excess of net investment income                        (169,652)
  Net unrealized appreciation                                            3,535,007
                                                                       -----------
TOTAL NET ASSETS                                                       $57,036,074
                                                                       ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                3,522,502
                                                                       ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                      $     16.19
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                               $ 4,240,739
  Dividend income allocated from Portfolio                                    89,295
  Expenses allocated from Portfolio                                         (260,941)
                                                                         -----------
    Net investment income allocated from Portfolio                         4,069,093
EXPENSES
  Accounting, custody, and transfer agent fees               $   29,638
  Registration fees                                              19,100
  Legal and audit services                                       17,399
  Trustees' fees and expenses (Note 2)                            2,000
  Insurance expense                                                 957
  Miscellaneous                                                   9,296
                                                             ----------
    Total expenses                                               78,390

Deduct:
  Reimbursement of Fund operating expenses (Note 2)             (78,353)
                                                             ----------
      Net expenses                                                                37
                                                                         -----------
        Net investment income                                              4,069,056
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                          1,967,729
    Written options transactions                                    120
    Swap contracts                                              (25,367)
    Foreign currency transactions and forward foreign
      currency exchange contracts                              (461,569)
                                                             ----------
      Net realized gain                                                    1,480,913
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                     4,602,154
    Written options                                                (765)
    Swap contracts                                               27,936
    Foreign currency and forward foreign currency exchange
      contracts                                                 (11,704)
                                                             ----------
      Change in net unrealized appreciation (depreciation)                 4,617,621
                                                                         -----------
    Net realized and unrealized gain on investments                        6,098,534
                                                                         -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $10,167,590
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31, 2003  DECEMBER 31, 2002
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $  4,069,056       $  3,783,370
  Net realized gain (loss)                                         1,480,913         (3,642,617)
  Change in net unrealized appreciation (depreciation)             4,617,621          2,085,028
                                                                ------------       ------------
  Net increase in net assets from investment operations           10,167,590          2,225,781
                                                                ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                      (4,091,517)        (3,605,252)
  Return of capital                                                       --             (6,037)
                                                                ------------       ------------
  Total distributions to shareholders                             (4,091,517)        (3,611,289)
                                                                ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                13,539,738         17,255,283
  Value of shares issued to shareholders in payment of
    distributions declared                                         3,716,831          3,132,167
  Cost of shares redeemed                                        (10,355,582)       (21,244,604)
                                                                ------------       ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                   6,900,987           (857,154)
                                                                ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           12,977,060         (2,242,662)
NET ASSETS
  At beginning of year                                            44,059,014         46,301,676
                                                                ------------       ------------
  At end of year (including distributions in excess of net
    investment income of $169,652 and $86,199)                  $ 57,036,074       $ 44,059,014
                                                                ============       ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------
                                                               2003     2002    2001(A)   2000     1999
                                                              -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 14.34  $ 14.88  $ 15.88  $ 17.39  $ 19.02
                                                              -------  -------  -------  -------  -------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                      1.21     1.26     1.40     1.64     1.84
  Net realized and unrealized gain (loss) on investments         1.85    (0.59)   (1.18)   (1.19)   (1.45)
                                                              -------  -------  -------  -------  -------
Total from investment operations                                 3.06     0.67     0.22     0.45     0.39
                                                              -------  -------  -------  -------  -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (1.21)   (1.21)   (1.21)   (1.93)   (2.00)
  From tax return of capital                                       --       --    (0.01)   (0.03)   (0.02)
                                                              -------  -------  -------  -------  -------
Total distributions to shareholders                             (1.21)   (1.21)   (1.22)   (1.96)   (2.02)
                                                              -------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR                                  $ 16.19  $ 14.34  $ 14.88  $ 15.88  $ 17.39
                                                              =======  =======  =======  =======  =======
TOTAL RETURN+                                                   21.76%    4.70%    1.52%    2.84%    2.20%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(2)                     0.50%    0.50%    0.50%    0.37%    0.00%
  Net Investment Income (to average daily net assets)*           7.79%    8.68%    8.86%   10.41%    9.87%
  Net Assets, End of Year (000's omitted)                     $57,036  $44,059  $46,302  $31,807  $31,138

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment adisory fee payable to the Portfolio and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                            $ 1.13   $ 1.21   $ 1.33   $ 1.64   $ 1.64
Ratios (to average daily net assets):
  Expenses(2)                                                   1.00%    1.01%    0.97%    1.11%    1.08%
  Net investment income                                         7.29%    8.17%    8.39%    9.67%    8.79%

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05 and decrease the ratio of net investment income to average net assets from 9.20% to 8.86%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Mellon High Yield Bond Portfolio's allocated expenses.
+    Total return would have been lower in the absense of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize total return, consisting primarily of a high level of income. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon High Yield Bond Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio ( the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     On June 21, 2003, by vote of the Trustees, the name of the Standish High Yield Bond Fund was changed to Standish Mellon High Yield Bond Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, amortization and/or accretion of premiums and discounts on certain securities, non-taxable dividends, capital loss carryforwards, post-October losses, losses deferred due to wash sales and excise tax regulations.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. COMMITMENT AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2003, Standish Mellon voluntarily reimbursed the Fund for $78,353 of its operating expenses.

     Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period ended December 31, 2003, the Fund received $1,380 in redemption fees.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2003 aggregated $13,400,767 and $10,633,762, respectively.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                      STANDISH MELLON HIGH YIELD BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31, 2003     DECEMBER 31, 2002
                                                             --------------------  --------------------
         Shares sold                                               883,066               1,205,169
         Shares issued to shareholders in payment of
           distributions declared                                  235,981                 217,488
         Shares redeemed                                          (668,446)             (1,461,971)
                                                                  --------              ----------
         Net increase (decrease)                                   450,601                 (39,314)
                                                                  ========              ==========

     At December 31, 2003, one shareholder held of record approximately 57% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

     A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                      AMOUNT
                                                                   ------------
         Accumulated losses                                        $(11,733,921)

     At December 31, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
          $1,184,433     12/31/2007
           1,597,308     12/31/2008
           4,484,343     12/31/2009
           4,197,096     12/31/2010

     The fund elected to defer to its fiscal year ending December 31, 2004 $270,741 of losses recognized during the period November 1, 2003 to December 31, 2003.

     The tax character of distributions paid during the fiscal year ended December 31, 2003, was as follows:

         Distributions paid from:
           Ordinary income                                            $4,091,517

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                          REPORT OF INDEPENDENT AUDITORS

     To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon High Yield Bond Fund:

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: Standish Mellon High Yield Bond Fund (formerly, Standish High Yield Bond Fund) (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     February 20, 2004

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                           PAR        VALUE
SECURITY                                         RATE           MATURITY                  VALUE     (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.3%
ASSET BACKED -- 0.1%
South Carolina Tobacco Settlement Authority       6.000%       05/15/2022         USD      90,000    $ 86,024
                                                                                                     --------
Total Asset Backed (Cost $79,668)                                                                      86,024
                                                                                                     --------
CONVERTIBLE CORPORATE BONDS -- 1.1%
CenterPoint Energy, Inc. 144A CVT                 2.875%       01/15/2024                  75,000      76,219
Lam Research Corp. CVT                            4.000%       06/01/2006                 200,000     205,000
Meristar Hospitality Corp. REIT CVT               9.500%       04/01/2010                 175,000     210,875
Royal Caribbean Cruises Step Up Notes CVT(a)      0.000%       05/18/2021                  50,000      29,000
Xcel Energy, Inc. 144A CVT                        7.500%       11/21/2007                  40,000      62,050
                                                                                                     --------
Total Convertible Corporate Bonds (Cost $511,199)                                                     583,144
                                                                                                     --------
CORPORATE -- 75.8%
BANKING -- 1.4%
Chevy Chase Bank Sub Notes                        6.875%       12/01/2013                 795,000     814,875
                                                                                                     --------
BASIC INDUSTRY -- 12.1%
Berry Plastics Corp. 144A Senior Sub Notes       10.750%       07/15/2012                  70,000      80,588
Boise Cascade Co. Senior Notes                    6.500%       11/01/2010                 110,000     114,747
Corn Products International, Inc. Senior Notes    8.250%       07/15/2007                 145,000     158,775
Corrections Corp. of America Senior Notes         7.500%       05/01/2011                  60,000      63,000
Crown Cork & Seal Co., Inc.                       7.375%       12/15/2026                 575,000     519,656
Crown Cork & Seal Co., Inc.                       8.000%       04/15/2023                 270,000     252,450
CSC Holdings, Inc.                                8.125%       08/15/2009                 450,000     483,750
Earle M. Jorgensen Co.                            9.750%       06/01/2012                 100,000     111,000
Equistar Chemical/Funding                        10.125%       09/01/2008                 140,000     153,300
Equistar Chemicals LP Senior Notes               10.625%       05/01/2011                 160,000     176,800
Freeport-McMoRan Copper & Gold, Inc. 144A
  Senior Notes                                   10.125%       02/01/2010                 175,000     201,687
Georgia-Pacific Corp.                             8.875%       02/01/2010                 150,000     171,000
Georgia-Pacific Corp. 144A Senior Notes           8.000%       01/15/2024                 230,000     234,600
Georgia-Pacific Corp. Senior Notes                7.375%       07/15/2008                 440,000     473,000
Great Lakes Dredge & Dock Co. 144A Senior Sub
  Notes                                           7.750%       12/15/2013                 150,000     154,312
Kansas City Southern                              7.500%       06/15/2009                 250,000     256,250
Kraton Polymers LLC 144A Senior Sub Notes         8.125%       01/15/2014                  20,000      20,800
Nalco Co. 144A Senior Sub Notes                   8.875%       11/15/2013                 500,000     530,000
National Waterworks, Inc. Series B               10.500%       12/01/2012                  90,000     100,575
Norcraft Co. 144A Senior Sub Notes                9.000%       11/01/2011                  50,000      54,000
Owens-Brockway Glass Container, Inc.              7.750%       05/15/2011                  80,000      85,900
Owens-Illinois, Inc.                              7.500%       05/15/2010                 290,000     297,612
Silgan Holdings, Inc. 144A Senior Sub Notes       6.750%       11/15/2013                 110,000     110,275
Steel Dynamics, Inc.                              9.500%       03/15/2009                 450,000     499,500
Texas Industries, Inc. Senior Notes              10.250%       06/15/2011                 235,000     265,550
US Steel Corp. Senior Notes                       9.750%       05/15/2010                 130,000     146,250
Westlake Chemical Corp. 144A                      8.750%       07/15/2011                 235,000     257,325
Williams Cos., Inc.                               7.125%       09/01/2011                 225,000     237,937
Williams Cos., Inc.                               7.625%       07/15/2019                 475,000     496,969

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                           PAR         VALUE
SECURITY                                         RATE           MATURITY                  VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY (CONTINUED)
Williams Cos., Inc. Senior Notes                  8.625%       06/01/2010         USD      75,000   $   84,187
Williams Cos., Inc. Series A                      7.500%       01/15/2031                 115,000      116,437
                                                                                                    ----------
                                                                                                     6,908,232
                                                                                                    ----------
CAPITAL GOODS -- 4.9%
Alliant Techsystems, Inc.                         8.500%       05/15/2011                 105,000      115,500
Allied Waste Industries, Inc.                     8.875%       04/01/2008                 275,000      308,000
Allied Waste Industries, Inc.                     9.250%       05/01/2021                 360,000      398,250
Allied Waste Industries, Inc.                    10.000%       08/01/2009                 150,000      162,000
Allied Waste Industries, Inc. Series B            8.500%       12/01/2008                 150,000      166,875
Allied Waste North America Senior Notes           7.875%       04/15/2013                 215,000      232,737
Esterline Technologies Corp. 144A Senior Sub
  Notes                                           7.750%       06/15/2013                 120,000      129,000
K&F Industries, Inc. Senior Sub Notes             9.625%       12/15/2010                  65,000       72,881
Kinetic Concepts, Inc. 144A Senior Sub Notes      7.375%       05/15/2013                 145,000      149,350
Sensus Metering Systems, Inc. 144A Senior Sub
  Notes                                           8.625%       12/15/2013                 180,000      184,725
Smurfit-Stone Container Corp.                     8.250%       10/01/2012                 100,000      108,500
SPX Corp. Senior Notes                            6.250%       06/15/2011                  80,000       82,200
SPX Corp. Senior Notes                            7.500%       01/01/2013                 250,000      271,875
Stone Container Corp. Senior Notes                8.375%       07/01/2012                 360,000      390,600
                                                                                                    ----------
                                                                                                     2,772,493
                                                                                                    ----------
COMMUNICATIONS -- 7.6%
ACC Escrow Corp. 144A Senior Notes               10.000%       08/01/2011                 150,000      167,250
American Tower Corp. Senior Notes                 9.375%       02/01/2009                 160,000      170,400
Block Communications, Inc.                        9.250%       04/15/2009                 400,000      430,000
CBD Media LLC 144A Senior Sub Notes               8.625%       06/01/2011                 350,000      385,000
Crown Castle International Corp.144A Senior
  Notes                                           7.500%       12/01/2013                 140,000      140,700
Dobson Communications Co. 144A Senior Notes       8.875%       10/01/2013                 310,000      313,875
Fairpoint Communications, Inc. Senior Notes      11.875%       03/01/2010                  90,000      104,850
Gables Wireless, Inc. 144A Senior Notes          10.750%       10/01/2011                 300,000      298,500
Nextel Communications, Inc. Senior Notes          6.875%       10/31/2013                 525,000      555,187
Qwest Capital Funding                             6.500%       11/15/2018                 685,000      578,825
Qwest Services Corp. 144A                        13.000%       12/15/2007                 145,000      170,375
Salem Communciations Corp. Senior Sub Notes       7.750%       12/15/2010                 390,000      406,575
Worldcom, Inc.{*}                                 8.250%       05/15/2031                 365,000      122,275
Worldcom, Inc. Senior Notes{*}                    6.500%       04/15/2010                 580,000      466,900
                                                                                                    ----------
                                                                                                     4,310,712
                                                                                                    ----------
CONSUMER CYCLICAL -- 19.6%
Advanced Accessory Systems LLC Senior Notes      10.750%       06/15/2011                 460,000      506,575
American Media Operations, Inc. Series B         10.250%       05/01/2009                 210,000      223,912
Ameristar Casinos, Inc.                          10.750%       02/15/2009                 500,000      575,000
Argosy Gaming Co.                                10.750%       06/01/2009                 825,000      891,000
Chumash Casino & Resort 144A Senior Notes         9.000%       07/15/2010                 515,000      569,075
Cinemark USA, Inc. Senior Sub Notes               9.000%       02/01/2013                 135,000      151,875
Coast Hotels & Casino, Inc.                       9.500%       04/01/2009                 285,000      301,387
D.R. Horton, Inc.                                 8.500%       04/15/2012                  50,000       56,500
D.R. Horton, Inc.                                10.500%       04/01/2005                 175,000      189,875
Dex Media Finance, Inc. 144A Senior Notes         8.500%       08/15/2010                  80,000       89,100

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                           PAR        VALUE
SECURITY                                          RATE          MATURITY                  VALUE     (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Dex Media Finance, Inc. 144A Senior Sub Notes     9.875%       08/15/2013         USD      80,000  $    93,000
Dex Media, Inc. 144A                              8.000%       11/15/2013                  90,000       94,500
DirecTV Holdings LLC Senior Notes                 8.375%       03/15/2013                 275,000      319,000
Dominos, Inc. 144A Senior Sub Notes               8.250%       07/01/2011                 155,000      166,044
Echostar DBS Corp. 144A Senior Notes              5.750%       10/01/2008                 435,000      439,894
Echostar DBS Corp. Senior Notes                   9.125%       01/15/2009                 146,000      163,337
Entercom Communications Corp.                     7.625%       03/01/2014                  50,000       53,687
Entravision Communications Corp.                  8.125%       03/15/2009                 315,000      337,050
Gaylord Entertainment Co. 144A Senior Notes       8.000%       11/15/2013                  60,000       63,300
Horseshoe Gaming Holding Corp.                    8.625%       05/15/2009                 200,000      211,250
Host Marriott LP REIT                             8.375%       02/15/2006                 115,000      122,619
Isle of Capri Casinos                             8.750%       04/15/2009                 260,000      273,000
John Q Hamons Hotels, Inc. Series B               8.875%       05/15/2012                 350,000      385,875
Keystone Automotive Operations, Inc. 144A
  Senior Sub Notes                                9.750%       11/01/2013                 105,000      112,875
Mohegan Tribal Gaming Authority Senior Notes      8.375%       07/01/2011                 670,000      730,300
Mohegan Tribal Gaming Authority Senior Sub
  Notes                                           8.125%       01/01/2006                 350,000      377,125
Moore North America Finance, Inc. 144A Senior
  Notes                                           7.875%       01/15/2011                 225,000      254,812
Panavision, Inc. Step Up Sub Notes(a)(b)          9.625%       02/01/2006                 400,000      240,000
Pinnacle Entertainment, Inc.                      8.750%       10/01/2013                 340,000      345,950
Radio One, Inc. Series B                          8.875%       07/01/2011                  60,000       66,150
Regal Cinemas, Inc. Series B                      9.375%       02/01/2012                 215,000      242,950
River Rock Entertainment Authority 144A Senior
  Notes                                           9.750%       11/01/2011                 160,000      172,000
Russell Corp.                                     9.250%       05/01/2010                 187,000      193,779
Scotts Co. 144A Senior Sub Notes                  6.625%       11/15/2013                  85,000       87,337
Six Flags, Inc. Senior Notes                      9.500%       02/01/2009                 420,000      439,950
Spanish Broadcasting System, Inc.                 9.625%       11/01/2009                 190,000      202,825
Speedway Motorsports, Inc. Senior Sub Notes       6.750%       06/01/2013                 395,000      407,837
Station Casinos, Inc.                             8.375%       02/15/2008                 200,000      214,250
Station Casinos, Inc. Senior Sub Notes            9.875%       07/01/2010                 200,000      220,000
TRW Automotive, Inc. Senior Notes                 9.375%       02/15/2013                 310,000      354,175
Turning Stone Casino Resort Enterprise            9.125%       12/15/2010                 250,000      271,875
                                                                                                   -----------
                                                                                                    11,211,045
                                                                                                   -----------
CONSUMER NONCYCLICAL -- 8.6%
Altria Group, Inc.                                7.000%       11/04/2013                 135,000      144,017
Apogent Technologies, Inc. Senior Sub Notes       6.500%       05/15/2013                 100,000      104,250
Ball Corp.                                        6.875%       12/15/2012                  30,000       31,350
Chattem, Inc.                                     8.875%       04/01/2008                 550,000      566,500
Columbia/HCA Healthcare                           8.850%       01/01/2007                 175,000      197,867
Constellation Brands, Inc. Series B               8.000%       02/15/2008                 130,000      144,300
Del Monte Corp. Senior Sub Notes                  8.625%       12/15/2012                 380,000      416,100
Elizabeth Arden, Inc.                            11.750%       02/01/2011                 100,000      119,000
Ingles Markets, Inc.                              8.875%       12/01/2011                 150,000      150,750
Marsh Supermarket, Inc. Series B                  8.875%       08/01/2007                 150,000      141,750
Medex, Inc. 144A Senior Sub Notes                 8.875%       05/15/2013                  35,000       37,625
NeighborCare, Inc. 144A Senior Sub Notes          6.875%       11/15/2013                  40,000       40,700
Pathmark Stores                                   8.750%       02/01/2012                 270,000      282,150
Rite Aid Corp.                                    8.125%       05/01/2010                 310,000      333,250

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                           PAR        VALUE
SECURITY                                         RATE           MATURITY                  VALUE     (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL (CONTINUED)
Rite Aid Corp.                                    9.500%       02/15/2011         USD     135,000  $   152,212
Rite Aid Corp.                                   12.500%       09/15/2006                 500,000      580,000
RJ Reynolds Tobacco Holdings, Inc. Series B       7.750%       05/15/2006                 135,000      141,750
Smithfield Foods, Inc. Senior Notes               7.750%       05/15/2013                 160,000      166,400
Stater Brothers Holdings Senior Notes            10.750%       08/15/2006                 795,000      837,731
Tenet Healthcare Corp. Senior Notes               6.500%       06/01/2012                 149,000      142,854
Tricon Global Restaurant, Inc. Senior Notes       7.650%       05/15/2008                 175,000      198,625
                                                                                                   -----------
                                                                                                     4,929,181
                                                                                                   -----------
ENERGY -- 11.6%
Amerigas Partners Senior Notes                    8.875%       05/20/2011                 200,000      220,000
ANR Pipeline Co.                                  7.375%       02/15/2024                 225,000      227,250
ANR Pipeline Co. Senior Notes                     7.000%       06/01/2025                  35,000       35,613
Calpine Corp. 144A                                8.500%       07/15/2010                 200,000      195,000
Chesapeake Energy Corp.                           8.125%       04/01/2011                 275,000      305,250
Citgo Petroleum Corp. Senior Notes               11.375%       02/01/2011                 185,000      214,600
CMS Energy Corp. 144A Senior Notes                7.750%       08/01/2010                 150,000      157,688
CMS Energy Corp. Senior Notes                     8.500%       04/15/2011                 345,000      372,600
CMS Energy Corp. Senior Notes                     9.875%       10/15/2007                 400,000      446,000
Dynegy Holdings, Inc. 144A                        9.875%       07/15/2010                 485,000      545,625
El Paso Natural Gas Co.                           8.375%       06/15/2032                 140,000      143,080
El Paso Natural Gas Co.                           8.625%       01/15/2022                 425,000      442,531
El Paso Production Co. 144A Senior Notes          7.750%       06/01/2013                 465,000      458,025
FirstEnergy Corp. Series B                        6.450%       11/15/2011                 135,000      139,920
Houston Exploration Co. 144A Senior Sub Notes     7.000%       06/15/2013                 150,000      154,875
Lyondell Chemical Co. Series A                    9.625%       05/01/2007                 310,000      328,600
MSW Energy Holdings 144A                          7.375%       09/01/2010                 325,000      339,625
Newfield Exploration Co. Senior Sub Notes         8.375%       08/15/2012                 225,000      252,000
NRG Energy, Inc. 144A                             8.000%       12/15/2013                 125,000      131,406
Peabody Energy Corp. Series B                     6.875%       03/15/2013                 125,000      131,875
Pogo Producing Co. 144A                           8.250%       04/15/2011                  55,000       61,325
Premcor Refining Group 144A Senior Notes          9.500%       02/01/2013                 195,000      222,300
Reliant Resources, Inc. 144A                      9.250%       07/15/2010                  80,000       84,800
Teco Energy, Inc. Senior Notes                    7.500%       06/15/2010                  70,000       74,900
Tennessee Gas Pipeline Co.                        8.375%       06/15/2032                 175,000      185,719
Tesoro Petroleum Corp.                            8.000%       04/15/2008                  65,000       69,063
Transcontinental Gas Pipeline Corp. Senior
  Notes                                           8.875%       07/15/2012                 325,000      384,313
Westar Energy, Inc.                               7.875%       05/01/2007                 125,000      139,688
XTO Energy, Inc. Senior Notes                     7.500%       04/15/2012                 115,000      129,950
                                                                                                   -----------
                                                                                                     6,593,621
                                                                                                   -----------
FINANCIAL -- 3.9%
Arch Western Finance LLC 144A Senior Notes        6.750%       07/01/2013                  80,000       82,200
Couche-Tard Financing Corp. Senior Sub Notes
  144A                                            7.500%       12/15/2013                 100,000      104,750
Felcor Lodging LP REIT                           10.000%       09/15/2008                 100,000      108,000
FPL Energy Wind Funding LLC 144A                  6.876%       06/27/2017                 140,000      140,000
Leucadia National Corp. 144A Senior Notes         7.000%       08/15/2013                 420,000      420,000
Meristar Hospitality Corp. REIT                  10.500%       06/15/2009                 190,000      206,150
Poster Financial Group 144A                       8.750%       12/01/2011                 500,000      528,750

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                           PAR        VALUE
SECURITY                                         RATE           MATURITY                  VALUE     (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
RH Donnelley Finance Corp. I 144A Senior Notes    8.875%       12/15/2010         USD     220,000  $   247,500
RH Donnelley Finance Corp. I 144A Senior Sub
  Notes                                          10.875%       12/15/2012                 320,000      379,600
                                                                                                   -----------
                                                                                                     2,216,950
                                                                                                   -----------
PUBLIC UTILITY -- 4.7%
AES Corp. 144A                                    8.750%       05/15/2013                 635,000      709,613
AES Corp. 144A                                   10.000%       07/15/2005                 475,640      483,964
AES Corp. Senior Notes                            8.875%       02/15/2011                 100,000      109,000
AES Corp. Senior Sub Notes                        8.500%       11/01/2007                 135,000      137,026
Ipalco Enterprises, Inc.                          8.375%       11/14/2008                 275,000      307,313
Northwest Pipeline Corp.                          6.625%       12/01/2007                 525,000      551,250
Southern Natural Gas Co.                          8.875%       03/15/2010                  50,000       56,250
Southern Natural Gas Co.                          7.350%       02/15/2031                 350,000      345,625
                                                                                                   -----------
                                                                                                     2,700,041
                                                                                                   -----------
TECHNOLOGY -- 0.9%
L-3 Communications Corp.                          6.125%       07/15/2013                 525,000      528,938
                                                                                                   -----------
TRANSPORTATION -- 0.5%
Delta Air Lines                                   7.900%       12/15/2009                 325,000      262,844
                                                                                                   -----------
Total Corporate (Cost $40,439,905)                                                                  43,248,932
                                                                                                   -----------
SOVEREIGN BONDS -- 2.7%
Dominican Republic 144A                           9.500%       09/27/2006                  60,000       48,600
Dominican Republic Euro Registered                9.500%       09/27/2006                  65,000       52,650
Ministry Finance Russia                           3.000%       05/14/2008                  50,000       44,688
Nigeria Promissory Notes Series RC                5.092%       01/05/2010                 150,000       57,000
Republic of Brazil                                8.000%       04/15/2014                  86,199       84,798
Republic of Brazil                               11.000%       08/17/2040                 145,000      159,500
Republic of Brazil                               12.000%       04/15/2010                  35,000       42,000
Republic of Colombia                              9.750%       04/23/2009                  65,000       71,695
Republic of Ecuador                               7.000%       08/15/2030                  95,000       73,625
Republic of Ecuador 144A                         12.000%       11/15/2012                  45,000       43,988
Republic of Peru                                  8.750%       11/21/2033                  50,000       50,000
Republic of Peru FLIRB(c)                         4.500%       03/07/2017                  50,000       44,500
Republic of Peru PDI(c)                           5.000%       03/07/2017                  61,100       56,518
Republic of Philippines                           8.375%       03/12/2009                  45,000       47,419
Republic of Turkey                               11.750%       06/15/2010                  15,000       18,900
Republic of Turkey Senior Unsub Notes            11.875%       01/15/2030                  35,000       47,425
Republic of Turkey Senior Unsub Notes            12.375%       06/15/2009                  55,000       69,850
Republic of Uruguay                               7.500%       03/15/2015                  88,000       70,400
Republic of Venezuela                             9.250%       09/15/2027                  85,000       77,350
Republic of Venezuela 144A                       10.750%       09/19/2013                  65,000       69,388
Republic of Venezuela 144A                       10.750%       09/19/2013                  25,000       26,688
Russian Federation                                5.000%       03/31/2030                 145,000      139,563
Russian Federation                                8.250%       03/31/2010                  55,000       61,463
Ukraine Government Senior Notes                  11.000%       03/15/2007                  81,668       90,855
                                                                                                   -----------
Total Sovereign Bonds (Cost $1,475,414)                                                              1,548,863
                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                           PAR        VALUE
SECURITY                                         RATE           MATURITY                  VALUE     (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
YANKEE BONDS -- 8.5%
Abitibi-Consolidated, Inc.                        8.550%       08/01/2010         USD     225,000   $  250,560
Crown Euro Holdings SA                            9.500%       03/01/2011                 275,000      311,438
GT Group Telecom, Inc. Senior Step Up
  Notes{*}(a)                                     0.000%       02/01/2010                 925,000           93
Innova S de RL de CV 144A                         9.375%       09/19/2013                 175,000      179,594
Ipsco, Inc. Senior Notes                          8.750%       06/01/2013                  40,000       44,200
MDP Acquisitions PLC Senior Notes                 9.625%       10/01/2012                 150,000      168,000
Norampac, Inc. Senior Notes                       6.750%       06/01/2013                  80,000       83,400
Quebecor Media, Inc. Senior Notes                11.125%       07/15/2011                 150,000      173,625
Rogers Cable, Inc.                                6.250%       06/15/2013                 315,000      317,363
Royal Caribbean Cruises                           7.500%       10/15/2027                 325,000      318,500
Royal Caribbean Cruises Senior Notes              8.000%       05/15/2010                 150,000      163,500
Royal Caribbean Cruises Senior Notes              8.125%       07/28/2004                 100,000      103,250
Royal Caribbean Cruises Senior Notes              8.750%       02/02/2011               1,000,000    1,130,000
Salomon Bros. (Sibneft)                          10.750%       01/15/2009                  40,000       45,200
Stena AB 144A Senior Notes                        7.500%       11/01/2013                  70,000       72,100
Stena AB Senior Notes                             9.625%       12/01/2012                  70,000       78,925
Telenet Group Holding NV 144A Senior Step Up
  Notes(a)                                        0.000%       06/15/2014                 210,000      132,300
Tyco International Group SA                       6.125%       01/15/2009                 500,000      535,000
Tyco International Group SA                       6.375%       10/15/2011                 275,000      293,906
Videotron 144A Senior Notes                       6.875%       01/15/2014                 120,000      123,900
Vivendi Universal 144A Senior Notes               9.250%       04/15/2010                 265,000      314,025
                                                                                                    ----------
Total Yankee Bonds (Cost $4,959,681)                                                                 4,838,879
                                                                                                    ----------
NON-AGENCY -- 1.8%
PASS THRU SECURITIES -- 1.8%
Continental Airlines, Inc. 1999-1 B               6.795%       08/02/2018                  87,211       73,628
Continental Airlines, Inc. 1999-2                 7.566%       03/15/2020                 161,605      136,237
Continental Airlines, Inc. 2000-2                 8.307%       04/02/2018                 372,124      330,713
GMAC Commercial Mortgage Securities, Inc.
  1996-C1 F Non-ERISA                             7.860%       11/15/2006                 250,000      266,248
Northwest Airlines, Inc. 1999-2C                  8.304%       09/01/2010                 233,116      201,426
                                                                                                    ----------
Total Non-Agency (Cost $892,829)                                                                     1,008,252
                                                                                                    ----------
FOREIGN DENOMINATED -- 6.3%
EURO -- 6.2%
Colt Telecom Europe PLC CVT                       2.000%       12/16/2006         EUR     125,000      170,088
Eircom Funding                                    8.250%       08/15/2013                 255,000      353,783
Fort James Corp.                                  4.750%       06/29/2004                 100,000      125,525
Messer Greisheim Holdings AG Senior Notes        10.375%       06/01/2011                 325,000      472,372
Remy Cointreau SA 144A                            6.500%       07/01/2010                  60,000       78,147
Teksid Aluminum SpA                              11.375%       07/15/2011                 400,000      537,588
Telenet Communication NV 144A Senior Notes        9.000%       12/15/2013                 960,000    1,244,306
Valentia Telecommunications Ltd.                  7.250%       12/31/2049                 430,000      581,695
                                                                                                    ----------
                                                                                                     3,563,504
                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                           PAR        VALUE
SECURITY                                         RATE           MATURITY                  VALUE     (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
FRANCE -- 0.1%
Ivory Coast FLIRB{*}(c)                           2.000%       03/29/2018         FRF   2,000,000  $    59,471
                                                                                                   -----------
Total Foreign Denominated (Cost $3,101,315)                                                          3,622,975
                                                                                                   -----------
TOTAL BONDS AND NOTES (COST $51,460,011)                                                            54,937,069
                                                                                                   -----------

                                                                                         SHARES
                                                                                        ---------
PREFERRED STOCKS -- 1.9%
CONVERTIBLE PREFERRED STOCKS -- 1.3%
Ford Motor Co. Capital Trust II 6.50% CVT Pfd                                               2,000      111,700
General Motors Corp. Series C 6.25% CVT Pfd                                                 2,300       74,290
Kansas City Southern 4.25% 144A CVT Pfd                                                       290      165,771
Omnicare, Inc. 4.00% CVT Pfd                                                                1,000       63,750
Tyco International Group SA 3.125% 144A CVT
  Pfd                                                                                     240,000      328,200
                                                                                                     ---------
Total Convertible Preferred Stocks (Cost $577,779)                                                     743,711
                                                                                                     ---------
NON-CONVERTIBLE PREFERRED STOCKS -- 0.6%
CSC Holdings, Inc. 11.125% Pfd                                                              3,500      367,500
                                                                                                     ---------
Total Non-Convertible Preferred Stocks (Cost $317,750)                                                 367,500
                                                                                                     ---------
TOTAL PREFERRED STOCKS (COST $895,529)                                                               1,111,211
                                                                                                     ---------
                                                                                   SHARES       VALUE
                                                                                  ---------  -----------
WARRANTS -- 0.0%
COMMUNICATIONS -- 0.0%
GT Group Telecom, Inc., 02/01/2010*                                                   925           9
McLeod USA, Inc., 04/16/2007*                                                       3,379       1,386
                                                                                                -----
TOTAL WARRANTS (COST $60,043)                                                                   1,395
                                                                                                -----
SHORT-TERM INVESTMENTS -- 0.3%
REPURCHASE AGREEMENTS -- 0.3%

Tri-party repurchase agreement dated 12/31/03 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 01/02/04, with a maturity value of
$168,931 and an effective yield of 0.20%, collateralized by a U.S. Government
Obligation with a rate of 5.18%, a maturity date of 02/15/26 and an aggregate
market value of $172,477.                                                                      168,929
                                                                                               -------
TOTAL SHORT-TERM INVESTMENTS (COST $168,929)                                                   168,929
                                                                                               -------

TOTAL INVESTMENTS -- 98.5% (COST
 $52,584,512)                             $56,218,604
OTHER ASSETS, LESS LIABILITIES -- 1.5%        859,959
                                          -----------
NET ASSETS -- 100.0%                      $57,078,563
                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
EUR - Euro
FLIRB - Front Loaded Interest Reduction Bond
FRF - French Franc
PDI - Past Due Interest Bonds
REIT - Real Estate Investment Trust
Step Up - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2003. Maturity date disclosed is the ultimate maturity. USD - United States Dollar

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b) Security is valued in good faith under procedures established by the board of trustees.
(c)  Variable Rate Security; rate indicated is as of 12/31/03.
*    Non-income producing security.
{*}  Defaulted security.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
INDUSTRY SECTOR                                                 ASSETS
------------------------------------------------------------------------
Consumer Cyclical                                                 24.8%
Basic Industry                                                    14.7%
Energy                                                            11.9%
Communications                                                    10.4%
Financial                                                          9.4%
Consumer Noncyclical                                               8.8%
Capital Goods                                                      7.8%
Public Utility                                                     4.7%
Foreign Government                                                 2.8%
Transportation                                                     2.0%
Technology                                                         0.9%
Short-Term Investments                                             0.3%
                                                               -------
                                                                  98.5%

                                                              PERCENTAGE
                                                                OF NET
TOP TEN COUNTRIES                                               ASSETS
------------------------------------------------------------------------
United States                                                     85.0%
Liberia                                                            3.0%
Ireland                                                            1.9%
Canada                                                             1.5%
Bermuda                                                            1.4%
France                                                             1.2%
Germany                                                            0.8%
Russia                                                             0.5%
Brazil                                                             0.5%
Mexico                                                             0.3%

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $52,584,512)                                                       $56,218,604
  Cash                                                                      41,295
  Receivable for investments sold                                           33,228
  Interest and dividends receivable                                      1,115,829
  Receivable for open swap contracts (Note 5)                               10,303
  Receivable for closed forward foreign currency contracts
    (Note 5)                                                                   629
  Prepaid expenses                                                           4,300
                                                                       -----------
    Total assets                                                        57,424,188
LIABILITIES
  Payable for investments purchased                           $193,678
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                                94,689
  Accrued accounting and custody fees                          14,871
  Accrued trustees' fees and expenses (Note 2)                  2,108
  Accrued expenses and other liabilities                       40,279
                                                              -------
    Total liabilities                                                      345,625
                                                                       -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)             $57,078,563
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $15,246 (Note 6))                                                    $ 4,240,746
  Dividend income                                                             89,295
                                                                         -----------
    Total income                                                           4,330,041
EXPENSES
  Investment advisory fee (Note 2)                           $  261,023
  Accounting and custody fees                                   124,705
  Legal and audit services                                       40,223
  Insurance expense                                               8,682
  Trustees' fees and expenses (Note 2)                            7,289
  Miscellaneous                                                   1,936
                                                              ---------
    Total expenses                                              443,858

Deduct:
  Waiver of investment advisory fee (Note 2)                   (182,917)
                                                              ---------
      Net expenses                                                           260,941
                                                                         -----------
        Net investment income                                              4,069,100
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                          1,967,737
    Written options transactions                                    120
    Swap contracts                                              (25,367)
    Foreign currency transactions and forward foreign
      currency exchange contracts                              (461,570)
                                                              ---------
      Net realized gain                                                    1,480,920
  Change in unrealized appreciation (depreciation)
    Investment securities                                     4,602,166
    Written options                                                (765)
    Swap contracts                                               27,936
    Foreign currency and forward foreign currency exchange
      contracts                                                 (11,704)
                                                              ---------
      Change in net unrealized appreciation (depreciation)                 4,617,633
                                                                         -----------
    Net realized and unrealized gain                                       6,098,553
                                                                         -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $10,167,653
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31, 2003  DECEMBER 31, 2002
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $  4,069,100       $  3,785,085
  Net realized gain (loss)                                         1,480,920         (3,642,626)
  Change in net unrealized appreciation (depreciation)             4,617,633          2,085,034
                                                                ------------       ------------
  Net increase in net assets from investment operations           10,167,653          2,227,493
                                                                ------------       ------------

CAPITAL TRANSACTIONS
  Contributions                                                   13,400,767         17,254,281
  Withdrawals                                                    (10,633,906)       (22,385,787)
                                                                ------------       ------------
  Net increase (decrease) in net assets from capital
    transactions                                                   2,766,861         (5,131,506)
                                                                ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           12,934,514         (2,904,013)
NET ASSETS
  At beginning of year                                            44,144,049         47,048,062
                                                                ------------       ------------
  At end of year                                                $ 57,078,563       $ 44,144,049
                                                                ============       ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                               2003     2002    2001(A)    2000     1999
                                                              -------  -------  --------  -------  -------
TOTAL RETURN+                                                   21.76%    4.71%    1.54%     2.84%    2.20%
RATIOS:
  Expenses (to average daily net assets)*                        0.50%    0.50%    0.50%     0.37%    0.00%
  Net Investment Income (to average daily net assets)*           7.79%    8.66%    8.87%    10.37%    9.83%
  Portfolio Turnover                                               80%     130%     117%      148%     137%
  Net Assets, End of Year (000's omitted)                     $57,079  $44,144  $47,048   $31,818  $31,144

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                                       0.85%    0.82%    0.81%     0.89%    0.86%
  Net investment income                                          7.44%    8.34%    8.56%     9.85%    8.97%

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 9.20% to 8.87%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+ Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     The objective of the Portfolio is to maximize total return, consisting primarily of a high level of income. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants.

     At December 31, 2003, there was one fund, Standish Mellon High Yield Bond Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2003 was approximately 100%.

     On June 21, 2003, by vote of the Trustees, the name of the Standish High Yield Bond Portfolio was changed to Standish Mellon High Yield Bond Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

     It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

     D. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

     The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the year ended December 31, 2003. Pursuant to this agreement, for the year ended December 31, 2003, Standish Mellon voluntarily did not impose $182,917 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2003 were $49,862,518 and $40,379,673, respectively. For the year ended December 31, 2003, the Portfolio did not purchase or sell any long-term U.S. government securities.

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                             $52,615,512
                                                                    ===========
         Gross unrealized appreciation                                4,538,365
         Gross unrealized depreciation                                 (939,668)
                                                                    -----------
         Net unrealized appreciation                                $ 3,598,697
                                                                    ===========

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
     (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     A summary of the written put options for the year ended December 31, 2003 is as follows:

     WRITTEN PUT OPTION TRANSACTIONS
     ----------------------------------

                                                                       NUMBER OF CONTRACTS  PREMIUMS
                                                                       -------------------  --------
         Outstanding, beginning of period                                       1           $ 1,845
         Options expired                                                       (1)           (1,845)
                                                                               --           -------
         Outstanding, end of period                                             0           $    --
                                                                               ==           =======

     At December 31, 2003, the Portfolio held no written put option contracts.

     A summary of the written call options for the year ended December 31, 2003 is as follows:

     WRITTEN CALL OPTION TRANSACTIONS
     -----------------------------------

                                                                       NUMBER OF CONTRACTS  PREMIUMS
                                                                       -------------------  --------
         Outstanding, beginning of period                                       1           $ 1,380
         Options closed                                                        (1)           (1,380)
                                                                               --           -------
         Outstanding, end of period                                             0           $    --
                                                                               ==           =======

     At December 31, 2003, the Portfolio held no written call option contracts.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     At December 31, 2003, the Portfolio held the following forward foreign currency exchange contracts:

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                  LOCAL PRINCIPAL    CONTRACT         MARKET          AGGREGATE      UNREALIZED
         CONTRACTS TO RECEIVE         AMOUNT        VALUE DATE         VALUE         FACE AMOUNT        LOSS
         --------------------------------------------------------------------------------------------------------
         Euro                         3,097,500     03/17/2004       $3,889,830       $3,795,424     $(94,406)
         South African Rand              40,000     01/27/2004            5,961            5,678         (283)
                                                                     ----------       ----------     --------
         TOTAL                                                       $3,895,791       $3,801,102     $(94,689)
                                                                     ==========       ==========     ========

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     SWAP AGREEMENTS

     The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2003, the Portfolio held the following open swap contracts:

                                                                                            NET UNREALIZED
                                 EXPIRATION                                                  APPRECIATION
            NOTIONAL AMOUNT         DATE                        DESCRIPTION                 (DEPRECIATION)
         -------------------------------------------------------------------------------------------------
             1,000,000 USD        6/20/08        Agreement with Goldman Sachs Capital          $(11,310)
                                                 Markets, dated 4/16/03 to pay 0.46% per
                                                 year times the notional amount. The
                                                 Portfolio receives payment only upon a
                                                 default event by JP Morgan Chase & Co.,
                                                 the notional amount times the difference
                                                 between the par value and the then-
                                                 market value of JP Morgan Chase & Co.,
                                                 5.25% due 5/30/07.
             1,000,000 USD        9/20/08        Agreement with Goldman Sachs Capital            (8,380)
                                                 Markets, dated 9/11/03 to pay 0.55% per
                                                 year times the notional amount. The
                                                 Portfolio receives payment only upon a
                                                 default event by Cox
                                                 Communications, Inc., the notional amount
                                                 times the difference between the par
                                                 value and the then-market value Cox
                                                 Communications, Inc., 7.75% due 11/01/10.
             1,000,000 USD        9/20/08        Agreement with Goldman Sachs Capital            15,569
                                                 Markets, dated 9/11/03 to receive 0.88%
                                                 per year times the notional amount. The
                                                 Portfolio makes payment only upon a
                                                 default event by Comcast Cable
                                                 Communications, Inc., the notional amount
                                                 times the difference between the par
                                                 value and the then-market value of
                                                 Comcast Cable Communications, Inc., 6.75%
                                                 due 1/30/11.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                            NET UNREALIZED
                                 EXPIRATION                                                  APPRECIATION
            NOTIONAL AMOUNT         DATE                        DESCRIPTION                 (DEPRECIATION)
         -------------------------------------------------------------------------------------------------
              500,000 USD         12/20/13       Agreement with Goldman Sachs Capital          $  1,018
                                                 Markets, dated 12/05/03 to pay 0.46% per
                                                 year times the notional amount. The
                                                 Portfolio receives payment only upon a
                                                 default event by BellSouth Corp., the
                                                 notional amount times the difference
                                                 between the par value and the then-market
                                                 value of BellSouth Corp., 6.0% due
                                                 10/15/11.
              500,000 USD         12/20/13       Agreement with Goldman Sachs Capital             5,018
                                                 Markets, dated 12/5/03 to pay 0.49% per
                                                 year times the notional amount. The
                                                 Portfolio receives payment only upon a
                                                 default event by SBC
                                                 Communications, Inc., the notional amount
                                                 times the difference between the par
                                                 value and the then-market value of event
                                                 SBC Communications, Inc., 6.25% due
                                                 3/15/11.
              500,000 USD         12/20/13       Agreement with Goldman Sachs Capital             3,555
                                                 Markets, dated 12/5/03 to receive 1.05%
                                                 per year times the notional amount. The
                                                 Portfolio makes payment only upon a
                                                 default event by AT&T Wireless Services,
                                                 Inc, the notional amount times the
                                                 difference between the par value and the
                                                 then-market value of AT&T Wireless Corp.,
                                                 8.125% due 5/1/12.
              500,000 USD         12/20/13       Agreement with Goldman Sachs Capital             4,366
                                                 Markets, dated 12/5/03 to receive 1.43%
                                                 per year times the notional amount. The
                                                 Portfolio makes payment only upon a
                                                 default event by Sprint Corp., the
                                                 notional amount times the difference
                                                 between the par value and the then-market
                                                 value Sprint Capital Corp., 8.375% due
                                                 3/15/12.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2003 resulting in security lending income. At December 31, 2003, the Portfolio had no securities on loan.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     At December 31, 2003, the Portfolio did not have any delayed delivery transactions.

(8)  CONCENTRATION OF RISK:

     The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(9)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility with Investors Bank and Trust Co., which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

     For the year ended December 31, 2003, the expense related to the commitment fee was $1,558 for the Portfolio.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility with Bank of New York, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

     For the year ended December 31, 2003, the expense related to the commitment fee was $378 for the Portfolio.

     During the year ended December 31, 2003, the Portfolio had no borrowings under the credit facilities.

                          REPORT OF INDEPENDENT AUDITORS

     To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of Standish Mellon High Yield Bond Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master Portfolio: Standish Mellon High Yield Bond Portfolio (formerly, Standish High Yield Bond Portfolio) (the "Portfolio"), at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     February 20, 2004

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28               None
c/o Decision                                    11/3/1986             Board and Chief
Resources, Inc.                                                       Executive Officer,
260 Charles Street                                                    Decision Resources,
Waltham, MA 02453                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, Mertens             28               None
P.O. Box 233                                    11/3/1986             House, Inc. Trustee
New London, NH 03257                                                  and Chairman of the
4/11/35                                                               Board, Visiting
                                                                      Nurse Alliance of
                                                                      Vermont & New
                                                                      Hampshire.

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann               Secretary       Secretary since 2003  Senior Vice                  28               None
c/o Standish Mellon Asset                                             President and Head
Management,                                                           of Operations,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management,
2/20/61                                                               formerly First Vice
                                                                      President, Mellon
                                                                      Institutional Asset
                                                                      Management and
                                                                      Mellon Global
                                                                      Investments

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management; formerly
7/14/65                                                               Assistant Vice
                                                                      President and Mutual
                                                                      Funds Controller,
                                                                      Standish Mellon
                                                                      Asset Management

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

Cara E. Hultgren,             Assistant Vice    Since 2001            Assistant Manager,           28               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      1999; Shareholder
Boston, MA 02108                                                      Representative,
1/19/71                                                               Standish Mellon
                                                                      Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll free 1-800-221-4795, (ii) on the fund's website at http://www.melloninstituionalfunds.com, and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

                                 Standish Mellon
                                   Short-Term
                               Asset Reserve Fund


                          Financial Statements for the
                                   Year Ended
                                December 31, 2003


[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds


February 28, 2004


Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2003.

In 2003 we experienced a return to risk-taking in the financial markets. It's worth recalling that for most of 2002, market sentiment was notably bearish, characterized by a flight to quality. Indeed, the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, during 2003, the greatest gains were made by the stock market and the lowest-rated corporate debt. The S&P 500 gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 45%. International stocks also have enjoyed a healthy rebound, advancing 17%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 2%, after providing a total return of 12% in 2002, as measured by the Lehman Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Sluggish spots to date include inventory investment, state and local spending, net exports and employment, although some of these sectors show signs of much-awaited improvement.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. At its most recent meeting, the Fed edged closer to a less accommodative stance in dropping the "considerable period" language. Instead, the Fed said it "can be patient" in not raising rates until signs of inflation become evident. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.


                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 o Boston, MA 02205-1407
                  (800) 221-4795 Toll Free o (617) 350-0042 Fax

                         A Mellon Financial Company. (SM)

Looking ahead, it is clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard


                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 o Boston, MA 02205-1407
                  (800) 221-4795 Toll Free o (617) 350-0042 Fax

                        A Mellon Financial Company. (SM)

                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                       Management Discussion and Analysis
                                  December 2003

The year 2003 can be broken into two distinctly different environments for the financial markets. The first half of the year was characterized by the war in Iraq and a generally weak economy. The second half saw a renewed optimism in the economy and was highlighted by a moderate rise in interest rates and a strong equity market. The fixed income market had mixed results during the year, strong during the first half, weaker during the second. In this mixed environment Standish Mellon's disciplined approach to investing provided excellent relative returns. The Standish Mellon Short-Term Asset Reserve Fund returned 1.48% for the year, surpassing the iMoneyNet All Taxable Fund which returned 0.53%. On an absolute basis, both the return of the Fund and its benchmark are low due to the historically low levels of short-term interest rates.

The year started on a cautious note. Early in the first quarter, the war in Iraq seemed more likely every day and it appeared that the entire economy was waiting on some resolution to this uncertainty. Consumer spending continued to be strong, but there were few other bright spots. As the war commenced and was successfully resolved, some of the uncertainty was eliminated and the stock market improved. However, through April and May, the lack of any bounce in the economy led people to speculate that a declining economic, deflationary environment was possible and that drastic measures might need to be taken to spark the economy. During this time, interest rates declined to historically low levels. It was speculated that the Federal Reserve might drop its overnight funds target to well below 1% and even buy long-term Treasury securities to reduce long-term interest rates. In June, the rates on two-year Treasury notes reached a historical low of 1.08%, down nearly 50 basis points from the beginning of the year. Longer-term interest rates declined even more dramatically.

The Fed did eventually lower its overnight target rate to 1.00% in late June. Although this action moved short-term rates to their lowest level yet, the move was not as dramatic as originally expected. At the same time, economic news began to indicate stronger growth, particularly in the capital goods sector. This news led to a rapid increase in long-term interest rates during the summer. While very-short term rates were held stable by the 1.00% overnight Fed Funds target, longer-term rates began to anticipate an eventual tightening by the Federal Reserve. The yield of the two-year note rose to over 2.10% by early September. Since that time, the economy has continued to strengthen and the stock market has risen in step. The bond market has also improved somewhat as the inflationary pressures have not yet reappeared and the Fed has expressed reluctance to raising rates. Ironically, the two-year Treasury note ended the year at roughly 1.60%, the same level as it began the year.

In this back and forth interest rate environment, the spread sectors in the fixed-income market continued to outperform. The deleveraging of corporations from the prior few years and the gradually improving economy helped narrow credit spreads to levels not seen since 1997. This spread narrowing was particularly noteworthy in lesser quality names such as those rated BBB and below.

The performance of the Fund was helped during the year by its use of high quality spread paper and its ability to extend beyond the technical limits of money-market funds. High quality spread paper, such as corporate notes and asset-backed securities, will continue to represent a major portion of the Fund in the coming year.

By strategy, the duration of the Fund is relatively long compared to its benchmark. This longer duration combined with a steep yield curve did enable the fund to benefit from higher long-term yields.

We would also like to note that as of March 31, 2003, portfolio management of STAR changed from David Hertan to Laurie Carroll and Johnson Moore. As you may recall, as of July 1, Standish Mellon in Boston combined with two affiliates within Mellon: Mellon Bond Associates and Certus Asset Advisors. STAR had been managed by Mr. Hertan from the Boston office. In conjunction with the combination, all short term asset management was relocated in the Pittsburgh office, under Ms. Carroll and Mr. Moore.

We remain committed to our disciplined approach with high quality fundamental research to generate the strong relative returns we have achieved in the past. We appreciate the continued support of our shareholders.


Sincerely,

/s/ Laurie A. Carroll           /s/ Johnson S. Moore

Laurie A. Carroll               Johnson S. Moore

--------------------------------------------------------------------------------


                   Mellon Institutional Funds Investment Trust
              Standish Mellon Short-Term Asset Reserve (STAR) Fund

             Comparison of Change in Value of $100,000 Investment in
              Standish Mellon STAR Fund and iMoneyNet Fund Average

[The following data was represented as a line chart in the printed material].

          Standish Mellon     iMoney Net
          STAR Fund           Fund Average

1989      100,000             100,000
          100,560             100,710
          101,009             101,365
          101,575             102,135
          102,728             102,901
          103,757             103,704
          105,161             104,461
          106,391             105,223
          106,278             105,970
          106,956             106,691
          108,206             107,438
          108,913             108,147
          109,501             108,871
1990      109,761             109,590
          110,428             110,237
          110,970             110,953
          111,337             111,652
          112,731             112,378
          113,817             113,086
          114,949             113,821
          115,465             114,549
          116,300             115,248
          116,937             115,974
          118,165             116,670
          119,335             117,382
1991      120,206             118,074
          120,963             118,653
          121,844             119,270
          122,886             119,842
          123,546             120,406
          124,239             120,947
          125,292             121,504
          126,537             122,063
          127,503             122,588
          128,682             123,115
          129,663             123,595
          130,565             124,077
1992      130,399             124,511
          131,009             124,885
          131,662             125,284
          132,429             125,660
          133,401             126,012
          134,413             126,365
          134,473             126,719
          135,204             127,048
          136,021             127,353
          135,327             127,659
          135,244             127,952
          136,240             128,259
1993      137,415             128,567
          138,294             128,837
          138,831             129,133
          139,604             129,418
          139,687             129,702
          140,364             129,988
          140,805             130,274
          141,601             130,560
          142,054             130,847
          142,478             131,148
          142,710             131,437
          143,169             131,739
1994      143,964             132,042
          143,724             132,319
          143,251             132,637
          143,012             132,969
          143,092             133,354
          143,337             133,754
          144,276             134,182
          144,892             134,612
          145,206             135,069
          145,671             135,569
          145,802             136,084
          146,413             136,642
1995      147,434             137,243
          148,614             137,820
          149,439             138,468
          150,389             139,105
          151,765             139,758
          152,612             140,387
          153,377             141,047
          154,147             141,682
          154,978             142,291
          155,978             142,917
          156,901             143,532
          157,907             144,163
1996      159,007             144,783
          159,186             145,333
          159,620             145,915
          160,210             146,484
          160,810             147,011
          161,712             147,584
          162,403             148,190
          163,107             148,797
          164,148             149,392
          165,370             150,005
          166,243             150,605
          166,779             151,222
1997      167,583             151,842
          168,015             152,404
          168,416             153,029
          169,462             153,656
          170,552             154,302
          171,452             154,934
          172,559             155,601
          173,241             156,270
          174,352             156,910
          175,312             157,585
          175,826             158,247
          176,678             158,927
1998      177,954             159,611
          178,451             160,233
          179,379             160,922
          180,149             161,582
          181,018             162,261
          181,880             162,926
          182,756             163,627
          184,161             164,330
          185,172             165,004
          185,806             165,664
          185,905             166,293
          186,840             166,942
1999      187,936             167,576
          188,058             168,129
          189,309             168,751
          190,143             169,359
          190,527             169,969
          191,110             170,564
          191,676             171,212
          192,170             171,879
          193,069             172,550
          193,891             173,240
          194,704             173,933
          195,457             174,681
2000      196,228             175,432
          197,602             176,151
          198,569             176,944
          199,453             177,740
          200,362             178,593
          201,902             179,451
          203,016             180,366
          204,266             181,286
          205,634             182,174
          205,420             183,103
          207,526             184,000
          208,992             184,939
2001      211,567             185,826
          212,710             186,570
          214,072             187,335
          212,830             188,028
          213,987             188,667
          214,658             189,233
          216,567             189,782
          217,853             190,313
          219,907             190,751
          221,242             191,151
          221,523             191,476
          221,827             191,744
2002      222,168             191,994
          222,350             192,205
          221,668             192,436
          222,983             192,666
          223,608             192,878
          224,519             193,071
          225,441             193,284
          226,219             193,496
          227,324             193,690
          227,627             193,883
          227,901             194,058
          228,801             194,213
2003      229,105             194,349
          229,612             194,466
          229,990             194,582
          230,338             194,699
          230,799             194,835
          231,122             194,952
          230,475             194,855
          230,544             194,933
          231,558             195,011
          231,280             195,089
          231,442             195,167
          232,206             195,245


                          -----------------------------
                           Average Annual Total Return
                          (for period ended 12/31/2003)
                          -----------------------------

                                                               Since
                                                             Inception
           1 Year      3 Year      5 Year      10 Year      01/03/1989
           ------      ------      ------      -------      ----------
            1.48%       3.57%       4.44%       4.95%          5.78%

                          -----------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Short-Term Asset Reserve
    Portfolio ("Portfolio"), at value (Note 1A)                       $141,855,980
  Receivable for Fund shares sold                                           41,200
  Prepaid expenses                                                          10,007
                                                                      ------------
    Total assets                                                       141,907,187
LIABILITIES
  Payable for Fund shares redeemed                           $   131
  Distributions payable                                       51,288
  Accrued accounting, custody and transfer agent fees          3,767
  Accrued trustees' fees and expenses (Note 2)                   500
  Accrued expenses and other liabilities                      14,907
                                                             -------
    Total liabilities                                                       70,593
                                                                      ------------
NET ASSETS                                                            $141,836,594
                                                                      ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $144,080,754
  Accumulated net realized loss                                         (2,449,299)
  Distributions in excess of net investment income                         (33,067)
  Net unrealized appreciation                                              238,206
                                                                      ------------
TOTAL NET ASSETS                                                      $141,836,594
                                                                      ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                7,280,850
                                                                      ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                     $      19.48
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                              $3,483,663
  Expenses allocated from Portfolio                                       (638,470)
                                                                        ----------
    Net investment income allocated from Portfolio                       2,845,193
EXPENSES
  Accounting, custody, and transfer agent fees               $  41,725
  Legal and audit services                                      29,036
  Registration fees                                             17,810
  Trustees' fees and expenses (Note 2)                           2,000
  Insurance expense                                              1,435
  Miscellaneous                                                 12,167
                                                             ---------
    Total expenses                                             104,173

Deduct:
  Reimbursement of Fund operating expenses (Note 2)           (101,180)
                                                             ---------
      Net expenses                                                           2,993
                                                                        ----------
        Net investment income                                            2,842,200
                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                           345,564
    Financial futures contracts                                163,705
                                                             ---------
      Net realized gain                                                    509,269
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                     (654,182)
    Financial futures contracts                               (100,342)
                                                             ---------
      Change in net unrealized appreciation (depreciation)                (754,524)
                                                                        ----------
    Net realized and unrealized loss on investments                       (245,255)
                                                                        ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                              $2,596,945
                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31, 2003  DECEMBER 31, 2002
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $   2,842,200      $   4,382,028
  Net realized gain                                                   509,269            729,932
  Change in net unrealized appreciation (depreciation)               (754,524)          (433,362)
                                                                -------------      -------------
  Net increase in net assets from investment operations             2,596,945          4,678,598
                                                                -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                       (3,213,940)        (4,545,684)
                                                                -------------      -------------
  Total distributions to shareholders                              (3,213,940)        (4,545,684)
                                                                -------------      -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                153,359,955        147,542,518
  Value of shares issued to shareholders in payment of
    distributions declared                                          2,836,562          3,926,750
  Cost of shares redeemed                                        (160,362,595)      (138,921,633)
                                                                -------------      -------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                   (4,166,078)        12,547,635
                                                                -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (4,783,073)        12,680,549
NET ASSETS
  At beginning of year                                            146,619,667        133,939,118
                                                                -------------      -------------
  At end of year (including distributions in excess of net
    investment income of $33,067 and undistributed net
    investment income of $101,604, respectively)                $ 141,836,594      $ 146,619,667
                                                                =============      =============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2003      2002    2001(A)     2000      1999
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF YEAR                       $  19.55  $  19.55  $  19.36  $  19.23  $  19.44
                                                         --------  --------  --------  --------  --------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                  0.31      0.58      0.95      1.15      1.08
  Net realized and unrealized gain (loss) on
    investments                                             (0.04)     0.03      0.21      0.13     (0.21)
                                                         --------  --------  --------  --------  --------
Total from investment operations                             0.27      0.61      1.16      1.28      0.87
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                (0.34)    (0.61)    (0.97)    (1.15)    (1.08)
                                                         --------  --------  --------  --------  --------
Total distributions to shareholders                         (0.34)    (0.61)    (0.97)    (1.15)    (1.08)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR                             $  19.48  $  19.55  $  19.55  $  19.36  $  19.23
                                                         ========  ========  ========  ========  ========
TOTAL RETURN+                                                1.48%     3.14%     6.14%     6.94%     4.61%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                    0.36%     0.36%     0.36%     0.36%     0.35%
  Net Investment Income (to average daily net assets)*       1.60%     2.99%     4.89%     6.07%     5.60%
  Net Assets, End of Year (000's omitted)                $141,837  $146,620  $133,939  $183,858  $301,965

-----------------

* For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                       $   0.30  $   0.56  $   0.94  $   1.15       N/A
Ratios (to average daily net assets):
  Expenses                                                   0.43%     0.46%     0.41%     0.38%      N/A
  Net investment income                                      1.53%     2.89%     4.84%     6.05%      N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve a high level of current income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     On June 21, 2003, by vote of the Trustees, the name of the Standish Short-Term Asset Reserve Fund was changed to Standish Mellon Short-Term Asset Reserve Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.36% of the Fund's average daily net assets for the year ended December 31, 2003. Pursuant to this agreement, for the year ended December 31, 2003, Standish Mellon voluntarily reimbursed the Fund for $101,180 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2003, aggregated $153,343,305 and $160,857,552, respectively.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                   YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31, 2003     DECEMBER 31, 2002
                                                             --------------------  --------------------
         Shares sold                                               7,856,671            7,582,039
         Shares issued to shareholders in payment of
           distributions declared                                    145,331              201,591
         Shares redeemed                                          (8,221,254)          (7,133,587)
                                                                  ----------           ----------
         Net increase (decrease)                                    (219,252)             650,043
                                                                  ==========           ==========

     At December 31, 2003, two shareholders held of record approximately 25% and 15% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                    AMOUNT
                                                                  -----------
         Undistributed ordinary income                            $   170,610
         Accumulated losses                                        (2,449,299)

     At December 31, 2003, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
           $277,757      12/31/2004
            381,998      12/31/2005
             80,787      12/31/2006
            848,377      12/31/2007
            816,280      12/31/2008

     The tax character of distributions paid during the fiscal year ended December 31, 2003, was as follows:

         Distributions paid from:
           Ordinary income                                         $3,213,940

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                          REPORT OF INDEPENDENT AUDITORS

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Short-Term Asset Reserve Fund:

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: Standish Mellon Short-Term Asset Reserve Fund (formerly, Standish Short-Term Asset Reserve Fund) (the "Fund"), at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     February 20, 2004

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                          EXPECTED
                                                          MATURITY                   PAR         VALUE
SECURITY                                         RATE    (UNAUDITED)   MATURITY     VALUE      (NOTE 1A)
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 94.8%
ASSET BACKED -- 38.3%
American Express Master Trust 2001-1 A(a)         1.253%  10/23/2004  09/15/2005  $  680,000  $    680,012
American Express Master Trust 2002-1 A(a)         1.233%  01/23/2005  12/15/2005   2,735,000     2,736,207
BMW Vehicle Owner Trust 2002-A A3                 3.800%  11/25/2004  05/25/2006   2,331,385     2,355,016
Capital Auto Receivables Asset Trust 2002-2 A3    3.820%  12/15/2004  07/15/2005   3,035,530     3,064,251
Capital One Master Trust 2002-3A A(a)             1.190%  04/21/2005  02/15/2008   3,980,000     3,965,124
Chase Credit Card Master Trust 2002-2 A(a)        1.213%  03/23/2005  07/16/2007   3,510,000     3,510,061
Chase Funding Mortgage Loan Asset Backed
  2003-3 2A2(a)                                   1.389%  10/30/2006  04/25/2033   1,900,000     1,902,343
Chase Manhattan Auto Owner Trust 2001-A A3        4.550%  04/15/2004  08/15/2005     369,287       371,000
Chase Manhattan Auto Owner Trust 2002-A A3        3.490%  09/15/2004  03/15/2006     447,578       451,364
Chase Manhattan Auto Owner Trust 2002-B A3        3.580%  12/15/2004  05/15/2006   1,269,315     1,282,166
Citibank Credit Card Issuance Trust 2002-A5
  A5(a)                                           1.210%  09/21/2005  09/17/2007   4,080,000     4,080,341
Daimler Chrysler Master Owner Trust 2002-A
  A(a)                                            1.223%  05/24/2005  05/15/2007   3,950,000     3,950,069
Discover Card Master Trust I 1995-1 A(a)          1.443%  08/29/2004  02/16/2007   3,000,000     3,003,092
Discover Card Master Trust I 2000-5 A(a)          1.343%  05/24/2005  11/15/2007     725,000       726,215
First USA Credit Card Master Trust 1997-2 A(a)    1.250%  05/23/2004  01/17/2007   2,440,000     2,439,993
Fleet Credit Card Master Trust II 2001-C A        3.860%  09/15/2004  03/15/2007   2,725,000     2,770,952
Ford Credit Auto Owner Trust 2002-A A3B(a)        1.283%  06/06/2004  01/15/2006   1,376,762     1,376,898
Gracechurch Card Funding PLC 4 A(a)               1.213%  06/21/2006  06/15/2008   2,000,000     2,000,312
Honda Auto Receivables Owner Trust 2002-1 A3      3.500%  09/15/2004  10/17/2005   1,781,515     1,795,949
MBNA Credit Card Master Trust 2001-A4 A(a)        1.293%  09/20/2004  02/15/2007   2,440,000     2,440,741
MBNA Master Credit Card Trust 1999-H A(a)         1.360%  04/20/2004  09/15/2006   1,500,000     1,500,493
Nissan Auto Receivable Owner Trust 2002-A A3      3.580%  08/15/2004  09/15/2005   2,027,816     2,042,451
Residential Asset Securities Corp. 1998-KS3
  AI6(a)                                          1.641%  03/08/2005  10/25/2029     564,972       566,788
Residential Asset Securities Corp. 2001-KS2
  AI3                                             5.751%  02/25/2004  03/25/2027     318,507       318,715
SLMA Student Loan Trust 2002-4 A2(a)              1.200%  12/13/2004  12/15/2009   2,222,533     2,222,871
The Money Store Home Equity Trust 1998-B AF6      6.315%  05/15/2004  07/15/2026     169,697       170,921
Toyota Auto Receivables Owner Trust 2001-C
  A3(a)                                           1.233%  03/07/2004  12/15/2005     133,424       133,422
Toyota Auto Receivables Owner Trust 2002-A
  A3(a)                                           1.180%  10/15/2004  01/16/2006     461,171       461,115
Toyota Auto Receivables Owner Trust 2003-B
  A3(a)                                           1.150%  10/29/2005  08/15/2007   2,000,000     1,999,691
                                                                                              ------------
Total Asset Backed (Cost $54,479,311)                                                           54,318,573
                                                                                              ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.9%
Mound Financing PLC 3A A1-1(a)                    1.310%  02/13/2006  02/08/2008   2,500,000     2,501,563
Permanent Financing PLC 1 3A(a)                   1.295%  12/14/2005  06/10/2007   1,490,000     1,490,745
                                                                                              ------------
Total Collateralized Mortgage Obligations (Cost $3,990,000)                                      3,992,308
                                                                                              ------------
CORPORATE -- 44.0%
BANKING -- 8.8%
CS First Boston (USA), Inc. Notes MTN(a)          1.420%  06/19/2006  06/19/2006   2,000,000     2,003,306
First Union Corp.(a)                              1.520%              03/31/2005   1,550,000     1,555,937
National City Bank(a)                             1.210%              01/03/2005   2,000,000     2,000,578
National City Bank of Indiana(a)                  1.248%              09/16/2005     440,000       440,300
US Bancorp Notes MTN                              2.625%              03/15/2006     500,000       504,631
US Bank NA Senior Notes(a)                        1.340%              06/14/2005     570,000       571,553
Wachovia Corp. Senior Notes(a)                    1.526%              08/19/2004   1,680,000     1,684,506

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                          EXPECTED
                                                          MATURITY                   PAR         VALUE
SECURITY                                         RATE    (UNAUDITED)   MATURITY     VALUE      (NOTE 1A)
----------------------------------------------------------------------------------------------------------
BANKING (CONTINUED)
Wells Fargo Financial Senior Notes(a)             1.240%              09/12/2005  $2,700,000  $  2,703,718
Zions Bancorp Senior Notes                        2.700%              05/01/2006   1,000,000     1,004,887
                                                                                              ------------
                                                                                                12,469,416
                                                                                              ------------
CONSUMER CYCLICAL -- 2.1%
Diageo Capital PLC                                6.125%              08/15/2005   2,000,000     2,128,538
Diageo PLC                                        7.125%              09/15/2004     830,000       862,685
                                                                                              ------------
                                                                                                 2,991,223
                                                                                              ------------
CONSUMER NONCYCLICAL -- 2.9%
Coca-Cola Enterprises                             2.500%  08/01/2004  09/15/2006   1,559,000     1,554,764
Coca-Cola Enterprises                             6.625%              08/01/2004     565,000       580,952
General Mills, Inc.                               2.625%              10/24/2006   2,000,000     1,989,026
                                                                                              ------------
                                                                                                 4,124,742
                                                                                              ------------
FINANCIAL -- 28.6%
Allstate Corp. Senior Notes                       7.875%              05/01/2005   1,500,000     1,618,232
Associates Corp. NA Senior Notes                  6.200%              05/16/2005   2,350,000     2,496,891
Associates Corp. Senior Notes                     6.000%              07/15/2005   2,700,000     2,875,551
Bear Stearns Co., Inc. MTN(a)                     1.350%              09/15/2006   2,000,000     1,998,586
CIT Group, Inc. Senior Notes(a)                   1.540%              09/22/2006   1,550,000     1,556,118
Caterpillar Financial Service Corp.               6.875%              08/01/2004     820,000       845,691
Caterpillar Financial Service Corp.(a)            1.420%              11/04/2004   3,110,000     3,114,995
Citigroup Global Markets, Inc. MTN(a)             1.320%              06/06/2006   2,000,000     2,003,752
Credit Agricole Indosuez(a)                       1.038%              02/28/2005   2,000,000     1,984,000
General Electric Capital Corp.                    7.500%              05/15/2005   3,000,000     3,233,181
General Electric Capital Corp. MTN(a)             1.185%              12/15/2004     900,000       900,770
General Electric Capital Corp. MTN(a)             1.295%  12/15/2004  03/15/2005     625,000       626,088
Goldman Sachs Group, Inc.                         7.625%              08/17/2005   2,420,000     2,644,954
John Deere Capital Corp. MTN(a)                   1.340%              07/11/2005   2,000,000     2,000,922
Merrill Lynch & Co. Notes MTN(a)                  1.290%              04/28/2005   2,700,000     2,704,136
Morgan Stanley                                    6.100%              04/15/2006   1,400,000     1,514,968
Morgan Stanley Dean Witter                        7.750%              06/15/2005   2,000,000     2,170,810
Morgan Stanley Dean Witter Senior Notes(a)        1.540%              01/31/2006     620,000       623,977
SLM Corp. Notes MTN(a)                            1.310%              01/13/2006     700,000       701,904
SLM Corp. Notes MTN(a)                            1.310%  01/13/2006  01/25/2006   2,500,000     2,506,243
Textron Financial Corp. MTN                       2.690%              10/03/2006     500,000       496,633
Washington Mutual, Inc.(a)                        1.433%              11/03/2005   2,000,000     2,001,230
                                                                                              ------------
                                                                                                40,619,632
                                                                                              ------------
PUBLIC UTILITY -- 1.6%
Alabama Power Co. Senior Notes                    4.875%              09/01/2004     560,000       572,954
Carolina Power & Light                            5.875%              01/15/2004   1,750,000     1,752,044
                                                                                              ------------
                                                                                                 2,324,998
                                                                                              ------------
Total Corporate (Cost $62,155,156)                                                              62,530,011
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                          EXPECTED
                                                          MATURITY                   PAR         VALUE
SECURITY                                         RATE    (UNAUDITED)   MATURITY     VALUE      (NOTE 1A)
----------------------------------------------------------------------------------------------------------
YANKEE BONDS -- 3.5%
HBOS Treasury Services PLC MTN(a)                 1.220%              03/14/2005  $2,000,000  $  2,000,800
Nationwide Building Society 144A Senior
  Notes(a)                                        1.235%              07/21/2006   2,000,000     1,999,822
Quebec Province MTN(a)                            1.223%              07/02/2004   1,000,000       999,963
                                                                                              ------------
Total Yankee Bonds (Cost $5,000,269)                                                             5,000,585
                                                                                              ------------
U.S. GOVERNMENT AGENCY -- 3.1%
PASS THRU SECURITIES -- 3.1%
FHLB                                              2.250%              05/15/2006   2,000,000     2,000,450
FNMA+                                             2.125%              04/15/2006   2,250,000     2,249,111
FNMA Discount Note=/=                             1.014%              04/02/2004     200,000       199,489
                                                                                              ------------
                                                                                                 4,449,050
                                                                                              ------------
Total U.S. Government Agency (Cost $4,472,302)                                                   4,449,050
                                                                                              ------------
U.S. TREASURY OBLIGATIONS -- 3.0%
TREASURY NOTES -- 3.0%
U.S. Treasury Note=/=                             1.625%  04/30/2004  04/30/2005   3,645,000     3,655,964
U.S. Treasury Note=/=                             3.375%              04/30/2004     500,000       503,946
                                                                                              ------------
                                                                                                 4,159,910
                                                                                              ------------
Total U.S. Treasury Obligations (Cost $4,157,872)                                                4,159,910
                                                                                              ------------
TOTAL BONDS AND NOTES (COST $134,254,910)                                                      134,450,437
                                                                                              ------------
SHORT-TERM INVESTMENTS -- 4.8%
COMMERCIAL PAPER -- 4.8%
Market Street Funding Corp.=/=                    0.990%              01/02/2004   6,883,000     6,882,811
                                                                                              ------------
REPURCHASE AGREEMENTS -- 0.0%
Tri-party repurchase agreement dated 12/31/03 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 01/02/04,
with a maturity value of $664 and an effective yield of 0.20%, collateralized by a U.S. Government Obligation with a rate of 5.18%,
a maturity date of 02/15/26 and an aggregate market value of $678.                                     664
TOTAL SHORT-TERM INVESTMENTS (COST $6,883,475)                                                   6,883,475
                                                                                              ------------

TOTAL INVESTMENTS -- 99.6% (COST
 $141,138,385)                            $ 141,333,912
OTHER ASSETS, LESS LIABILITIES -- 0.4%          522,576
                                          -------------
NET ASSETS -- 100.0%                      $ 141,856,488
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
MTN - Medium Term Notes
SLMA - Student Loan Marketing Association

(a)  Variable Rate Security; rate indicated is as of 12/31/03.
+    Denotes all or part of security segregated as collateral (Note 5).
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $141,138,385)                                                     $141,333,912
  Cash                                                                         604
  Interest receivable                                                      570,038
  Prepaid expenses                                                           3,362
                                                                      ------------
    Total assets                                                       141,907,916
LIABILITIES
  Accrued accounting and custody fees                        $13,941
  Accrued trustees' fees and expenses (Note 2)                 6,149
  Accrued expenses and other liabilities                      31,338
                                                              ------
    Total liabilities                                                       51,428
                                                                      ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)            $141,856,488
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $22,920 (Note 6))                                                   $3,483,674
EXPENSES
  Investment advisory fee (Note 2)                           $ 445,824
  Accounting and custody fees                                  138,386
  Legal and audit services                                      33,535
  Trustees' fees and expenses (Note 2)                          24,605
  Insurance expense                                             13,023
  Amortization of organizational expenses (Note 1E)                 10
                                                             ---------
    Total expenses                                             655,383

Deduct:
  Waiver of investment advisory fee (Note 2)                   (16,912)
                                                             ---------
      Net expenses                                                         638,471
                                                                        ----------
        Net investment income                                            2,845,203
                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                           345,564
    Financial futures contracts                                163,706
                                                             ---------
      Net realized gain                                                    509,270
  Change in unrealized appreciation (depreciation)
    Investment securities                                     (654,184)
    Financial futures contracts                               (100,342)
                                                             ---------
      Change in net unrealized appreciation (depreciation)                (754,526)
                                                                        ----------
    Net realized and unrealized loss                                      (245,256)
                                                                        ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                              $2,599,947
                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31, 2003  DECEMBER 31, 2002
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $  2,845,203       $  4,382,044
  Net realized gain                                                  509,270            729,933
  Change in net unrealized appreciation (depreciation)              (754,526)          (433,364)
                                                                ------------       ------------
  Net increase in net assets from investment operations            2,599,947          4,678,613
                                                                ------------       ------------

CAPITAL TRANSACTIONS
  Contributions                                                  153,343,305        147,731,049
  Withdrawals                                                   (160,857,552)      (139,693,946)
                                                                ------------       ------------
  Net increase (decrease) in net assets from capital
    transactions                                                  (7,514,247)         8,037,103
                                                                ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (4,914,300)        12,715,716
NET ASSETS
  At beginning of year                                           146,770,788        134,055,072
                                                                ------------       ------------
  At end of year                                                $141,856,488       $146,770,788
                                                                ============       ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2003      2002    2001(A)     2000      1999
                                                         --------  --------  --------  --------  --------
TOTAL RETURN+                                                1.48%     3.14%     6.15%     6.96%     4.64%
RATIOS:
  Expenses (to average daily net assets)*                    0.36%     0.36%     0.35%     0.34%     0.32%
  Net Investment Income (to average daily net assets)*       1.60%     2.99%     4.89%     6.07%     5.62%
  Portfolio Turnover                                          113%      160%      174%       70%       86%
  Net Assets, End of Year (000's omitted)                $141,856  $146,771  $134,055  $180,548  $302,244

-----------------

* For the period indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                                   0.37%     0.38%      N/A       N/A       N/A
  Net investment income                                      1.59%     2.97%      N/A       N/A       N/A

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and begun amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase the ratio of the net investment income to average net assets by less than 0.01%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+ Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     At December 31, 2003 there was one fund, Standish Mellon Short-Term Asset Reserve Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2003 was approximately 100%.

     The objective of the Portfolio is to achieve a high level of current income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies.

     On June 21, 2003, by vote of the Trustees, the name of the Standish Short-Term Asset Reserve Portfolio was changed to Standish Mellon Short-Term Asset Reserve Portfolio. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

     It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

     D. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. DEFERRED ORGANIZATIONAL EXPENSES

     Costs incurred by the Portfolio in connection with its organization and initial registration were amortized on a straight-line basis over the five year period since the Portfolio's inception on January 2, 1998.

     F. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

     The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.36% of the Portfolio's average daily net assets for the year ended December 31, 2003. Pursuant to this agreement, for the year ended December 31, 2003, Standish Mellon voluntarily did not impose $16,912 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2003 were as follows:

                                                                        PURCHASES       SALES
                                                                       ------------  ------------
         U.S. Government Securities                                    $ 91,568,137  $113,005,543
                                                                       ============  ============
         Investments (non-U.S.Government Securities)                   $618,183,200  $ 63,067,000
                                                                       ============  ============

(4)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                            $141,138,385
                                                                   ============
         Gross unrealized appreciation                                  459,919
         Gross unrealized depreciation                                 (221,713)
                                                                   ------------
         Net unrealized appreciation                               $    238,206
                                                                   ============

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Portfolio entered into no such transactions during the year ended December 31, 2003.

     INTEREST RATE FLOORS

     Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

     At December 31, 2003, the Portfolio did not hold any open interest rate floor agreements.

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At December 31, 2003, the Portfolio held the following financials futures contracts:

                                                                         UNDERLYING FACE
         CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED GAIN
         -----------------------------------------------------------------------------------------------
         Euro Bond (60 Contracts)               Long      3/15/2004       $14,816,250        $ 1,450
         Euro Bond (62 Contracts)               Long      6/14/2004        15,278,350         16,190
         Euro Bond (63 Contracts)               Long      9/13/2004        15,473,587         26,460
                                                                                             -------
                                                                                             $44,100
                                                                                             =======

      At December 31, 2003, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
               STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2003 resulting in security lending income. At December 31, 2003, the Portfolio had no securities on loan.

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of the decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     At December 31, 2003, the Portfolio did not have any delayed delivery transactions.

                          REPORT OF INDEPENDENT AUDITORS

     To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of Standish Mellon Short-Term Asset Reserve Portfolio:

     In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master Portfolio: Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio"), at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     February 20, 2004

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28               None
c/o Decision                                    11/3/1986             Board and Chief
Resources, Inc.                                                       Executive Officer,
260 Charles Street                                                    Decision Resources,
Waltham, MA 02453                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, Mertens             28               None
P.O. Box 233                                    11/3/1986             House, Inc. Trustee
New London, NH 03257                                                  and Chairman of the
4/11/35                                                               Board, Visiting
                                                                      Nurse Alliance of
                                                                      Vermont & New
                                                                      Hampshire.

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann               Secretary       Secretary since 2003  Senior Vice                  28               None
c/o Standish Mellon Asset                                             President and Head
Management,                                                           of Operations,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management,
2/20/61                                                               formerly First Vice
                                                                      President, Mellon
                                                                      Institutional Asset
                                                                      Management and
                                                                      Mellon Global
                                                                      Investments

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management; formerly
7/14/65                                                               Assistant Vice
                                                                      President and Mutual
                                                                      Funds Controller,
                                                                      Standish Mellon
                                                                      Asset Management

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

Cara E. Hultgren,             Assistant Vice    Since 2001            Assistant Manager,           28               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      1999; Shareholder
Boston, MA 02108                                                      Representative,
1/19/71                                                               Standish Mellon
                                                                      Asset Management

Scott Simonds,                  Assistant       Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset     VicePresident                           Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll free 1-800-221-4795, (ii) on the fund's website at http://www.melloninstitutionalfunds.com, and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

                                 Standish Mellon
                                Fixed Income Fund


                          Financial Statements for the
                                   Year Ended
                                December 31, 2003


[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds


February 28, 2004


Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2003.

In 2003 we experienced a return to risk-taking in the financial markets. It's worth recalling that for most of 2002, market sentiment was notably bearish, characterized by a flight to quality. Indeed, the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, during 2003, the greatest gains were made by the stock market and the lowest-rated corporate debt. The S&P 500 gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 45%. International stocks also have enjoyed a healthy rebound, advancing 17%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 2%, after providing a total return of 12% in 2002, as measured by the Lehman Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Sluggish spots to date include inventory investment, state and local spending, net exports and employment, although some of these sectors show signs of much-awaited improvement.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. At its most recent meeting, the Fed edged closer to a less accommodative stance in dropping the "considerable period" language. Instead, the Fed said it "can be patient" in not raising rates until signs of inflation become evident. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.


                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 o Boston, MA 02205-1407
                  (800) 221-4795 Toll Free o (617) 350-0042 Fax

                        A Mellon Financial Company. (SM)

Looking ahead, it is clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

Patrick J. Sheppard


                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 o Boston, MA 02205-1407
                  (800) 221-4795 Toll Free o (617) 350-0042 Fax

                         A Mellon Financial Company. (SM)

                        STANDISH MELLON FIXED INCOME FUND

                       Management Discussion and Analysis
                                  December 2003

The market environment improved dramatically over the course of the year. As we began 2003, the war with Iraq, weak job growth and deflation concerns posed considerable risks to economic growth. However, second half GDP was boosted by prompt military action, tax cuts and another mortgage refinancing boom. By mid-year, a pick up in growth pushed interest rates higher. However, the Federal Reserve has tempered the upward pressure on bond yields by emphasizing their focus on inflation over growth. With core inflation dipping to 1.1% year-over-year, and job growth still sluggish, the Fed has little reason to raise interest rates in the near term.

Over the past year, investment grade and high yield corporate bonds solidly outperformed other fixed income sectors. As the previous year's negative events faded from the headlines and corporate profits surged, credit spreads narrowed significantly. The relative performance of other sectors, especially mortgages and agencies, paled in comparison to corporate bonds. The mortgage market suffered amid sharp interest rate moves which resulted in significant hedging costs and diminished returns. The agency sector also suffered as Freddie Mac's accounting issues surfaced and regulatory oversight came under harsh scrutiny.

The Fund's outperformance in 2003 was largely driven by the overweight in high yield and increased allocation to investment grade corporate bonds. Our underweight to agencies positively contributed to returns. A sizable reduction to the mortgage position around mid-year was well-timed as we avoided July's massive underperformance when interest rates backed up and durations extended sharply. Mortgage security selection was particularly positive in the beginning of the year as we favored lower coupon issues that benefited from very strong demand by banks.

Looking ahead, the prospects for economic growth in 2004 appear quite good. Solid corporate profits should spur business spending and a weaker dollar should support higher export activity. Inventory rebuilding should also boost GDP in the first half. With strong productivity and lots of excess capacity, a low inflation environment should persist. In this environment, the Fed will likely hold interest rates unchanged for most of the year. The key investment themes are building the Fund's yield advantage and a bulleted intermediate curve position. Among the various spread sectors, we favor corporate bonds as we find the fundamental improvement of credit quality remains solidly in place. Given a steep yield curve, we are more heavily weighted toward intermediate bonds in the 2 to 5 year area. The Fund's overweight position in commercial mortgage and asset backed securities emphasizes our intermediate bias. The less-thanbenchmark weighting in mortgages also fits well with our yield curve strategy as amortizing assets are less attractive than bullet securities. Finally, the Fund has a meaningful allocation to international bonds. As the recovery takes hold in the U.S., we expect European growth prospects will lag, especially with the strength of the euro. As a result, we look for the yield relationship between U.S. Treasuries and European bonds will shift in favor of the latter.

As always, we look forward to serving you in the coming year.


/s/ Catherine A. Powers

Catherine A. Powers

--------------------------------------------------------------------------------


                   Mellon Institutional Funds Investment Trust
                        Standish Mellon Fixed Income Fund

  Comparison of Change in Value of $100,000 Investment in Standish Mellon Fixed
                     Income Fund and Lehman Aggregate Index

[The following data was represented as a line chart in the printed material].

          Standish Mellon
          Fixed Income        Lehman Aggregate
          Fund                Index

          100000              100000
           98550               97258
           97650               96878
           98800               98211
           98800               98135
           98648               97610
           96564               95532
           98597               98935
           99530               99727
          100568              101086
1988      104222              104639
          105758              105881
          104963              104888
          104639              104321
          104098              103620
          106208              106121
          105931              105565
          105986              105841
          108310              108237
          110120              110275
          108988              108936
          109158              109059
1989      110722              110628
          110143              109817
          110491              110298
          112449              112610
          115416              115569
          118858              119088
          121225              121620
          119525              119818
          120193              120431
          122926              123400
          123858              124576
          124169              124910
1990      122898              123426
          123215              123822
          123533              123914
          122753              122779
          126133              126414
          128082              128443
          130407              130219
          128746              128481
          129211              129544
          130570              131189
          133423              134013
          135597              136101
1991      137746              137783
          139479              138960
          139895              139916
          141801              141431
          142789              142258
          142295              142186
          144519              144158
          147603              147277
          151117              150262
          153166              151935
          154410              153328
          159558              157881
1992      157122              155733
          158872              156746
          158047              155862
          158900              156988
          162775              159950
          165876              162152
          168639              165460
          170534              167136
          171561              169117
          168022              166875
          167780              166913
          170546              169567
1993      174696              172819
          179094              175844
          180588              176576
          182193              177806
          182700              178032
          186754              181259
          188988              182284
          193197              185479
          193111              185989
          195208              186684
          193461              185095
          195488              186099
1994      198708              188611
          193832              185335
          187668              180765
          185420              179322
          184858              179297
          184132              178901
          187467              182454
          187753              182681
          185371              179992
          185274              179832
          184887              179432
          185951              180671
1995      189098              184247
          193228              188627
          194113              189784
          197408              192436
          204797              199882
          205596              201348
          206001              200898
          208636              203323
          210662              205301
          213952              207971
          217242              211087
          220429              214050
1996      222326              215471
          218533              211726
          216952              210254
          216204              209072
          215776              208647
          218770              211449
          219638              212028
          219746              211672
          224413              215361
          229478              220132
          233993              223902
          232499              221820
1997      233744              222500
          234990              223053
          232132              220581
          235235              223883
          237763              226000
          240866              228682
          247278              234849
          245179              232846
          249141              236280
          251270              239707
          252216              240811
          254689              243236
1998      257505              246358
          257261              246173
          258978              247020
          260345              248310
          262581              250664
          264412              252791
          264791              253327
          264159              257451
          268471              263478
          262448              262088
          267702              263572
          268060              264365
1999      270590              266253
          266063              261604
          268869              263056
          271032              263890
          268869              261577
          267303              260742
          265378              259634
          264278              259502
          266751              262514
          265634              263482
          266612              263464
          266173              262193
2000      265886              261335
          268757              264496
          270774              267978
          269170              267213
          268878              267090
          275471              272647
          277992              275122
          281402              279110
          283490              280864
          284092              282720
          286502              287344
          293361              292676
2001      301118              297460
          302514              300052
          302524              301557
          301421              300305
          303785              302120
          303442              303259
          310004              310039
          313045              313592
          312579              317244
          318594              323884
          315831              319418
          314368              317388
2002      316859              319957
          319184              323058
          314541              317684
          319253              323845
          322451              326596
          324802              329422
          328042              333395
          333157              339024
          337766              344515
          335010              342945
          336043              342854
          342303              349936
2003      343693              350235
          348210              355083
          348037              354809
          351371              357737
          357345              364407
          356809              363683
          346211              351456
          347631              353789
          356982              363154
          354305              359769
          355368              360629
          360201              364299


                          -----------------------------
                           Average Annual Total Return
                          (for period ended 12/31/2003)
                          -----------------------------

                                                               Since
                                                             Inception
           1 Year      3 Year      5 Year      10 Year      03/30/1987
           ------      ------      ------      -------      ----------
            5.24%       7.08%       6.09%       6.30%          7.95%

                          -----------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Fixed Income Portfolio
    ("Portfolio"), at value (Note 1A)                                       $611,008,440
  Receivable for Fund shares sold                                                105,562
  Miscellaneous receivable                                                         7,482
  Prepaid expenses                                                                 7,632
                                                                            ------------
    Total assets                                                             611,129,116
LIABILITIES
  Payable for Fund shares redeemed                            $13,896,161
  Distributions payable                                        1,413,934
  Accrued accounting, custody and transfer agent fees              7,947
  Accrued trustees' fees and expenses (Note 2)                       500
  Accrued expenses and other liabilities                          21,237
                                                              ----------
    Total liabilities                                                         15,339,779
                                                                            ------------
NET ASSETS                                                                  $595,789,337
                                                                            ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                           $771,351,242
  Accumulated net realized loss                                             (199,024,204)
  Undistributed net investment income                                          2,677,342
  Net unrealized appreciation                                                 20,784,957
                                                                            ------------
TOTAL NET ASSETS                                                            $595,789,337
                                                                            ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                     29,672,672
                                                                            ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                           $      20.08
                                                                            ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                                 $32,729,566
  Dividend income allocated from Portfolio                                     521,362
  Expenses allocated from Portfolio                                         (3,229,905)
                                                                           -----------
    Net investment income allocated from Portfolio                          30,021,023
EXPENSES
  Legal and audit services                                   $     89,294
  Accounting, custody, and transfer agent fees                     83,822
  Registration fees                                                37,450
  Insurance expense                                                 2,971
  Trustees' fees and expenses (Note 2)                              2,000
  Miscellaneous                                                    41,865
                                                              -----------
    Total expenses                                                257,402

Deduct:
  Reimbursement of Fund operating expenses (Note 2)              (121,899)
                                                              -----------
      Net expenses                                                             135,503
                                                                           -----------
        Net investment income                                               29,885,520
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                           28,286,895
    Financial futures contracts                                (2,745,137)
    Written options transactions                                  948,501
    Swap contracts                                                 13,039
    Foreign currency transactions and forward foreign
      currency exchange contracts                             (10,929,415)
                                                              -----------
      Net realized gain                                                     15,573,883
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                      (5,590,479)
    Financial futures contracts                                 1,796,584
    Written options                                              (792,871)
    Swap contracts                                                 98,436
    Foreign currency and forward foreign currency exchange
      contracts                                                  (169,828)
                                                              -----------
      Change in net unrealized appreciation (depreciation)                  (4,658,158)
                                                                           -----------
    Net realized and unrealized gain on investments                         10,915,725
                                                                           -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $40,801,245
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31, 2003  DECEMBER 31, 2002
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $  29,885,520     $   53,285,875
  Net realized gain                                                15,573,883         13,179,486
  Change in net unrealized appreciation (depreciation)             (4,658,158)        23,791,586
                                                                -------------     --------------
  Net increase in net assets from investment operations            40,801,245         90,256,947
                                                                -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                      (25,303,177)       (48,646,406)
                                                                -------------     --------------
  Total distributions to shareholders                             (25,303,177)       (48,646,406)
                                                                -------------     --------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                 24,407,420         94,184,646
  Value of shares issued to shareholders in payment of
    distributions declared                                         18,529,816         34,960,251
  Cost of shares redeemed                                        (403,886,019)      (705,084,925)
                                                                -------------     --------------
  Net decrease in net assets from Fund share transactions        (360,948,783)      (575,940,028)
                                                                -------------     --------------
TOTAL DECREASE IN NET ASSETS                                     (345,450,715)      (534,329,487)
NET ASSETS
  At beginning of year                                            941,240,052      1,475,569,539
                                                                -------------     --------------
  At end of year (including undistributed net investment
    income of $2,677,342 and $1,614,543)                        $ 595,789,337     $  941,240,052
                                                                =============     ==============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------
                                                          2003      2002      2001(A)      2000        1999
                                                        --------  --------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR                      $  19.70  $  18.93  $    18.92  $    18.55  $    20.13
                                                        --------  --------  ----------  ----------  ----------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                 0.75      0.93        1.22        1.35        1.34
  Net realized and unrealized gain (loss) on
    investments                                             0.28      0.71        0.10        0.47       (1.47)
                                                        --------  --------  ----------  ----------  ----------
Total from investment operations                            1.03      1.64        1.32        1.82       (0.13)
                                                        --------  --------  ----------  ----------  ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               (0.65)    (0.87)      (1.31)      (1.45)      (1.42)
  From net realized gain on investments                       --        --          --          --       (0.03)
                                                        --------  --------  ----------  ----------  ----------
Total distributions to shareholders                        (0.65)    (0.87)      (1.31)      (1.45)      (1.45)
                                                        --------  --------  ----------  ----------  ----------
NET ASSET VALUE, END OF YEAR                            $  20.08  $  19.70  $    18.93  $    18.92  $    18.55
                                                        ========  ========  ==========  ==========  ==========
TOTAL RETURN+                                               5.24%     8.89%       7.16%      10.21%      (0.70)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                   0.42%     0.38%       0.38%       0.37%       0.36%
  Net Investment Income (to average daily net assets)*      3.76%     4.86%       6.35%       7.23%       6.85%
  Net Assets, End of Year (000's omitted)               $595,789  $941,240  $1,475,570  $2,220,981  $2,910,545

-----------------

* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee payable to the Portfolio and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                      $   0.73  $   0.93         N/A         N/A         N/A
Ratios (to average daily net assets):
  Expenses                                                  0.45%     0.42%        N/A         N/A         N/A
  Net investment income                                     3.73%     4.82%        N/A         N/A         N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.37% to 6.35%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absense of the expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon Fixed Income Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     On June 21, 2003, by vote of the Trustees, the name of the Standish Fixed Income Fund was changed to Standish Mellon Fixed Income Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, options, futures, interest rate floor, capital loss carryforwards, losses deferred due to wash sales, paydown gains and losses, and amortization and/or accretion of premiums and discounts on certain securities.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.38% of the Fund's average daily net assets for the period from January 1, 2003 through June 30, 2003 and 0.50% for the period from July 1, 2003 through December 31, 2003. Pursuant to these agreements, for the year ended December 31, 2003, Standish Mellon voluntarily reimbursed the Fund for $121,899 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2003, aggregated $24,345,488 and $398,371,443, respectively.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31, 2003     DECEMBER 31, 2002
                                                             --------------------  --------------------
         Shares sold                                                1,222,331            4,867,816
         Shares issued to shareholders in payment of
           distributions declared                                     928,677            1,827,424
         Shares redeemed                                          (20,268,022)         (36,871,959)
                                                                  -----------          -----------
         Net decrease                                             (18,117,014)         (30,176,719)
                                                                  ===========          ===========

     At December 31, 2003, one shareholder held of record approximately 12% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                     AMOUNT
                                                                  -------------
         Undistributed ordinary income                            $   2,751,000
         Accumulated losses                                        (198,011,405)

     At December 31, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
         $ 43,337,647    12/31/2007
          118,614,149    12/31/2008
           36,020,187    12/31/2009

     The fund elected to defer to its fiscal year ending December 31, 2004 $39,422 of losses recognized during the period November 1, 2003 to December 31, 2003.

     The tax character of distributions paid during the fiscal year ended December 31, 2003, was as follows:

         Distributions paid from:
           Ordinary income                                           $25,303,177

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                          REPORT OF INDEPENDENT AUDITORS

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Fixed Income Fund:

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Trust: Standish Mellon Fixed Income Fund (formerly, Standish Fixed Income Fund) (the "Fund"), at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     February 20, 2004

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 112.1%
ASSET BACKED -- 21.5%
Advanta Mortgage Loan Trust 1997-4 M1        7.040%       01/25/2029         USD       1,873,405    $1,893,841
Advanta Mortgage Loan Trust 1999-3 A4        7.750%       10/25/2026                   1,460,978     1,532,543
American Express Credit Account Master
  Trust 2000-2B(a)                           1.470%       09/17/2007                   1,250,000     1,251,156
American Express Credit Account Master
  Trust 2003-4A(a)                           1.690%       01/15/2009                   7,875,000     7,725,788
Americredit Auto Receivables Trust 2001-1
  A3                                         5.130%       11/06/2005                     749,579       753,634
Americredit Auto Receivables Trust 2001-D
  A3(a)                                      1.470%       09/12/2006                   2,325,048     2,326,466
ARG Funding Corp. 1999-1A A3                 6.020%       05/20/2005                     333,334       333,334
Bear Stearns Commercial Mortage
  Securities 2003-T12 A3                     4.490%       08/13/2039                   1,890,000     1,876,152
Capital Auto Receivables Asset Trust
  2003-2 A3A                                 1.440%       02/15/2007                     625,000       621,785
Capital One Master Trust 1999-1 A(a)         1.303%       07/16/2007                   3,570,000     3,568,425
Capital One Multi-Asset Execution Trust
  2003-B2 B2                                 3.500%       02/17/2009                     725,000       728,125
Chase Credit Card Master Trust 2002-2
  C(a)                                       2.020%       07/16/2007                   2,985,000     2,998,175
Chase Funding Mortgage Loan Asset-Backed
  2001-1 2A1(a)                              1.381%       12/25/2030                   2,989,212     2,989,515
Chase Funding Mortgage Loan Asset-Backed
  2003-4 2A1(a)                              1.239%       02/25/2021                   9,431,416     9,426,530
Chase Manhattan Auto Owner Trust 2003-A
  A3                                         1.520%       05/15/2007                   3,500,000     3,483,802
Citibank Credit Card Issuance Trust
  2000-C1                                    7.450%       09/15/2007                   3,250,000     3,514,705
Citibank Credit Card Issuance Trust
  2001-C3                                    6.650%       05/15/2008                   1,400,000     1,512,130
Citibank Credit Card Issuance Trust
  2003-A2 A2                                 2.700%       01/15/2008                   3,000,000     3,023,062
Citibank Credit Card Master Trust 1999-7
  B                                          6.900%       11/15/2006                   3,285,000     3,435,470
Citibank Credit Card Master Trust I
  1997-6 B, PO(b)                            0.766%       08/15/2006                   4,500,000     4,449,324
Citifinancial Mortgage Securities, Inc.
  2003-2 AV1(a)                              1.219%       05/25/2033                   1,924,536     1,923,959
Daimler Chrysler Auto Trust 2001-C A3        4.210%       07/06/2005                   7,788,849     7,818,395
Daimler Chrysler Auto Trust 2003-A A4        2.880%       10/08/2009                     500,000       503,149
Daimler Chrysler Auto Trust 2003-B A4        2.860%       03/09/2009                   1,675,000     1,673,953
First USA Credit Card Master Trust 1997-7
  B(a)                                       1.666%       05/17/2007                   9,430,000     9,436,955
Golden State Tobacco Securitization Corp.    5.000%       06/01/2021                   2,195,000     2,182,269
Granite Mortgages PLC 2003-3 1A1(a)          1.236%       01/20/2019                   7,000,000     7,000,000
Green Tree Home Equity Loan Trust 1999-A
  A1B(a)                                     1.443%       02/15/2029                   2,270,162     2,270,856
Harley-Davidson Motorcycle Trust 2001-3 B    3.720%       10/15/2009                   2,322,208     2,357,734
Honda Auto Receivables Owner Trust 2003-1
  A3                                         1.920%       11/20/2006                   4,635,000     4,649,145
Honda Auto Receivables Owner Trust 2003-4
  A3                                         2.190%       05/15/2007                   1,000,000     1,001,457
Honda Auto Receivables Owner Trust 2003-5
  A3                                         2.300%       10/18/2007                   1,790,000     1,795,012
MBNA Credit Card Master Note Trust
  2002-A1 A1                                 4.950%       06/15/2009                   2,500,000     2,664,355
MBNA Master Credit Card Trust 1997-J A(a)    1.283%       02/15/2007                   3,250,000     3,250,755
MBNA Master Credit Card Trust 1999-C C(a)    1.963%       05/17/2004                   1,120,000     1,121,302
MBNA Master Credit Card Trust 2000-A C       7.900%       07/16/2007                   2,145,000     2,268,002

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
ASSET BACKED (CONTINUED)
MBNA Master Credit Card Trust 2000-C C(a)    1.920%       07/15/2007         USD       4,400,000  $  4,393,812
Nissan Auto Receivables Owner Trust
  2003-C A4                                  2.700%       12/17/2007                   2,525,000     2,533,285
Nissan Auto Receivables Owner Trust
  2003-C A5                                  3.210%       03/16/2009                     600,000       603,234
Residential Asset Mortgage Products, Inc.
  2003-RS1 AI1(a)                            1.301%       01/25/2019                     890,272       890,249
Residential Asset Securities Corp.
  2003-KS11 AI1(a)                           1.333%       11/25/2021                   3,175,000     3,175,000
SLMA Student Loan Trust 2003-6 A1(a)         1.170%       06/16/2008                   2,493,957     2,493,957
Vanderbilt Mortgage Finance 1999-A 1A6       6.750%       03/07/2029                   1,110,000     1,090,789
Whole Auto Loan Trust 2003-1 A2A             1.400%       04/15/2006                   7,000,000     7,001,709
                                                                                                  ------------
Total Asset Backed (Cost $131,424,361)                                                             131,543,295
                                                                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.7%
Bear Stearns Mortgage 1998-2 B               6.750%       04/30/2030                     505,131       503,868
Calwest Industrial Trust 2002-CALW A 144A    6.127%       02/15/2017                   3,620,000     3,963,176
FNMA Grantor Trust 2001-T6 B                 6.088%       05/25/2011                   3,983,000     4,389,321
FNMA Grantor Trust 2002-T11 A                4.769%       04/25/2012                   1,538,279     1,608,385
FNMA Grantor Trust 2002-T3 A                 5.139%       12/25/2011                   6,492,917     6,872,201
GNMA 2003-48 AC                              2.712%       02/16/2020                   3,007,289     2,974,559
GNMA 2003-72 A                               3.206%       04/16/2018                   2,574,305     2,584,062
GNMA 2003-88 AC                              2.914%       06/16/2018                   1,836,105     1,822,219
GNMA 2003-96 B 3                             3.607%       08/16/2018                     615,000       620,024
Merrill Lynch Mortgage Investors, Inc.
  1996-C2 B                                  6.960%       11/21/2028                   1,035,000     1,129,431
Merrill Lynch Mortgage Investors, Inc.
  1996-C2 D Non-ERISA                        6.960%       11/21/2028                   1,180,000     1,287,853
Permanent Financing PLC 2 1C Step Up(a)      2.421%       06/10/2042                   3,000,000     3,001,410
Permanent Financing PLC 3 1A NCL(a)          1.080%       12/10/2004                   3,400,000     3,400,000
Prudential Home Mortgage 1993-B 3B
  144A(a)                                    7.500%       04/28/2023                     222,113       222,946
Vendee Mortgage Trust 2003-1 A               5.750%       09/15/2012                     286,774       288,937
                                                                                                  ------------
Total Collateralized Mortgage Obligations (Cost $34,418,291)                                        34,668,392
                                                                                                  ------------
CORPORATE -- 30.2%
BANKING -- 3.9%
Amsouth Bank NA                              4.850%       04/01/2013                   1,100,000     1,092,243
Bank of America Corp.                        5.250%       12/01/2015                   1,800,000     1,795,471
Bank of America Corp.                        7.400%       01/15/2011                   2,100,000     2,462,943
BankBoston NA                                6.375%       04/15/2008                     583,000       646,826
BB&T Corp.                                   4.750%       10/01/2012                   1,000,000       994,771
Chevy Chase Bank Sub Notes                   6.875%       12/01/2013                   1,030,000     1,055,750
CS First Boston (USA), Inc.                  5.500%       08/15/2013                   1,075,000     1,107,804
First Union National Bank Sub Notes          7.800%       08/18/2010                   3,125,000     3,770,222
FleetBoston Corp.                            6.500%       03/15/2008                   1,500,000     1,667,682
National City Bank                           6.200%       12/15/2011                   1,300,000     1,417,812
National City Corp.                          6.875%       05/15/2019                     675,000       779,173
Union Planters Corp.                         4.375%       12/01/2010                     525,000       522,841
Union Planters Corp.                         7.750%       03/01/2011                   1,965,000     2,318,101

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
BANKING (CONTINUED)
US Bank NA                                   2.850%       11/15/2006         USD       1,430,000  $ 1,436,918
Wells Fargo & Co.                            5.000%       11/15/2014                   2,935,000    2,922,371
                                                                                                  -----------
                                                                                                   23,990,928
                                                                                                  -----------
BASIC INDUSTRY -- 1.7%
Cabot Corp.                                  5.250%       09/01/2013                     900,000      892,345
General Electric Co.                         5.000%       02/01/2013                   2,205,000    2,229,994
ICI Wilmington, Inc.                         4.375%       12/01/2008                   1,700,000    1,693,610
International Paper Co.                      5.300%       04/01/2015                     675,000      659,867
International Paper Co.                      6.750%       09/01/2011                     600,000      667,064
Nalco Co. 144A Senior Notes                  7.750%       11/15/2011                     200,000      214,000
Occidental Petroleum Senior Notes            8.450%       02/15/2029                     370,000      485,041
RPM International, Inc. 144A                 6.250%       12/15/2013                     450,000      456,282
Sealed Air Corp. 144A                        5.625%       07/15/2013                     570,000      583,276
Tosco Corp.                                  7.250%       01/01/2007                   1,415,000    1,585,468
Tosco Corp.                                  7.800%       01/01/2027                     201,000      243,792
Tosco Corp.                                  8.125%       02/15/2030                     450,000      573,858
Westvaco Corp.                               8.200%       01/15/2030                     341,000      399,792
                                                                                                  -----------
                                                                                                   10,684,389
                                                                                                  -----------
CAPITAL GOODS -- 1.7%
Allied Waste Industries 144A Notes           7.625%       01/01/2006                   3,000,000    3,157,500
American Standard, Inc.                      7.375%       02/01/2008                     500,000      552,500
Lockheed Martin Corp.                        8.200%       12/01/2009                     490,000      595,033
Lockheed Martin Corp.                        8.500%       12/01/2029                     870,000    1,140,025
Northrop Grumman Corp.                       7.125%       02/15/2011                     545,000      630,340
Northrop Grumman Corp.                       7.750%       02/15/2031                     760,000      924,158
Raytheon Co.                                 5.500%       11/15/2012                     755,000      765,917
Raytheon Co.                                 6.750%       08/15/2007                     850,000      941,738
SPX Corp. Senior Notes                       6.250%       06/15/2011                     230,000      236,325
SPX Corp. Senior Notes                       7.500%       01/01/2013                   1,225,000    1,332,187
                                                                                                  -----------
                                                                                                   10,275,723
                                                                                                  -----------
COMMUNICATIONS -- 1.9%
AOL Time Warner, Inc.                        7.700%       05/01/2032                   1,485,000    1,733,152
AT&T Wireless Services, Inc.                 8.125%       05/01/2012                   1,360,000    1,599,293
AT&T Wireless Services, Inc. Senior Notes    8.750%       03/01/2031                     555,000      684,775
Comcast Corp.                                5.500%       03/15/2011                   1,635,000    1,699,455
Comcast Corp.                                8.375%       11/01/2005                     350,000      385,731
Sprint Capital Corp.                         8.375%       03/15/2012                   2,425,000    2,831,915
Verizon Global Funding Corp.                 4.375%       06/01/2013                   2,050,000    1,936,617
Verizon Global Funding Corp.                 7.750%       06/15/2032                     575,000      675,868
                                                                                                  -----------
                                                                                                   11,546,806
                                                                                                  -----------
CONSUMER CYCLICAL -- 4.3%
Coast Hotels & Casino, Inc.                  9.500%       04/01/2009                     665,000      703,237
Cox Communications, Inc.                     7.750%       11/01/2010                   1,875,000    2,233,612
Daimler Chrysler NA Holding                  8.500%       01/18/2031                     325,000      388,305
Echostar DBS Corp. 144A Senior Notes         5.750%       10/01/2008                   1,160,000    1,173,050

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Echostar DBS Corp. Senior Notes             10.375%       10/01/2007         USD       1,750,000  $ 1,918,437
ERAC USA Finance Co. 144A                    8.250%       05/01/2005                   1,950,000    2,103,295
Horseshoe Gaming Holding Corp.               8.625%       05/15/2009                     495,000      522,844
International Flavors & Fragrance            6.450%       05/15/2006                     950,000    1,031,766
Lear Corp.                                   8.110%       05/15/2009                   2,255,000    2,652,444
Liberty Media Corp.                          3.500%       09/25/2006                   1,800,000    1,808,995
Liberty Media Corp.                          5.700%       05/15/2013                   1,900,000    1,921,403
MGM Mirage, Inc.                             6.950%       02/01/2005                     720,000      748,800
Mohegan Tribal Gaming Authority Senior
  Notes                                      8.375%       07/01/2011                   1,035,000    1,128,150
Mohegan Tribal Gaming Authority Senior
  Sub Notes                                  6.375%       07/15/2009                     965,000      996,362
Mohegan Tribal Gaming Authority Senior
  Sub Notes                                  8.125%       01/01/2006                   1,355,000    1,460,012
Moore North America Finance, Inc. 144A
  Senior Notes                               7.875%       01/15/2011                     350,000      396,375
News America, Inc. Deb Notes 144A            7.625%       11/30/2028                     910,000    1,054,103
Park Place Entertainment                     8.875%       09/15/2008                     900,000    1,019,250
TCI Communications, Inc.                     7.875%       02/15/2026                     825,000      964,557
Univision Communications, Inc.               7.850%       07/15/2011                   1,617,000    1,922,353
                                                                                                  -----------
                                                                                                   26,147,350
                                                                                                  -----------
CONSUMER NONCYCLICAL -- 3.2%
Altria Group, Inc.                           7.000%       11/04/2013                   1,000,000    1,066,795
Apogent Technologies, Inc. Senior Sub
  Notes                                      6.500%       05/15/2013                     315,000      328,387
Aramark Services, Inc.                       7.000%       07/15/2006                   2,290,000    2,491,151
Aramark Services, Inc.                       7.000%       05/01/2007                   2,225,000    2,446,428
Archer-Daniels-Midland                       5.935%       10/01/2032                   1,100,000    1,105,180
Ball Corp.                                   6.875%       12/15/2012                     740,000      773,300
Ball Corp.                                   7.750%       08/01/2006                     200,000      215,000
HJ Heinz Finance Co.                         6.750%       03/15/2032                     850,000      948,586
Kroger Co.                                   7.250%       06/01/2009                     600,000      683,529
Kroger Co. Senior Notes                      8.000%       09/15/2029                     955,000    1,146,288
Laboratory Corp. of America Holdings         5.500%       02/01/2013                   1,495,000    1,543,410
Safeway, Inc.                                6.150%       03/01/2006                   1,470,000    1,572,885
Tricon Global Restaurant, Inc. Senior
  Notes                                      7.650%       05/15/2008                     275,000      312,125
Tricon Global Restaurant, Inc. Senior
  Notes                                      8.875%       04/15/2011                   2,783,000    3,374,387
Weyerhaeuser Co.                             7.250%       07/01/2013                   1,165,000    1,299,517
                                                                                                  -----------
                                                                                                   19,306,968
                                                                                                  -----------
ELECTRIC -- 0.9%
Dominion Resources, Inc.                     5.250%       08/01/2033                     845,000      836,812
Dominion Resources, Inc. Senior Notes        5.700%       09/17/2012                   1,025,000    1,079,972
Niagara Mohawk Power                         7.625%       10/01/2005                     593,536      643,905
Niagara Mohawk Power Senior Notes            7.750%       10/01/2008                   1,000,000    1,160,482
Pepco Holdings, Inc.                         5.500%       08/15/2007                   1,400,000    1,497,598
                                                                                                  -----------
                                                                                                    5,218,769
                                                                                                  -----------
ENERGY -- 1.7%
Amerada Hess Corp.                           7.300%       08/15/2031                     290,000      299,453

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
CenterPoint Energy, Inc.                     7.750%       02/15/2011         USD         600,000  $   674,940
CenterPoint Energy, Inc. 144A                7.875%       04/01/2013                   1,200,000    1,358,516
Consumers Energy Co.                         6.250%       09/15/2006                   1,125,000    1,214,730
Consumers Energy Co. 144A                    5.375%       04/15/2013                   1,495,000    1,501,914
FirstEnergy Corp. Series B                   6.450%       11/15/2011                   1,110,000    1,150,457
Halliburton Co. 144A                         5.500%       10/15/2010                     705,000      737,301
Progress Energy, Inc.                        7.000%       10/30/2031                     600,000      642,172
Waste Management, Inc.                       6.875%       05/15/2009                   1,020,000    1,140,138
Waste Management, Inc.                       7.375%       05/15/2029                      50,000       56,274
Waste Management, Inc. Senior Notes          7.000%       07/15/2028                   1,400,000    1,506,855
XTO Energy, Inc.                             6.250%       04/15/2013                     380,000      399,950
                                                                                                  -----------
                                                                                                   10,682,700
                                                                                                  -----------
FINANCIAL -- 7.8%
Allstate Corp. Senior Notes                  6.125%       12/15/2032                     733,000      753,745
Archstone-Smith Trust REIT                   5.000%       08/15/2007                     850,000      891,864
ASIF Global Financing XVIII 144A             3.850%       11/26/2007                   1,695,000    1,722,905
Bear Stearns Co., Inc.                       4.500%       10/28/2010                     905,000      910,307
Boeing Capital Corp.                         4.750%       08/25/2008                     350,000      361,066
Boston Properties, Inc.                      5.625%       04/15/2015                     675,000      674,561
Citigroup, Inc. Sub Notes                    5.625%       08/27/2012                   2,155,000    2,274,909
City National Corp. Senior Notes 144A        5.125%       02/15/2013                   1,515,000    1,498,218
Devon Financing Corp.                        7.875%       09/30/2031                     874,000    1,044,082
Duke Realty Corp. REIT Senior Notes          7.750%       11/15/2009                     915,000    1,076,807
Duke Realty Investments REIT Senior Notes    6.950%       03/15/2011                      25,000       28,158
Duke Realty LP REIT                          5.875%       08/15/2012                   1,150,000    1,222,008
EOP Operating LP Senior Notes                7.000%       07/15/2011                   1,100,000    1,241,253
Ford Motor Credit Co.                        6.500%       01/25/2007                   2,635,000    2,806,865
Ford Motor Credit Co.                        7.200%       06/15/2007                   2,290,000    2,486,239
General Electric Capital Corp.               6.000%       06/15/2012                   1,755,000    1,903,215
General Motors Acceptance Corp.              6.150%       04/05/2007                   3,150,000    3,376,041
General Motors Acceptance Corp.              8.000%       11/01/2031                   1,235,000    1,386,864
Goldman Sachs Group, Inc.                    5.700%       09/01/2012                     750,000      788,214
Healthcare Realty Trust Senior Notes         8.125%       05/01/2011                   1,090,000    1,248,204
Household Finance Corp.                      6.375%       10/15/2011                   2,078,000    2,288,260
Household Finance Corp.                      6.400%       06/17/2008                     335,000      371,418
Jefferies Group, Inc. Senior Notes           7.750%       03/15/2012                   1,920,000    2,147,875
JP Morgan Chase & Co. Sub Notes              5.750%       01/02/2013                   1,485,000    1,565,915
Leucadia National Corp. 144A Senior Notes    7.000%       08/15/2013                     590,000      590,000
MassMutual Global Funding II 144A            3.800%       04/15/2009                     650,000      651,929
Morgan Stanley Dean Witter                   6.600%       04/01/2012                   2,060,000    2,300,688
Pacific Life Corp.                           6.600%       09/15/2033                   1,010,000    1,066,646
Simon Property Group LP                      6.375%       11/15/2007                   1,400,000    1,543,930
SLM Corp. MTN                                5.000%       10/01/2013                   2,600,000    2,583,441
Travelers Property Casualty Corp. Senior
  Notes                                      5.000%       03/15/2013                   1,140,000    1,140,749
Washington Mutual, Inc.                      7.500%       08/15/2006                   1,600,000    1,787,427
Zions Bancorp                                6.000%       09/15/2015                   1,795,000    1,882,063
                                                                                                  -----------
                                                                                                   47,615,866
                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 0.3%
Schering-Plough Corp.                        5.300%       12/01/2013         USD         940,000  $    956,402
Wyeth Corp.                                  6.450%       02/01/2024                     325,000       333,062
Wyeth Corp.                                  6.500%       02/01/2034                     275,000       281,195
                                                                                                  ------------
                                                                                                     1,570,659
                                                                                                  ------------
PUBLIC UTILITY -- 1.3%
AES Corp. 144A                              10.000%       07/15/2005                     807,691       821,825
Appalachian Power Co.                        5.950%       05/15/2033                     450,000       432,855
Keyspan Corp. Senior Notes                   8.000%       11/15/2030                     635,000       812,295
NiSource Finance Corp.                       7.625%       11/15/2005                     440,000       480,699
NiSource Finance Corp.                       7.875%       11/15/2010                   1,450,000     1,724,617
Northern States Power Co.                    8.000%       08/28/2012                     415,000       505,981
Public Service Co. of CO                     4.375%       10/01/2008                     930,000       954,213
Southern Natural Gas Co.                     6.700%       10/01/2007                   1,910,000     1,981,625
                                                                                                  ------------
                                                                                                     7,714,110
                                                                                                  ------------
TECHNOLOGY -- 0.3%
L-3 Communications Corp. 144A Senior Sub
  Notes                                      7.625%       06/15/2012                   1,450,000     1,571,437
                                                                                                  ------------
TRANSPORTATION -- 1.0%
CSX Corp.                                    6.250%       10/15/2008                     865,000       947,986
Norfolk Southern Corp.                       7.050%       05/01/2037                   1,500,000     1,682,727
Norfolk Southern Corp. Senior Notes          7.250%       02/15/2031                     670,000       758,717
Union Pacific Corp.                          3.625%       06/01/2010                   1,645,000     1,575,935
Union Pacific Corp.                          3.875%       02/15/2009                   1,400,000     1,389,668
                                                                                                  ------------
                                                                                                     6,355,033
                                                                                                  ------------
UTILITIES -- 0.2%
TXU Corp. Series C                           6.375%       01/01/2008                   1,105,000     1,163,013
                                                                                                  ------------
Total Corporate (Cost $177,487,406)                                                                183,843,751
                                                                                                  ------------
MUNICIPAL OBLIGATIONS -- 1.0%
Illinois State                               5.100%       06/01/2033                   4,220,000     3,880,163
New York NY NCL                              5.250%       06/01/2013                   1,100,000     1,204,555
New York NY NCL                              5.500%       08/01/2012                   1,030,000     1,148,553
                                                                                                  ------------
Total Municipal Obligations (Cost $6,599,045)                                                        6,233,271
                                                                                                  ------------
SOVEREIGN BONDS -- 3.0%
Province of Ontario                          4.200%       06/30/2005                   1,505,000     1,554,469
Republic of Brazil                          11.000%       08/17/2040                   1,165,000     1,281,500
Republic of Brazil                          12.000%       04/15/2010                   2,335,000     2,802,000
Republic of Bulgaria 144A                    8.250%       01/15/2015                     835,000       979,038
Republic of El Salvador                      8.500%       07/25/2011                     870,000       959,175
Republic of South Africa                     8.500%       06/23/2017                     818,000       973,420
Republic of South Africa                     9.125%       05/19/2009                     850,000     1,022,125
Russian Federation                           8.250%       03/31/2010                     955,000     1,067,213
State of Qatar 144A                          9.750%       06/15/2030                     565,000       791,000
Ukraine Government Senior Notes             11.000%       03/15/2007                   1,666,017     1,853,444

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (CONTINUED)
United Mexican States                        6.375%       01/16/2013         USD         750,000  $   778,125
United Mexican States                        6.625%       03/03/2015                   2,260,000    2,339,100
United Mexican States                        8.300%       08/15/2031                   1,370,000    1,537,825
                                                                                                  -----------
Total Sovereign Bonds (Cost $17,371,657)                                                           17,938,434
                                                                                                  -----------
YANKEE BONDS -- 8.4%
Abbey National PLC                           7.950%       10/26/2029                     723,000      897,641
Abitibi-Consolidated, Inc.                   8.850%       08/01/2030                   1,410,000    1,524,247
Amvescap Senior Notes 144A                   6.600%       05/15/2005                   1,440,000    1,524,528
British Sky Broadcasting                     8.200%       07/15/2009                   4,755,000    5,660,870
British Sky Broadcasting                     6.875%       02/23/2009                     115,000      129,087
British Telecom PLC                          8.875%       12/15/2030                     457,000      597,575
Carnival Corp.                               6.650%       01/15/2028                   1,860,000    1,909,681
Celulosa Arauco Constitution                 5.125%       07/09/2013                     935,000      914,710
ChevronTexaco Capital Co.                    3.500%       09/17/2007                   3,120,000    3,177,645
Deutsche Telekom                             8.500%       06/15/2010                   1,100,000    1,330,028
Deutsche Telekom                             8.750%       06/15/2030                   1,215,000    1,552,075
Domtar, Inc.                                 5.375%       12/01/2013                     375,000      371,070
Domtar, Inc.                                 7.875%       10/15/2011                     935,000    1,102,636
Donohue Forest Products                      7.625%       05/15/2007                   1,560,000    1,629,886
Eircom Funding Senior Sub Notes              8.250%       08/15/2013                     215,000      238,113
Financement Quebec                           5.000%       10/25/2012                   2,765,000    2,843,529
HBOS PLC 144A Sub Notes(a)                   5.375%       12/31/2049                   1,200,000    1,196,326
Hutchison Whampoa Ltd. 144A                  5.450%       11/24/2010                   1,160,000    1,176,596
International Telecom Satellite Ltd. 144A    6.500%       11/01/2013                     475,000      495,612
Koninklijke KPN NV                           8.000%       10/01/2010                     950,000    1,136,454
Nordea Bank Sweden AB 144A                   5.250%       11/30/2012                   2,760,000    2,816,293
Rio Tinto Finance USA Ltd.                   2.625%       09/30/2008                   3,330,000    3,176,464
Rogers Cable, Inc.                           6.250%       06/15/2013                     550,000      554,125
Royal Caribbean Cruises Senior Notes         8.750%       02/02/2011                   3,335,000    3,768,550
St. George Bank Ltd. 144A                    5.300%       10/15/2015                     890,000      890,699
Teck Cominico Ltd.                           7.000%       09/15/2012                   1,465,000    1,608,374
Telecom Italia Capital 144A                  4.000%       11/15/2008                   2,700,000    2,717,091
Telus Corp.                                  8.000%       06/01/2011                   1,590,000    1,859,166
Tyco International Group SA                  6.125%       11/01/2008                   1,895,000    2,027,650
Tyco International Group SA                  6.750%       02/15/2011                     975,000    1,065,188
Tyco International Group SA 144A Senior
  Notes                                      6.000%       11/15/2013                     575,000      592,250
Tyco International Group SA NCL              6.375%       06/15/2005                     750,000      789,375
UPM-Kymmene Corp. Senior Notes               5.625%       12/01/2014                     580,000      591,909
Videotron 144A Senior Notes                  6.875%       01/15/2014                     180,000      185,850
                                                                                                  -----------
Total Yankee Bonds (Cost $49,507,930)                                                              52,051,293
                                                                                                  -----------
NON-AGENCY -- 3.4%
PASS THRU SECURITIES -- 3.4%
DLJ Commercial Mortgage Corp. 1998-CF2
  B1(a)                                      7.058%       11/12/2031                   2,350,000    2,617,993
First Chicago/Lennar Trust 1997-CHL1-D(a)    7.987%       04/29/2039                   7,610,000    7,613,567
GMAC Commercial Mortgage Securities, Inc.
  1996-C1 F Non-ERISA                        7.860%       11/15/2006                   2,375,000    2,529,356

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
PASS THRU SECURITIES (CONTINUED)
JP Morgan Commercial Mortgage Finance
  Corp. 1997-C5 A3                           7.088%       09/15/2029         USD       1,385,000  $  1,529,179
Morgan Stanley Capital 1998-HF1 E(a)         7.377%       03/15/2030                   5,800,000     6,539,480
                                                                                                  ------------
                                                                                                    20,829,575
                                                                                                  ------------
Total Non-Agency (Cost $19,655,935)                                                                 20,829,575
                                                                                                  ------------
U.S. GOVERNMENT AGENCY -- 27.0%
PASS THRU SECURITIES -- 27.0%
FHLMC                                        7.000% 11/01/2031 - 11/01/2031              637,725       674,742
FNMA                                         3.530%       07/01/2010                   4,200,453     4,042,468
FNMA                                         3.640%       06/01/2010                   2,600,000     2,512,286
FNMA                                         5.000%       07/01/2018                   1,368,074     1,397,096
FNMA+                                        5.703%       05/25/2011                   1,556,291     1,675,262
FNMA                                         6.500%       09/01/2032                   5,362,863     5,609,496
FNMA                                         7.000% 05/01/2031 - 07/01/2032              140,738       149,028
FNMA                                         7.500%       11/01/2029                       2,164         2,314
FNMA                                         8.500%       06/01/2012                      79,747        86,283
FNMA (TBA)#                                  5.000%       01/01/2019                  21,375,000    21,795,831
FNMA (TBA)#                                  5.500% 01/01/2019 - 01/01/2034           56,450,000    57,427,623
FNMA (TBA)#                                  6.000%       01/01/2032                  33,600,000    34,723,517
FNMA (TBA)#                                  6.500%       01/01/2032                  32,975,000    34,479,484
GNMA                                         6.500%       08/15/2032                     569,819       600,756
GNMA                                         9.000%       02/15/2021                      21,949        24,558
                                                                                                  ------------
                                                                                                   165,200,744
                                                                                                  ------------
Total U.S. Government Agency (Cost $163,242,518)                                                   165,200,744
                                                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 2.7%
TREASURY BONDS -- 1.2%
U.S. Treasury Bond                           6.250%       05/15/2030                   6,452,000     7,445,505
                                                                                                  ------------
TREASURY NOTES -- 1.5%
U.S. Treasury Inflation-Indexed Note
  (TIPS)                                     4.250%       01/15/2010                   7,697,340     8,948,758
                                                                                                  ------------
Total U.S. Treasury Obligations (Cost $16,343,736)                                                  16,394,263
                                                                                                  ------------
FOREIGN DENOMINATED -- 9.2%
AUSTRALIA -- 0.1%
TXU Australia Holdings Ltd.                  6.150%       11/15/2013                     500,000       509,617
                                                                                                  ------------
CANADA -- 0.3%
Alcan, Inc.                                  6.125%       12/15/2033                   1,800,000     1,810,966
                                                                                                  ------------
DENMARK -- 0.3%
Denmark Realkredit                           6.000%       10/01/2032         DKK      10,850,109     1,882,066
                                                                                                  ------------
EURO -- 8.5%
Deutschland Republic                         4.125%       07/04/2008         EUR      16,015,000    20,698,422
Deutschland Republic                         4.500%       01/04/2013                   7,055,000     9,063,562

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Deutschland Republic                         5.000%       07/04/2011         EUR       1,340,000  $  1,789,792
Deutschland Republic                         5.250%       01/04/2011                   7,650,000    10,375,722
Deutschland Republic                         5.625%       01/04/2028                   3,632,205     5,011,389
Kingdom of Belgium Series 38                 5.000%       09/28/2012                   2,870,000     3,811,330
Sappi Pappier Holding AG 144A                6.750%       06/15/2012                   1,076,000     1,176,216
                                                                                                  ------------
                                                                                                    51,926,433
                                                                                                  ------------
Total Foreign Denominated (Cost $46,067,271)                                                        56,129,082
                                                                                                  ------------
TOTAL BONDS AND NOTES (COST $662,118,150)                                                          684,832,100
                                                                                                  ------------

                                                                                      SHARES
                                                                                   -------------
PREFERRED STOCKS -- 0.4%
CONVERTIBLE PREFERRED STOCKS -- 0.4%
Equity Office Properties Trust 144A CVT
  Pfd REIT                                                                                50,600     2,530,506
                                                                                                  ------------
Total Convertible Preferred Stocks (Cost $2,513,200)                                                 2,530,506
                                                                                                  ------------
TOTAL PREFERRED STOCKS (COST $2,513,200)                                                             2,530,506
                                                                                                  ------------

                                                                                     CONTRACT
                                                                                       SIZE
                                                                                   -------------
PURCHASED OPTIONS -- 0.0%
JPY Put/USD Call, Strike Price 150.00,
  02/02/2004 (USD)                                                                    38,880,000             0
                                                                                                  ------------
TOTAL PURCHASED OPTIONS (COST $583,200)                                                                      0
                                                                                                  ------------

                                                                                        PAR
                                                                                       VALUE
                                                                                   -------------

                                                                                        PAR
                                                                                       VALUE
                                                                                   -------------
SHORT-TERM INVESTMENTS -- 8.3%
U.S. GOVERNMENT AGENCY -- 7.9%
FNMA Discount Note=/=                        1.000%       01/14/2004         USD       3,850,000     3,848,610
FNMA Discount Note=/=                        1.030%       01/14/2004                  14,680,000    14,674,179
FNMA Discount Note=/=                        1.066%       01/20/2004                  29,685,000    29,670,158
                                                                                                  ------------
                                                                                                    48,192,947
                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                        PAR          VALUE
SECURITY                                    RATE           MATURITY                    VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.0%
U.S. Treasury Bill+                          0.864%       03/04/2004         USD         450,000  $   449,341
                                                                                                  -----------
REPURCHASE AGREEMENTS -- 0.4%
Tri-party repurchase agreement dated 12/31/03 with Salomon Smith Barney,
Inc. and Investors Bank and Trust Company, due 01/02/04, with a maturity value of $2,320,043 and an effective yield of 0.20%, collateralized by a
U.S. Government Obligation with a rate of 5.18%, a maturity date of
02/15/26 and an aggregate market value of $2,368,737.                                               2,320,017
                                                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS (COST $50,957,910)                                                    50,962,305
                                                                                                  -----------

TOTAL INVESTMENTS -- 120.8% (COST
 $716,172,460)                            $ 738,324,911
OTHER ASSETS, LESS LIABILITIES --
(20.8%)                                    (127,316,471)
                                          -------------
NET ASSETS -- 100.0%                      $ 611,008,440
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
CVT - Convertible
DKK - Danish Krone
EUR - Euro
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
JPY - Japanese Yen
MTN - Medium Term Notes
NCL - Non-callable
PO - Principal Only
REIT - Real Estate Investment Trust
Step Up - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2003.
Maturity date disclosed is the ultimate maturity.
TIPS - Treasury Inflation Protected Securities
USD - United States Dollar

(a)  Variable Rate Security; rate indicated is as of 12/31/03.
(b)  Zero coupon security.
+    Denotes all or part of security pledged as collateral.
#    Delayed delivery contract.
=/=  Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $716,172,460)                                                          $738,324,911
  Cash                                                                            2,275
  Receivable for investments sold                                            22,694,190
  Interest and dividends receivable                                           6,848,121
  Receivable for open swap contracts (Note 5)                                    98,436
  Miscellaneous                                                                   5,240
  Tax reclaim receivable                                                          2,784
  Prepaid expenses                                                                5,132
                                                                           ------------
    Total assets                                                            767,981,089
LIABILITIES
  Payable for investments purchased                          $154,848,388
  Payable for variation margin on open financial futures
    contracts (Note 5)                                             29,531
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 5)                                 1,522,972
  Payable for closed forward foreign currency exchange
    contracts (Note 5)                                              6,173
  Interest payable on open swap contracts (Note 5)                  4,804
  Options written, at value (Note 5) (premiums received,
    $508,105)                                                     393,236
  Accrued accounting and custody fees                              35,552
  Accrued trustees' fees and expenses (Note 2)                     18,922
  Accrued expenses and other liabilities                          113,071
                                                              -----------
    Total liabilities                                                       156,972,649
                                                                           ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)                 $611,008,440
                                                                           ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $120,580 (Note 7))                                                     $32,729,572
  Dividend income                                                              521,363
                                                                           -----------
    Total income                                                            33,250,935
EXPENSES
  Investment advisory fee (Note 2)                           $  2,761,889
  Accounting and custody fees                                     368,986
  Legal and audit services                                         87,102
  Trustees' fees and expenses (Note 2)                             80,681
  Insurance expense                                                26,765
  Licensing fees                                                   19,999
  Interest on swap contracts                                        8,890
                                                             ------------
    Total expenses                                              3,354,312

Deduct:
  Waiver of investment advisory fee (Note 2)                     (124,405)
                                                             ------------
    Net expenses                                                             3,229,907
                                                                           -----------
      Net investment income                                                 30,021,028
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                           28,286,900
    Financial futures contracts                                (2,745,137)
    Written options transactions                                  948,500
    Swap contracts                                                 13,039
    Foreign currency transactions and forward foreign
      currency exchange contracts                             (10,929,416)
                                                             ------------
      Net realized gain                                                     15,573,886
  Change in unrealized appreciation (depreciation)
    Investment securities                                      (5,590,479)
    Financial futures contracts                                 1,796,585
    Written options                                              (792,871)
    Swap contracts                                                 98,436
    Foreign currency and forward foreign currency exchange
      contracts                                                  (169,827)
                                                              -----------
      Change in net unrealized appreciation (depreciation)                  (4,658,156)
                                                                           -----------
    Net realized and unrealized gain                                        10,915,730
                                                                           -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $40,936,758
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31, 2003  DECEMBER 31, 2002
                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $  30,021,028     $   53,285,882
  Net realized gain                                                15,573,886         13,179,491
  Change in net unrealized appreciation (depreciation)             (4,658,156)        23,791,589
                                                                -------------     --------------
  Net increase in net assets from investment operations            40,936,758         90,256,962
                                                                -------------     --------------

CAPITAL TRANSACTIONS
  Contributions                                                    24,345,488         94,362,926
  Withdrawals                                                    (398,371,613)      (735,911,427)
                                                                -------------     --------------
  Net decrease in net assets from capital transactions           (374,026,125)      (641,548,501)
                                                                -------------     --------------
TOTAL DECREASE IN NET ASSETS                                     (333,089,367)      (551,291,539)
NET ASSETS
  At beginning of year                                            944,097,807      1,495,389,346
                                                                -------------     --------------
  At end of year                                                $ 611,008,440     $  944,097,807
                                                                =============     ==============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------
                                                       2003      2002     2001(A)       2000        1999
                                                     --------  --------  ----------  ----------  ----------
TOTAL RETURN+                                            5.25%     8.89%       7.18%      10.23%      (0.69)%
RATIOS:
  Expenses (to average daily net assets)*                0.41%     0.38%       0.36%       0.35%       0.35%
  Net Investment Income (to average daily net
    assets)*                                             3.78%     4.86%       6.37%       7.24%       6.86%
  Portfolio Turnover                                      398%      384%        329%        233%        159%
  Net Assets, End of Year (000's omitted)            $611,008  $944,098  $1,495,389  $2,226,002  $2,911,705

-----------------

* For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                               0.42%     0.39%        N/A         N/A         N/A
  Net investment income                                  3.77%     4.85%        N/A         N/A         N/A

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 6.39% to 6.37%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+ Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     At December 31, 2003, there was one fund, Standish Mellon Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2003 was approximately 100%.

     The objective of the Portfolio is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.

     On June 21, 2003, by vote of the Trustees, the name of the Standish Fixed Income Portfolio was changed to Standish Mellon Fixed Income Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

     It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

     D. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     G. COMMITMENT AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)  INVESTMENT ADVISORY FEE:

     The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.38% of the Portfolio's average daily net assets for the period from January 1, 2003 through June 30, 2003 and 0.50% for the period from July 1, 2003 through December 31, 2003. Pursuant to these agreements, for the year ended December 31, 2003, Standish Mellon voluntarily waived $124,405 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2003 were as follows:

                                                                       PURCHASES         SALES
                                                                     --------------  --------------
         U.S. Government Securities                                  $3,035,796,660  $3,500,577,662
                                                                     ==============  ==============
         Investments (non-U.S.Government Securities)                 $  503,937,299  $  368,953,139
                                                                     ==============  ==============

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2003, as computed on a federal tax basis, were as follows:

         Aggregate Cost                                            $717,371,612
                                                                   ============
         Gross unrealized appreciation                               23,549,680
         Gross unrealized depreciation                               (2,437,246)
                                                                   ------------
         Net unrealized appreciation                               $ 21,112,434
                                                                   ============

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     A summary of the written put options for the year ended December 31, 2003 is as follows:

     WRITTEN PUT OPTION TRANSACTIONS
     ----------------------------------

                                                                       NUMBER OF CONTRACTS       PREMIUMS
                                                                       -------------------  ------------------
         Outstanding, beginning of period                                      4                $   855,084
         Options written                                                      11                    826,910
         Options expired                                                     (11)                (1,394,022)
                                                                             ---                -----------
         Outstanding, end of period                                            4                $   287,972
                                                                             ===                ===========

     At December 31, 2003, the Portfolio held the following written put option contracts:

         SECURITY                                                           CONTRACTS            VALUE
         ---------------------------------------------------------------------------------------------------
         UST 4.25% Put, Strike Price 100.91, 01/20/2004                        1                $ 97,840
         UST 4.25% Put, Strike Price 100.22, 01/27/2004                        1                  76,697
         UST 4.25% Put, Strike Price 99.91, 01/15/2004                         1                  52,164
         UST 4.25% Put, Strike Price 99.81, 01/05/2004                         1                  23,096
                                                                                                --------
         Total (premium received $287,972)                                                      $249,797
                                                                                                ========

     A summary of the written call options for the year ended December 31, 2003 is as follows:

     WRITTEN CALL OPTION TRANSACTIONS
     -----------------------------------

                                                                        NUMBER OF CONTRACTS      PREMIUMS
                                                                       -------------------  ----------------
         Outstanding, beginning of period                                       3               $ 105,383
         Options written                                                       11                 667,153
         Options expired                                                       (3)               (139,923)
         Options closed                                                        (7)               (412,480)
                                                                               --               ---------
         Outstanding, end of period                                             4               $ 220,133
                                                                               ==               =========

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 2003, the Portfolio held the following written call option contracts:

         SECURITY                                                           CONTRACTS            VALUE
         --------------------------------------------------------------------------------------------------
         UST 4.25% Call, Strike Price 100.94, 01/20/2004                        1              $ 21,033
         UST 4.25% Call, Strike Price 100.22, 01/27/2004                        1                46,634
         UST 4.25% Call, Strike Price 99.91, 01/15/2004                         1                47,422
         UST 4.25% Call, Strike Price 99.81, 01/05/2004                         1                28,350
                                                                                               --------
         Total (premiums received $220,133)                                                    $143,439
                                                                                               ========

     INTEREST RATE FLOORS

     Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

     At December 31, 2003, the Portfolio did not hold any open interest rate floor agreements.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     At December 31, 2003, the Portfolio held the following forward foreign currency exchange contracts:

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                  LOCAL PRINCIPAL         CONTRACT           MARKET      AGGREGATE   UNREALIZED
         CONTRACTS TO DELIVER         AMOUNT             VALUE DATE           VALUE     FACE AMOUNT     LOSS
         -------------------------------------------------------------------------------------------------------
         Danish Krone                 16,670,000         03/17/2004        $ 2,810,173  $ 2,713,172  $   (97,001)
         Euro                         40,400,000         03/17/2004         50,734,188   49,308,217   (1,425,971)
                                                                           -----------  -----------  -----------
         TOTAL                                                             $53,544,361  $52,021,389  $(1,522,972)
                                                                           ===========  ===========  ===========

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At December 31, 2003, the Portfolio held the following financials futures contracts:

                                                                        UNDERLYING FACE
         CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         -----------------------------------------------------------------------------------------------
         U.S. 10 Year Note (189 Contracts)     Short      3/31/2004       $21,218,204       $(60,007)
                                                                                            --------

     At December 31, 2003, the Portfolio had segregated sufficient cash and/or securites to cover margin requirements on open futures contracts.

     SWAP AGREEMENTS

     The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 2003, the Portfolio held the following open swap contracts:

                                                                                                       NET UNREALIZED
             NOTIONAL AMOUNT      EXPIRATION DATE                     DESCRIPTION                       APPRECIATION
         ------------------------------------------------------------------------------------------------------------
               9,215,000  USD           4/30/04    Agreement with Citigroup Global Markets, Inc.,         $98,436
                                                   dated 10/30/03 to pay the notional amount
                                                   multiplied by 0.57% and to receive the notional
                                                   amount multiplied by the 1 month LIBOR adjusted by
                                                   a specified spread.

(6)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     See the Schedule of Investments for outstanding delayed delivery transactions.

(7)  SECURITIES LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2003 resulting in security lending income. At December 31, 2003, the Portfolio had no securities on loan.

                          REPORT OF INDEPENDENT AUDITORS

     To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of Standish Mellon Fixed Income Portfolio:

     In our opinion, the accompanying statement of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master Portfolio: Standish Mellon Fixed Income Portfolio (formerly Standish Fixed Income Portfolio) (the "Portfolio"), at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Boston, Massachusetts
     February 20, 2004

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of December 31, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28               None
c/o Decision                                    11/3/1986             Board and Chief
Resources, Inc.                                                       Executive Officer,
260 Charles Street                                                    Decision Resources,
Waltham, MA 02453                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1989             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, Mertens             28               None
P.O. Box 233                                    11/3/1986             House, Inc.Trustee
New London, NH 03257                                                  and Chairman of the
4/11/35                                                               Board, Visiting
                                                                      Nurse Alliance of
                                                                      Vermont & New
                                                                      Hampshire.

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann               Secretary       Secretary since 2003  Senior Vice                  28               None
c/o Standish Mellon Asset                                             President and Head
Management,                                                           of Operations,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management,
2/20/61                                                               formerly First Vice
                                                                      President, Mellon
                                                                      Institutional Asset
                                                                      Management and
                                                                      Mellon Global
                                                                      Investments

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management; formerly
7/14/65                                                               Assistant Vice
                                                                      President and Mutual
                                                                      Funds Controller,
                                                                      Standish Mellon
                                                                      Asset Management

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

Cara E. Hultgren,             Assistant Vice    Since 2001            Assistant Manager,           28               None
c/o Standish Mellon Asset       President                             Mutual Fund
Management,                                                           Operations since
One Boston Place                                                      1999; Shareholder
Boston, MA 02108                                                      Representative,
1/19/71                                                               Standish Mellon
                                                                      Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll free 1-800-221-4795, (ii) on the fund's website at http://www.melloninstitutionalfunds.com, and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

Item 2.   Code of Ethics.

          As of November 25, 2003, the Registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2003, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics is filed with this Form N-CSR under item 10 (a).

Item 3.   Audit Committee Financial Expert.

          The Registrant's Board of Trustees has determined that the Registrant has more than one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John Hewitt and Caleb Loring III, both of whom are independent.

Item 4.   Principal Accountant Fees and Services.

          (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements for 2003 and 2002 were $186,161 and $177,726, respectively.

          (b) AUDIT RELATED FEES: The aggregate fees paid or accrued by the Registrant for audit-related professional services rendered by PricewaterhouseCoopers LLP for 2003 and 2002 were $4,116 and $2,868, respectively. Such services and related fees for 2003 and 2002 included: the preparation of fiscal year end tax provisions and distribution requirements necessary to prepare annual financial statements.

          (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of distributions, asset diversification testing and preparation of tax returns and extensions for 2003 and 2002 were $14,412 and $10,364, respectively.

          (d) ALL OTHER FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2003 or 2002.

          (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services. (e) (2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

          (f)  Not applicable.

          (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's investment adviser by PricewaterhouseCoopers LLP for 2003 and 2002 were $50,925 and $0, respectively. Services provided in 2003 included consultation and discussions regarding the tax implications resulting from the Registrant's change of custodian and fund administrator, including change in partnership allocation methodology for funds in a master feeder structure and state tax issues concerning the domicile of master portfolios.

          (h) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were pre-approved by the Registrant's Audit Committee of the Board of Directors and no such non-audit services were not pre-approved, the Audit Committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant which were not pre-approved by the Registrant's Audit Committee is compatible with maintaining the principal accountant's independence.

Item 5.   Audit Committee of Listed Registrants.

          Not applicable to this filing.

Item 6.   [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable to this filing.

Item 8.   [Reserved]

Item 9.   Controls and Procedures.

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

          (a)(1) Code of Ethics Described in Item 2 is attached.

          (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as Exhibit 99CERT.302

          (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  Mellon Institutional Funds Master Portfolio
By (Signature and Title):
                              --------------------------------------------
                              Barbara A. McCann, Vice President and Secretary

                              Date
                                  -------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):
                              --------------------------------------------
                              Patrick J. Sheppard, President and Chief
                                Executive Officer

                              Date
                                  -------------------------------



By (Signature and Title):
                               --------------------------------------------
                               Steven M. Anderson,  Vice President and Treasurer

                               Date
                                  -------------------------------